UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Paul J. Battaglia 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2020 through October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1(a):	Reports to Stockholders.

www.manning-napier.com

Manning & Napier Fund, Inc.

Equity Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The obstacles were many, but this year, in so many ways, is a story of triumphant resilience only serving to spotlight just how much more there is to do.

Over the past eighteen months, we’ve endured a recession, a bear market, and a pandemic. Our collective perseverance is now paying off.

We are today experiencing a remarkable economic boom, a historic market rally, and continued medical innovation, all of which have turned a challenging period into one of optimism and hope.

At the same time, political and societal polarization are heightened, social justice concerns have justifiably come to the fore, and the precarious state of our environment presents almost unimaginable challenges for government, business, and finance.

This certainly is a moment of great consequence.

The kind of moment that questions all the rules. Economic rules in how we add value for each other, as well as for ourselves. Social rules in how we interact with each other. Environmental rules that can balance the current needs of emerging economies with the requirements for everyone in the future. Workplace rules in how we get the job done.

Our lives are being redefined, and our society, planet, workplaces, and industry must confront the challenges of the upcoming decade.

Markets reflect us. They mirror our collective thoughts, feelings, expectations, and beliefs – these new life rules.

As we go through this period of change, it will be uncertain and uncomfortable. For those unaccustomed to change, for those reliant on ‘set it and forget it’, these may seem like daunting questions, but there is a better way.

Success in an era of change demands flexibility, adaptability, and a roll-up-your-sleeves willingness to do the work.

For over 50 years, independent thinking and tireless work have underpinned every decision we’ve made on behalf of our investors. We invest for the long-term, we do not speculate. We make active decisions, and we invest with discipline, patience, and confidence. This is the only way we know, to remain true to our values and our fiduciary duty to you, the investors in our mutual funds.

You demand more. At Manning & Napier, we demand more of ourselves. Upon reflection of the year, we’re proud to have continued to deliver more.

We wish you safety and good health, and we appreciate your confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Equity Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth of capital by investing primarily in common stocks. The Series may invest in large-, mid- and small-size companies within the US.

Performance Commentary

Broad US equity markets posted high double digit returns for the twelve-month period ending October 31, 2021. During the period, smaller-cap stocks generally outperformed larger-cap stocks, while growth and value stocks were roughly in line for large capitalization stocks and value notably outperformed growth in the small and mid-cap segments of the market. In terms of sectors, Energy and Financials experienced the highest returns while areas such as Utilities and Consumer Staples broadly lagged.

The Equity Series Class S delivered positive returns during the year but slightly underperformed the Russell 3000 Index, returning 41.7% and 43.9%, respectively.

Underperformance was primarily driven by stock selection, most notably within Health Care and Energy; however, an overweight to the Energy sector more than offset selection decisions in the sector. Within Health Care, Vertex Pharmaceuticals, a biotechnology company that engages in discovering, developing, manufacturing, and commercializing medicines for serious diseases, was among the largest detractors to relative returns following several trial failures. Additionally, an allocation to cash was a detractor as equities notably outperformed cash.

Alternatively, a lack of exposure to Utilities and an overweight to the Energy sector were the strongest contributors to relative returns. Taking a closer look at Energy, we initiated positions in several oil related companies in early 2020 as the market was experiencing Hurdle Rate conditions (i.e., the industry was experiencing a supply/demand imbalance). Since then, oil prices have rebounded significantly following the gradual reopening of key economies. While the fundamentals of the oil Hurdle Rate continue to track, the current wave of the COVID-19 delta variant and the recent UAE-Saudi conflict over OPEC production levels have weighed on investor sentiment. Furthermore, with oil prices rising, the risk of more supply coming back online and creating a supply/demand imbalance has risen. As a result, we’ve been gradually trimming exposure over the latter half of the fiscal year.

Looking ahead, our long-term outlook for growth remains challenged. Corporate debt levels are historically high, and while the consumer is relatively healthy all things considered, government borrowing remains elevated across the globe. Meanwhile, the demographic profiles of the major developed market economies are mixed at best. Aging demographics are reducing workforce growth, and economic growth in the process. As such, we believe today’s accelerated rate of economic growth is unsustainable, having been in part fueled by massive fiscal and monetary stimulus programs across the globe that are now beginning to recede. Overall, we expect the next step for global economic growth is more likely to be lower than higher from here.

Given today’s highly dynamic economic environment and building risks across financial markets, we believe investors should be particularly discerning. As always, we will continue to monitor the environment and remain opportunistic as we actively position client portfolios in what we believe are attractive long-term values.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the Russell 3000® Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk.

2

Equity Series

Performance Update as of October 31, 2021

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Equity Series - Class S2	41.71%	20.05%	15.27%
Equity Series - Class W2,3	43.17%	20.70%	15.58%
Russell 3000® Index[4]	43.90%	18.91%	16.10%

The following graph compares the value of a $10,000 investment in the Equity Series - Class S for the ten years ended October 31, 2021 to the Russell 3000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2021, this net expense ratio was 1.05% for Class S and 0.05% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.29% for Class S and 1.04% for Class W for the year ended October 31, 2021.

3For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. Index data referenced herein is the property of London Stock Exchange Group plc and its group undertakings (“LSE Group”) and/or its third party suppliers and has been licensed for use by Manning & Napier. LSE Group and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/21	ENDING ACCOUNT VALUE 10/31/21	EXPENSES PAID DURING PERIOD* 5/1/21 - 10/31/21	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,091.60	$5.54	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Class W
Actual	$1,000.00	$1,097.10	$0.26	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Equity Series

Portfolio Composition as of October 31, 2021

(unaudited)

Sector Allocation[1]
1As a percentage of net assets.

5

Equity Series

Investment Portfolio - October 31, 2021

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.9%

Communication Services - 11.7%
Diversified Telecommunication Services - 1.1%
Radius Global Infrastructure, Inc. - Class A*	50,978	$883,449
Entertainment - 1.8%
Electronic Arts, Inc.	5,017	703,634
The Walt Disney Co.*	4,141	700,119
		1,403,753
Interactive Media & Services - 7.2%
Alphabet, Inc. - Class A*	863	2,555,274
Alphabet, Inc. - Class C*	72	213,509
Meta Platforms, Inc. - Class A*	9,124	2,952,253
		5,721,036
Media - 1.6%
Charter Communications, Inc. - Class A*	1,880	1,268,793
Total Communication Services		9,277,031
Consumer Discretionary - 11.7%
Hotels, Restaurants & Leisure - 2.5%
Expedia Group, Inc.	7,335	1,205,947
Hyatt Hotels Corp. - Class A*	9,563	814,768
		2,020,715
Internet & Direct Marketing Retail - 4.0%
Amazon.com, Inc.*	945	3,186,946
Multiline Retail - 3.3%
Dollar General Corp.	5,679	1,258,012
Dollar Tree, Inc.*	12,755	1,374,479
		2,632,491
Specialty Retail - 0.8%
AutoZone, Inc.*	352	628,264
Textiles, Apparel & Luxury Goods - 1.1%
NIKE, Inc. - Class B.	4,984	833,773
Total Consumer Discretionary		9,302,189
Consumer Staples - 6.5%
Beverages - 4.0%
The Coca-Cola Co.	25,015	1,410,096
Constellation Brands, Inc. - Class A	4,322	937,053
PepsiCo, Inc.	5,199	840,158
		3,187,307
Food Products - 2.5%
Mondelez International, Inc. - Class A	31,680	1,924,243
Total Consumer Staples		5,111,550
Energy - 3.2%
Oil, Gas & Consumable Fuels - 3.2%
ConocoPhillips.	10,431	777,005
Coterra Energy, Inc.	26,650	568,178
EQT Corp.	38,613	768,785
Exxon Mobil Corp.	6,501	419,119
Total Energy		2,533,087
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials - 11.1%
Banks - 1.3%
East West Bancorp, Inc.	12,816	$1,018,616
Capital Markets - 7.8%
BlackRock, Inc.	882	832,132
Cboe Global Markets, Inc.	6,667	879,644
Intercontinental Exchange, Inc.	12,180	1,686,443
Moody’s Corp.	4,009	1,620,237
S&P Global, Inc.	2,410	1,142,725
		6,161,181
Consumer Finance - 1.0%
American Express Co.	4,679	813,117
Insurance - 1.0%
W. R. Berkley Corp.	9,775	778,090
Total Financials		8,771,004
Health Care - 18.3%
Biotechnology - 5.0%
BioMarin Pharmaceutical, Inc.*	12,958	1,026,663
Seagen, Inc.*	9,637	1,699,292
Vertex Pharmaceuticals, Inc.*	6,586	1,217,949
		3,943,904
Health Care Equipment & Supplies - 4.4%
Align Technology, Inc.*	1,979	1,235,628
Boston Scientific Corp.*	14,735	635,521
Heska Corp.*	1,561	348,930
IDEXX Laboratories, Inc.*	1,163	774,721
Intuitive Surgical, Inc.*	1,254	452,857
		3,447,657
Health Care Providers & Services - 4.5%
Amedisys, Inc.*	2,472	418,609
Humana, Inc.	3,314	1,534,912
LHC Group, Inc.*	2,666	358,817
UnitedHealth Group, Inc.	2,790	1,284,711
		3,597,049
Life Sciences Tools & Services - 1.4%
Thermo Fisher Scientific, Inc.	1,805	1,142,691
Pharmaceuticals - 3.0%
Johnson & Johnson	11,622	1,892,991
Zoetis, Inc.	2,160	466,992
		2,359,983
Total Health Care		14,491,284
Industrials - 4.3%
Commercial Services & Supplies - 0.8%
Copart, Inc.*	3,997	620,694
Machinery - 1.1%
Westinghouse Air Brake Technologies Corp.	9,070	822,921

The accompanying notes are an integral part of the financial statements.

6

Equity Series

Investment Portfolio - October 31, 2021

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Professional Services - 1.1%
Insperity, Inc.	7,121	$890,125
Road & Rail - 1.3%
Norfolk Southern Corp.	3,570	1,046,189
Total Industrials		3,379,929
Information Technology - 20.8%
Electronic Equipment, Instruments & Components - 0.5%
CDW Corp.	2,250	419,963
IT Services - 6.5%
Mastercard, Inc. - Class A	6,055	2,031,574
PayPal Holdings, Inc.	5,169	1,202,258
Snowflake, Inc. - Class A	1,156	409,039
Visa, Inc. - Class A	7,080	1,499,331
		5,142,202
Semiconductors & Semiconductor Equipment - 1.6%
NVIDIA Corp.	5,020	1,283,463
Software - 12.2%
Adobe, Inc.*	1,259	818,803
Anaplan, Inc.	14,591	951,479
Cadence Design Systems, Inc.*	5,559	962,319
Microsoft Corp.	9,370	3,107,279
Palo Alto Networks, Inc.*	1,594	811,490
salesforce.com, Inc.*	4,559	1,366,287
ServiceNow, Inc.*	2,336	1,629,967
		9,647,624
Total Information Technology		16,493,252
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials - 5.2%
Chemicals - 2.0%
FMC Corp.	17,463	$1,589,307
Construction Materials - 1.6%
Martin Marietta Materials, Inc.	1,109	435,660
Vulcan Materials Co.	4,370	830,824
		1,266,484
Containers & Packaging - 1.6%
Graphic Packaging Holding Co.	63,245	1,260,473
Total Materials		4,116,264
Real Estate - 5.1%
Equity Real Estate Investment Trusts (REITS) - 5.1%
American Homes 4 Rent - Class A	9,297	377,458
American Tower Corp.	3,910	1,102,503
Equinix, Inc.	698	584,275
Invitation Homes, Inc.	9,585	395,381
SBA Communications Corp.	4,606	1,590,590
Total Real Estate		4,050,207
TOTAL COMMON STOCKS
(Identified Cost $49,874,806)		77,525,797

SHORT-TERM INVESTMENT - 0.8%

Dreyfus Government Cash Management, Institutional Shares, 0.03%[1]
(Identified Cost $651,260)	651,260	651,260

TOTAL INVESTMENTS - 98.7%
(Identified Cost $50,526,066)		78,177,057
OTHER ASSETS, LESS LIABILITIES - 1.3%		989,841
NET ASSETS - 100%		$79,166,898

*Non-income producing security.

1Rate shown is the current yield as of October 31, 2021.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

7

Equity Series

Statement of Assets and Liabilities

October 31, 2021

ASSETS:

Investments, at value (identified cost $50,526,066) (Note 2)	$78,177,057
Receivable for securities sold	1,067,365
Dividends receivable	14,866
Receivable for fund shares sold	93
Prepaid expenses	11,446

TOTAL ASSETS	79,270,827

LIABILITIES:

Accrued management fees (Note 3)	32,560
Accrued shareholder services fees (Class S) (Note 3)	16,311
Accrued fund accounting and administration fees (Note 3)	15,257
Accrued transfer agent fees (Note 3)	3,481
Accrued Chief Compliance Officer service fees (Note 3)	2,032
Audit fees payable	22,291
Printing fees payable	8,231
Payable for fund shares repurchased	1,052
Other payables and accrued expenses	2,714

TOTAL LIABILITIES	103,929

TOTAL NET ASSETS	$79,166,898

NET ASSETS CONSIST OF:

Capital stock	$42,301
Additional paid-in-capital	40,334,567
Total distributable earnings (loss)	38,790,030

TOTAL NET ASSETS	$79,166,898

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($78,687,199/4,204,633 shares)	$18.71

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($479,699/25,421 shares)	$18.87

The accompanying notes are an integral part of the financial statements.

8

Equity Series

Statement of Operations

For the Year Ended October 31, 2021

INVESTMENT INCOME:

Dividends	$662,631
Other Income	4,633

Total Investment Income	667,264

EXPENSES:

Management fees (Note 3)	554,044
Shareholder services fees (Class S) (Note 3)	183,573
Fund accounting and administration fees (Note 3)	46,260
Directors’ fees (Note 3)	8,572
Chief Compliance Officer service fees (Note 3)	6,096
Custodian fees	3,442
Miscellaneous	147,070

Total Expenses	949,057
Less reduction of expenses (Note 3)	(177,828)

Net Expenses	771,229

NET INVESTMENT LOSS	(103,965)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	12,646,377

Net change in unrealized appreciation (depreciation) on investments	12,101,122

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	24,747,499

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,643,534

The accompanying notes are an integral part of the financial statements.

9

Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/20
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$(103,965)	$28,312
Net realized gain (loss) on investments	12,646,377	5,039,992
Net change in unrealized appreciation (depreciation) on investments	12,101,122	2,979,452

Net increase (decrease) from operations	24,643,534	8,047,756

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(5,290,998)	(6,221,729)
Class W	(35,027)	(33,999)

Total distributions to shareholders	(5,326,025)	(6,255,728)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(297,832)	(5,714,473)

Net increase (decrease) in net assets	19,019,677	(3,922,445)

NET ASSETS:

Beginning of year	60,147,221	64,069,666

End of year	$79,166,898	$60,147,221

The accompanying notes are an integral part of the financial statements.

10

Equity Series

Financial Highlights - Class S*

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.32	$13.89	$14.28	$14.27	$12.20
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.01	0.02	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	5.67	1.81	1.86	1.07	2.63
Total from investment operations	5.65	1.82	1.88	1.05	2.64
Less distributions to shareholders:
From net investment income	(0.00)[2]	(0.03)	(0.01)	—	—
From net realized gain on investments	(1.26)	(1.36)	(2.26)	(1.04)	(0.57)
Total distributions to shareholders	(1.26)	(1.39)	(2.27)	(1.04)	(0.57)
Net asset value - End of year	$18.71	$14.32	$13.89	$14.28	$14.27
Net assets - End of year (000’s omitted)	$78,687	$59,789	$63,701	$69,562	$83,355
Total return[3]	41.71%	14.00% [4]	16.88%	7.67%	22.68% [5]
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	(0.15% )	0.04%	0.12%	(0.17% )	0.10%
Series portfolio turnover	35%	49%	48%	45%	71%

*Effective March 1, 2017, Class A shares of the Series have been designated as Class S shares.

**The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.24%	0.26%	0.24%	0.17%	0.15%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Includes litigation proceeds. Excluding this amount, the Class’ total return is 13.76%.

5Includes litigation proceeds. Excluding this amount, the Class’ total return is 21.48%.

The accompanying notes are an integral part of the financial statements.

11

Equity Series

Financial Highlights - Class W

	FOR THE YEAR ENDED		FOR THE
			PERIOD
			3/1/19[1] TO
	10/31/21	10/31/20	10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$14.42	$13.98	$12.53
Income from investment operations:
Net investment income[2]	0.14	0.14	0.09
Net realized and unrealized gain (loss) on investments	5.72	1.82	1.36
Total from investment operations	5.86	1.96	1.45
Less distributions to shareholders:
From net investment income	(0.15)	(0.16)	—
From net realized gain on investments	(1.26)	(1.36)	—
Total distributions to shareholders	(1.41)	(1.52)	—
Net asset value - End of period	$18.87	$14.42	$13.98
Net assets - End of period (000’s omitted)	$480	$358	$369
Total return[3]	43.17%	15.15% [4]	11.57%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%	0.05%	[5]
Net investment income	0.85%	1.03%	1.04%	[5]
Series portfolio turnover	35%	49%	48%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.99%	1.01%	1.00%	[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Includes litigation proceeds. Excluding this amount, the Class’ total return is 14.99%.

5Annualized.

The accompanying notes are an integral part of the financial statements.

12

Equity Series

Notes to Financial Statements

1.	Organization

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital.

The Series is authorized to issue two classes of shares (Class S and Class W). Each class of shares is substantially the same, except that Class S shares bear shareholder servicing fees.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2021, 6.3 billion shares have been designated in total among 15 series, of which 200 million have been designated as Equity Series Class S common stock and 100 million have been designated as Equity Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input

13

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2021 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Communication Services	$9,277,031	$9,277,031	$—	$—
Consumer Discretionary	9,302,189	9,302,189	—	—
Consumer Staples	5,111,550	5,111,550	—	—
Energy	2,533,087	2,533,087	—	—
Financials	8,771,004	8,771,004	—	—
Health Care	14,491,284	14,491,284	—	—
Industrials	3,379,929	3,379,929	—	—
Information Technology	16,493,252	16,493,252	—	—
Materials	4,116,264	4,116,264	—	—
Real Estate	4,050,207	4,050,207	—	—
Short-Term Investment	651,260	651,260	—	—
Total assets	$78,177,057	$78,177,057	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2020 or October 31, 2021.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2021, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

14

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2018 through October 31, 2021. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pay a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S shares. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

15

Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series' expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and waived Class W management fees (collectively, “excluded expenses”), to 0.80% of the average daily net assets of the Class S shares and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $3,325 in management fees for Class W shares for the year ended October 31, 2021. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $173,456 and $1,047 for Class S and Class W shares, respectively, for the year ended October 31, 2021. These amounts are included as a reduction of expenses on the Statement of Operations. For the year ended October 31, 2021, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

As of October 31, 2021, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING OCTOBER 31,			Total
	2022	2023	2024
Class S	$108,913	$158,100	$173,456	$440,469
Class W	612	872	1,047	2,531

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated February 13, 2020, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2021, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $24,660,180 and $30,601,450, respectively. There were no purchases or sales of U.S. Government securities.

16

Equity Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S and Class W shares of Equity Series were:

CLASS S	FOR THE YEAR ENDED 10/31/21		FOR THE YEAR ENDED 10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	265,725	$4,344,565	456,165	$5,779,151
Reinvested	342,989	5,141,405	461,351	6,066,767
Repurchased	(578,372)	(9,788,118)	(1,328,493)	(17,536,295)
Total	30,342	$(302,148)	(410,977)	$(5,690,377)

CLASS W	FOR THE YEAR ENDED 10/31/21		FOR THE YEAR ENDED 10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	—	$—
Reinvested	2,339	35,027	2,589	33,999
Repurchased	(1,765)	(30,711)	(4,135)	(58,095)
Total	574	$4,316	(1,546)	$(24,096)

At October 31, 2021, the Advisor and its affiliates owned 14.1% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2022 unless extended or renewed. During the year ended October 31, 2021, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2021.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

17

Equity Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including tax equalization and net operating loss/short term capital gain netting. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2021, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $595,797 and decrease Total Distributable Earnings by $595,797. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/20
Ordinary income	$562,775	$939,196
Long-term capital gains	4,763,250	5,316,532

At October 31, 2021, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax purposes	$50,773,176
Unrealized appreciation	27,851,343
Unrealized depreciation	(447,462)
Net unrealized appreciation	$27,403,881
Undistributed ordinary income	$3,470,328
Undistributed long-term capital gains	$7,915,821

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

18

Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Equity Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
December 15, 2021

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

19

Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $546,815 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 97.16%.

The Series designates $8,746,848 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2021.

20

Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004- 2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

21

Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Margaret McLaughlin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Consultant since 2020 – Bates Group (consultants); Consultant (2019- 2020) – Madison Dearborn Partners (private equity); General Counsel/CCO (2011-2019) – Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

22

Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker- Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker- Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Vice President
Term of Office1 & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

23

Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:

Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

{This page intentionally left blank}

25

Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning- napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End
2. Fund Holdings - Quarter-End
3. Shareholder Report - Annual
4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEQY-10/21-AR

26

www.manning-napier.com

Manning & Napier Fund, Inc.

Disciplined Value Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The obstacles were many, but this year, in so many ways, is a story of triumphant resilience only serving to spotlight just how much more there is to do.

Over the past eighteen months, we’ve endured a recession, a bear market, and a pandemic. Our collective perseverance is now paying off.

We are today experiencing a remarkable economic boom, a historic market rally, and continued medical innovation, all of which have turned a challenging period into one of optimism and hope.

At the same time, political and societal polarization are heightened, social justice concerns have justifiably come to the fore, and the precarious state of our environment presents almost unimaginable challenges for government, business, and finance.

This certainly is a moment of great consequence.

The kind of moment that questions all the rules. Economic rules in how we add value for each other, as well as for ourselves. Social rules in how we interact with each other. Environmental rules that can balance the current needs of emerging economies with the requirements for everyone in the future. Workplace rules in how we get the job done.

Our lives are being redefined, and our society, planet, workplaces, and industry must confront the challenges of the upcoming decade.

Markets reflect us. They mirror our collective thoughts, feelings, expectations, and beliefs – these new life rules.

As we go through this period of change, it will be uncertain and uncomfortable. For those unaccustomed to change, for those reliant on ‘set it and forget it’, these may seem like daunting questions, but there is a better way.

Success in an era of change demands flexibility, adaptability, and a roll-up-your-sleeves willingness to do the work.

For over 50 years, independent thinking and tireless work have underpinned every decision we’ve made on behalf of our investors. We invest for the long-term, we do not speculate. We make active decisions, and we invest with discipline, patience, and confidence. This is the only way we know, to remain true to our values and our fiduciary duty to you, the investors in our mutual funds.

You demand more. At Manning & Napier, we demand more of ourselves. Upon reflection of the year, we’re proud to have continued to deliver more.

We wish you safety and good health, and we appreciate your confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Disciplined Value Series

Fund Commentary

(unaudited)

Investment Objective

To provide competitive returns consistent with the broad equity market while also providing a level of capital protection during market downturns. The Series is designed to offer a diversified portfolio of dividend-paying US equity securities. Using a systematic process with a focus on mid- to large-capitalization US companies, securities are selected based on factors such as free cash flow generation and earnings power, minimum dividend yield, dividend sustainability, and financial health.

Performance Commentary

Broad US equity markets posted positive returns for the twelve-month period ending October 31, 2021. Large-cap stocks modestly trailed small- and mid-cap stocks, while from a style perspective growth and value stocks performed in line with one another.

The Disciplined Value Series Class S delivered positive returns during the year but underperformed the Russell 1000 Index, returning 37.2% and 43.8%, respectively. This return profile is consistent with the strategy’s history of providing a level of downside risk management during adverse equity market environments, while generating absolute returns that may not quite keep pace with the benchmark during especially strong equity markets.

From a factor perspective, the large- to mega-capitalization nature of the strategy weighed on relative returns as smaller capitalization stocks outperformed their larger counterparts within the large-capitalization value investment universe. The strategy’s focus on free cash flow generating, dividend paying stocks with sustainable dividend policies typically results in exposure to quality-oriented factors such as high return on equity (ROE) which offers a gauge of profit-generating efficiency. A characteristic of this year’s market behavior is that value leadership broadly has been led by lower-quality groups of stocks which weighed heavily on the strategy’s relative performance.

From a sector standpoint, an underweight allocation to Financials and Energy, the two best performing sectors, as well as a significant overweight to Consumer Staples, one of the worst performing sectors, weighed on relative returns over the trailing twelve-month period. Specific companies owned within the Industrials sector was a notable detractor as well. No exposure to Utilities and selection within the Information Technology and Materials sectors aided relative returns.

Within the Series, we pursue opportunities for shareholders through our disciplined screening process. Our goal is to generate stable income with the potential for capital growth. Importantly, this approach will continue to emphasize risk management as a critical component in managing the Series.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet and Morningstar. Analysis Manning & Napier. Commentary presented is relative to the Russell 1000® Value Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk and mid-cap risk. The Series invests primarily in dividend-paying equity securities, with a focus on mid- to large- cap companies. There is no assurance or guarantee that such companies will declare, continue to pay, or increase dividends. Stocks of mid-cap companies tend to be more volatile than those of large-cap companies, as mid-cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. In addition, because the Advisor manages the Series using a disciplined screening process, the Series is subject to the additional risk that the investment approach may not be successful. Further, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements.

Morningstar, Inc. is a global investment research firm providing data, information, and analysis of stocks and mutual funds. ©2021 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied, adapted or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information, except where such damages or losses cannot be limited or excluded by law in your jurisdiction. Past financial performance is no guarantee of future results.

2

Disciplined Value Series

Performance Update as of October 31, 2021

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Disciplined Value Series - Class I2	37.44%	13.49%	12.27%
Disciplined Value Series - Class S2,3	37.17%	13.22%	11.99%
Disciplined Value Series - Class W2,3	37.98%	13.76%	12.40%
Disciplined Value Series - Class Z2,3	37.61%	13.56%	12.31%
Russell 1000® Value Index[4]	43.76%	12.39%	12.85%

The following graph compares the value of a $1,000,000 investment in the Disciplined Value Series - Class I for the ten years ended October 31, 2021 to the Russell 1000® Value Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2021, this net expense ratio was 0.72% for Class S, 0.54% for Class I, 0.11% for Class W and 0.41% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.72% for Class S, 0.54% for Class I, 0.41% for Class W and 0.41% for Class Z for the year ended October 31, 2021.

3For periods through the inception of Class S on September 21, 2018 the performance is hypothetical and is based on the historical performance of Class I shares adjusted for Class S shares’ charges and expenses. For periods through March, 1, 2019 (the inception date of the Class W and Class Z shares), performance for the Class W and Class Z shares is based on the historical performance of the Class I shares. Because the Class W and Class Z shares invest in the same portfolio of securities as the Class I shares, performance for the respective shares will be different only to the extent that the Class I shares have a higher expense ratio.

4The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. Index data referenced herein is the property of London Stock Exchange Group plc and its group undertakings (“LSE Group”) and/or its third party suppliers and has been licensed for use by Manning & Napier. LSE Group and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

3

Disciplined Value Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/21	ENDING ACCOUNT VALUE 10/31/21	EXPENSES PAID DURING PERIOD* 5/1/21 - 10/31/21	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,043.70	$3.71	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67	0.72%
Class I
Actual	$1,000.00	$1,044.80	$2.73	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.70	0.53%
Class W
Actual	$1,000.00	$1,046.70	$0.57	0.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.65	$0.56	0.11%
Class Z
Actual	$1,000.00	$1,045.70	$2.11	0.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.14	$2.09	0.41%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

4

Disciplined Value Series

Portfolio Composition as of October 31, 2021

(unaudited)

Sector Allocation[1]
1As a percentage of net assets.

5

Disciplined Value Series

Investment Portfolio - October 31, 2021

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.9%

Communication Services - 5.4%
Diversified Telecommunication Services - 2.4%
Verizon Communications, Inc.	205,625	$10,896,069
Media - 3.0%
Comcast Corp. - Class A	229,876	11,822,522
Omnicom Group, Inc.	26,761	1,821,889
		13,644,411
Total Communication Services		24,540,480
Consumer Discretionary - 6.8%
Distributors - 0.5%
Genuine Parts Co	17,957	2,354,342
Household Durables - 1.1%
Garmin Ltd	20,663	2,967,207
Whirlpool Corp.	8,133	1,714,680
		4,681,887
Specialty Retail - 5.2%
Best Buy Co., Inc.	28,745	3,513,789
The Home Depot, Inc.	49,064	18,239,051
Williams-Sonoma, Inc.	9,654	1,793,038
		23,545,878
Total Consumer Discretionary		30,582,107
Consumer Staples - 17.0%
Food & Staples Retailing - 4.3%
The Kroger Co.	77,626	3,106,593
Walmart, Inc.	108,253	16,175,163
		19,281,756
Food Products - 6.8%
Archer-Daniels-Midland Co.	55,329	3,554,335
Bunge Ltd.	19,688	1,823,896
Campbell Soup Co.	37,571	1,500,962
Conagra Brands, Inc.	58,131	1,871,818
General Mills, Inc.	56,498	3,491,576
The Hershey Co.	20,237	3,548,558
The J.M. Smucker Co.	14,168	1,740,681
The Kraft Heinz Co.	102,452	3,677,002
Mondelez International, Inc. - Class A	102,168	6,205,684
Tyson Foods, Inc. - Class A	38,274	3,060,772
		30,475,284
Household Products - 5.9%
The Clorox Co.	13,421	2,187,757
Colgate-Palmolive Co.	66,161	5,040,807
Kimberly-Clark Corp.	29,597	3,832,515
The Procter & Gamble Co	110,509	15,801,682
		26,862,761
Total Consumer Staples		76,619,801
Financials - 14.3%
Banks - 9.2%
Citigroup, Inc.	123,908	8,569,477
Comerica, Inc.	20,128	1,712,692

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
Fifth Third Bancorp	75,754	$3,297,572
Huntington Bancshares, Inc.	124,670	1,962,306
JPMorgan Chase & Co.	99,240	16,859,884
Regions Financial Corp.	112,789	2,670,843
U.S. Bancorp.	107,731	6,503,720
		41,576,494
Insurance - 5.1%
The Allstate Corp.	29,504	3,648,760
Chubb Ltd.	34,427	6,726,347
Cincinnati Financial Corp.	20,166	2,448,959
Everest Re Group Ltd.	5,792	1,514,608
Fidelity National Financial, Inc.	39,350	1,885,259
The Hartford Financial Services Group, Inc.	40,083	2,923,253
The Travelers Companies, Inc.	23,805	3,829,748
		22,976,934
Total Financials		64,553,428
Health Care - 9.6%
Biotechnology - 1.3%
Gilead Sciences, Inc.	92,370	5,992,965
Health Care Providers & Services - 0.5%
Quest Diagnostics, Inc.	16,155	2,371,231
Pharmaceuticals - 7.8%
Bristol-Myers Squibb Co.	136,473	7,970,023
Johnson & Johnson	90,169	14,686,727
Merck & Co., Inc.	141,202	12,432,836
		35,089,586
Total Health Care		43,453,782
Industrials - 22.0%
Aerospace & Defense - 4.5%
General Dynamics Corp.	24,031	4,872,285
L3Harris Technologies, Inc.	18,509	4,267,065
Lockheed Martin Corp.	18,799	6,247,283
Northrop Grumman Corp.	13,581	4,851,405
		20,238,038
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	17,790	1,725,452
Building Products - 1.6%
A. O. Smith Corp.	22,272	1,627,415
Johnson Controls International plc.	76,246	5,594,169
		7,221,584
Commercial Services & Supplies - 2.2%
Republic Services, Inc.	31,493	4,238,958
Waste Management, Inc.	35,434	5,677,590
		9,916,548
Electrical Equipment - 2.7%
Eaton Corp. plc.	35,250	5,807,790

The accompanying notes are an integral part of the financial statements.

6

Disciplined Value Series

Investment Portfolio - October 31, 2021

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Electrical Equipment (continued)
Emerson Electric Co.	52,584	$5,101,174
Hubbell, Inc.	7,794	1,553,890
		12,462,854
Industrial Conglomerates - 3.5%
3M Co.	37,946	6,780,191
Honeywell International, Inc.	41,647	9,104,867
		15,885,058
Machinery - 4.0%
Caterpillar, Inc.	36,864	7,520,625
Cummins, Inc.	14,873	3,567,140
Illinois Tool Works, Inc.	24,083	5,487,793
Snap-on, Inc.	7,204	1,464,069
		18,039,627
Professional Services - 0.4%
Booz Allen Hamilton Holding Corp.	18,931	1,644,347
Road & Rail - 2.1%
Union Pacific Corp.	39,347	9,498,366
Trading Companies & Distributors - 0.6%
W. W. Grainger, Inc.	5,974	2,766,619
Total Industrials		99,398,493
Information Technology - 16.5%
Communications Equipment - 3.6%
Cisco Systems, Inc.	220,092	12,318,549
Motorola Solutions, Inc.	16,251	4,039,836
		16,358,385
IT Services - 3.7%
Automatic Data Processing, Inc.	31,207	7,005,660
Broadridge Financial Solutions, Inc.	13,761	2,455,100
International Business Machines Corp.	56,722	7,095,922
		16,556,682
Semiconductors & Semiconductor Equipment - 5.3%
Analog Devices, Inc.	29,730	5,157,858
Intel Corp.	202,189	9,907,261
QUALCOMM, Inc.	66,964	8,908,890
		23,974,009
Software - 3.3%
Oracle Corp.	155,091	14,879,431
Technology Hardware, Storage & Peripherals - 0.6%
NetApp, Inc.	27,976	2,498,257
Total Information Technology		74,266,764
Materials - 7.3%
Chemicals - 4.5%
CF Industries Holdings, Inc.	31,112	1,767,162
Eastman Chemical Co.	17,216	1,790,980
FMC Corp.	16,557	1,506,853
International Flavors & Fragrances, Inc.	24,203	3,568,732
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
Linde plc (United Kingdom)	31,620	$10,093,104
RPM International, Inc.	17,271	1,506,031
		20,232,862
Containers & Packaging - 0.4%
Packaging Corp. of America	12,610	1,732,236
Metals & Mining - 2.4%
Newmont Corp.	66,721	3,602,934
Nucor Corp.	36,728	4,100,681
Reliance Steel & Aluminum Co.	9,222	1,347,888
Steel Dynamics, Inc.	29,229	1,931,452
		10,982,955
Total Materials		32,948,053
TOTAL COMMON STOCKS (Identified Cost $374,433,103)		446,362,908

SHORT-TERM INVESTMENT - 1.0%

Dreyfus Government Cash Management, Institutional Shares, 0.03%[1]
(Identified Cost $4,472,275)	4,472,275	4,472,275

TOTAL INVESTMENTS - 99.9% (Identified Cost $378,905,378)		450,835,183
OTHER ASSETS, LESS LIABILITIES - 0.1%		241,919
NET ASSETS - 100%		$451,077,102

The accompanying notes are an integral part of the financial statements.

7

Disciplined Value Series

Investment Portfolio - October 31, 2021

1Rate shown is the current yield as of October 31, 2021.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

8

Disciplined Value Series

Statement of Assets and Liabilities

October 31, 2021

ASSETS:

Investments, at value (identified cost $378,905,378) (Note 2)	$450,835,183
Dividends receivable	668,836
Receivable for fund shares sold	81,259
Foreign tax reclaims receivable	1,220
Prepaid expenses	23,006

TOTAL ASSETS	451,609,504

LIABILITIES:

Accrued sub-transfer agent fees (Note 3)	79,224
Accrued management fees (Note 3)	53,676
Accrued fund accounting and administration fees (Note 3)	30,898
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	15,436
Accrued Chief Compliance Officer service fees (Note 3)	2,032
Payable for fund shares repurchased	283,717
Accrued interest expense payable	928
Other payables and accrued expenses	66,491

TOTAL LIABILITIES	532,402

TOTAL NET ASSETS	$451,077,102

NET ASSETS CONSIST OF:

Capital stock	$483,431
Additional paid-in-capital	351,854,716
Total distributable earnings (loss)	98,738,955

TOTAL NET ASSETS	$451,077,102

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($72,925,123/7,951,812 shares)	$9.17

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($109,844,516/11,350,840 shares)	$9.68

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($244,196,565/26,549,463 shares)	$9.20

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($24,110,898/2,490,955 shares)	$9.68

The accompanying notes are an integral part of the financial statements.

9

Disciplined Value Series

Statement of Operations

For the Year Ended October 31, 2021

INVESTMENT INCOME:

Dividends	$11,079,976
Other Income	53,061

Total Investment Income	11,133,037

EXPENSES:

Management fees (Note 3)	1,367,620
Sub-transfer agent fees (Note 3)	233,038
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	183,228
Fund accounting and administration fees (Note 3)	90,749
Directors’ fees (Note 3)	51,742
Chief Compliance Officer service fees (Note 3)	6,096
Transfer agent fees	116,098
Custodian fees	24,341
Interest expense	1,343
Miscellaneous	198,365

Total Expenses	2,272,620
Less reduction of expenses (Note 3)	(655,729)

Net Expenses	1,616,891

NET INVESTMENT INCOME	9,516,146

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	50,039,992

Net change in unrealized appreciation (depreciation) on investments	67,922,789

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	117,962,781

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,478,927

The accompanying notes are an integral part of the financial statements.

10

Disciplined Value Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	10/31/21	10/31/20
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$9,516,146	$8,581,676
Net realized gain (loss) on investments	50,039,992	(22,422,146)
Net change in unrealized appreciation (depreciation) on investments	67,922,789	(13,056,997)

Net increase (decrease) from operations	127,478,927	(26,897,467)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class S	(1,023,993)	(4,023,980)
Class I	(2,147,000)	(6,604,992)
Class W	(4,365,225)	(6,362,946)
Class Z	(329,345)	(734,913)

Total distributions to shareholders	(7,865,563)	(17,726,831)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	15,149,788	45,534,562

Net increase (decrease) in net assets	134,763,152	910,264

NET ASSETS:

Beginning of year	316,313,950	315,403,686

End of year	$451,077,102	$316,313,950

The accompanying notes are an integral part of the financial statements.

11

Disciplined Value Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$6.78	$7.67	$8.77	$11.42	$10.16
Income (loss) from investment operations:
Net investment income[1]	0.15	0.16	0.16	0.16	0.20
Net realized and unrealized gain (loss) on investments	2.36	(0.68)	0.54	0.72	1.89
Total from investment operations	2.51	(0.52)	0.70	0.88	2.09
Less distributions to shareholders:
From net investment income	(0.12)	(0.14)	(0.19)	(0.27)	(0.33)
From net realized gain on investments	—	(0.23)	(1.61)	(3.26)	(0.50)
Total distributions to shareholders	(0.12)	(0.37)	(1.80)	(3.53)	(0.83)
Net asset value - End of year	$9.17	$6.78	$7.67	$8.77	$11.42
Net assets - End of year (000’s omitted)	$72,925	$64,205	$83,332	$72,088	$30,940
Total return[2]	37.17%	(7.09% )	11.11%	8.14%	21.52%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.72%	0.76%	0.82%	0.85%	0.82%
Net investment income	1.74%	2.26%	2.14%	1.71%	1.91%
Series portfolio turnover	55%	29%	35%	96%	34%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	0.04%	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

12

Disciplined Value Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	10/31/21	10/31/20[1]	10/31/19[1]	10/31/18[1]	10/31/17[1]
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.15	$8.07	$8.31	$9.58	$8.31
Income (loss) from investment operations:
Net investment income[2]	0.17	0.18	0.19	0.17	0.20
Net realized and unrealized gain (loss) on investments	2.49	(0.71)	0.61	0.59	1.56
Total from investment operations	2.66	(0.53)	0.80	0.76	1.76
Less distributions to shareholders:
From net investment income	(0.13)	(0.16)	(0.12)	(0.17)	(0.20)
From net realized gain on investments	—	(0.23)	(0.92)	(1.86)	(0.29)
Total distributions to shareholders	(0.13)	(0.39)	(1.04)	(2.03)	(0.49)
Net asset value - End of year	$9.68	$7.15	$8.07	$8.31	$9.58
Net assets - End of year (000’s omitted)	$109,845	$120,221	$137,296	$88,864	$117,357
Total return[3]	37.44%	(6.89% )	11.44%	8.35%	21.86%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.54%	0.55%	0.58%	0.60%	0.57%
Net investment income	1.93%	2.45%	2.38%	2.05%	2.24%
Series portfolio turnover	55%	29%	35%	96%	34%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	N/A	0.04%	N/A

1Per share amounts have been adjusted to reflect a 1.75-for-1 stock split effective after the close of business on December 5, 2019.

2Calculated based on average shares outstanding during the years.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

13

Disciplined Value Series

Financial Highlights - Class W

	FOR THE YEAR ENDED			FOR THE
				PERIOD
				3/1/19[1] TO
	10/31/21	10/31/20		10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$6.80	$7.69		$7.36
Income (loss) from investment operations:
Net investment income[2]	0.20	0.20		0.13
Net realized and unrealized gain (loss) on investments	2.37	(0.68)		0.35
Total from investment operations	2.57	(0.48)		0.48
Less distributions to shareholders:
From net investment income	(0.17)	(0.18)		(0.15)
From net realized gain on investments	—	(0.23)		—
Total distributions to shareholders	(0.17)	(0.41)		(0.15)

Net asset value - End of period	$9.20	$6.80		$7.69
Net assets - End of period (000’s omitted)	$244,197	$116,106		$76,322
Total return[3]	37.98%	(6.45%	)	6.58%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.11%	0.14%	4	0.15%	[5]
Net investment income	2.31%	2.84%		2.63%	[5]
Series portfolio turnover	55%	29%		35%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.30%	0.30%		0.32%	[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by less than 0.01%.

5Annualized.

The accompanying notes are an integral part of the financial statements.

14

Disciplined Value Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED		FOR THE
			PERIOD
			3/1/19[1] TO
	10/31/21	10/31/20[2]	10/31/19[2]

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$7.15	$8.07	$7.67
Income (loss) from investment operations:
Net investment income[3]	0.19	0.19	0.12
Net realized and unrealized gain (loss) on investments	2.48	(0.72)	0.36
Total from investment operations	2.67	(0.53)	0.48
Less distributions to shareholders:
From net investment income	(0.14)	(0.16)	(0.08)
From net realized gain on investments	—	(0.23)	—
Total distributions to shareholders	(0.14)	(0.39)	(0.08)
Net asset value - End of period	$9.68	$7.15	$8.07
Net assets - End of period (000’s omitted)	$24,111	$15,781	$18,454
Total return[4]	37.61%	(6.77% )	6.31%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.41%	0.45% [5]	0.45%	[6]
Net investment income	2.04%	2.55%	2.35%	[6]
Series portfolio turnover	55%	29%	35%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	0.02%	[6]

1Commencement of operations.

2Per share amounts have been adjusted to reflect a 1.75-for-1 stock split effective after the close of business on December 5, 2019.

3Calculated based on average shares outstanding during the periods.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by 0.01%.

6Annualized.

The accompanying notes are an integral part of the financial statements.

15

Disciplined Value Series

Notes to Financial Statements

1.	Organization

Disciplined Value Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2021, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Disciplined Value Series Class I common stock, Disciplined Value Series Class S common stock, Disciplined Value Series Class W common stock, and Disciplined Value Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2

16

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2021 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Communication Services	$24,540,480	$24,540,480	$—	$—
Consumer Discretionary	30,582,107	30,582,107	—	—
Consumer Staples	76,619,801	76,619,801	—	—
Financials	64,553,428	64,553,428	—	—
Health Care	43,453,782	43,453,782	—	—
Industrials	99,398,493	99,398,493	—	—
Information Technology	74,266,764	74,266,764	—	—
Materials	32,948,053	32,948,053	—	—
Short-Term Investment	4,472,275	4,472,275	—	—
Total assets	$450,835,183	$450,835,183	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2020 or October 31, 2021.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only

17

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2021, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2018 through October 31, 2021. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.30% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S and Class I shares. Payments made pursuant to such agreements

18

Disciplined Value Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series' expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.60% of the average daily net assets of the Class I and Class S shares, 0.45% of the average daily net assets of the Class Z shares, and 0.15% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $655,729 in management fees for Class W shares for the year ended October 31, 2021.

As of October 31, 2021, there are no expenses eligible to be recouped by the Advisor.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated February 13, 2020, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2021, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $258,824,934 and $242,414,302, respectively. There were no purchases or sales of U.S. Government securities.

19

Disciplined Value Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W, and Class Z shares of Disciplined Value Series were:

CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	942,202	$7,928,247	2,185,798	$15,335,701
Reinvested	116,544	961,216	520,096	3,841,892
Repurchased	(2,570,637)	(21,699,915)	(4,104,449)	(28,362,891)
Total	(1,511,891)	$(12,810,452)	(1,398,555)	$(9,185,298)

CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,444,943	$39,546,365	6,855,394 [1]	$48,439,828
Reinvested	223,309	1,948,391	810,028 [1]	6,258,066
Repurchased	(10,124,275)	(92,339,227)	(7,878,944)[1]	(56,327,596)
Total	(5,456,023)	$(50,844,471)	(213,522)[1]	$(1,629,702)

CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	13,896,176	$113,166,084	8,913,190	$68,986,024
Reinvested	482,943	4,070,632	850,647	6,172,499
Repurchased	(4,906,776)	(41,077,202)	(2,615,296)	(17,905,560)
Total	9,472,343	$76,159,514	7,148,541	$57,252,963

CLASS Z	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	528,456	$4,885,934	671,860 [1]	$5,033,822
Reinvested	37,313	329,345	95,097 [1]	734,913
Repurchased	(280,879)	(2,570,082)	(847,733)[1]	(6,672,136)
Total	284,890	$2,645,197	(80,776)[1]	$(903,401)

1Effective after the close of business on December 5, 2019, the total outstanding shares of Class I and Z of the Disciplined Value Series split on a 1.75-for-1 basis. The impact of the stock split increased the number of shares outstanding by a factor of 1.75, while decreasing the NAV per share and market price per share by a factor of 1.75, resulting in no effect on fund net assets or on the total value of a shareholder’s investment.

At October 31, 2021, the Advisor and its affiliates owned 0.1% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2022 unless extended or renewed. During the year ended October 31, 2021,

20

Disciplined Value Series

Notes to Financial Statements (continued)

6.	Line of Credit (continued)

the Disciplined Value Series borrowed an average of $18,000,000 for 2 days at a weighted average interest rate of 1.34%. As of October 31, 2021, there was no borrowing outstanding.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2021.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2021, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $2,969,805 and decrease Total Distributable Earnings by $2,969,805. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 10/31/21	ENDED 10/31/20
Ordinary income	$7,865,563	$9,212,400
Long-term capital gains	—	8,514,431

At October 31, 2021, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax purposes	$380,272,804
Unrealized appreciation	77,656,103
Unrealized depreciation	(7,093,724)

Net unrealized appreciation	$70,562,379
Undistributed ordinary income	$3,538,159
Undistributed long-term capital gains	$24,638,416

For the year ended October 31, 2021, the capital loss carryover utilized was $20,858,336.

9.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively

21

Disciplined Value Series

Notes to Financial Statements (continued)

9.	Market Event (continued)

impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

22

Disciplined Value Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Disciplined Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Disciplined Value Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 15, 2021

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

23

Disciplined Value Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $7,865,563 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 100.00%.

The Series designates $28,597,065 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2021.

24

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004- 2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments);
Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

25

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Margaret McLaughlin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Consultant since 2020 – Bates Group (consultants); Consultant (2019- 2020) – Madison Dearborn Partners (private equity); General Counsel/CCO (2011-2019) – Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A
Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

26

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.
Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker- Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) -Manning & Napier Advisors, LLC& Affiliates; Broker- Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates
Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) -Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

27

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.
Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

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29

Disciplined Value Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDIV-10/21-AR

30

www.manning-napier.com

Manning & Napier Fund, Inc.

Overseas Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The obstacles were many, but this year, in so many ways, is a story of triumphant resilience only serving to spotlight just how much more there is to do.

Over the past eighteen months, we’ve endured a recession, a bear market, and a pandemic. Our collective perseverance is now paying off.

We are today experiencing a remarkable economic boom, a historic market rally, and continued medical innovation, all of which have turned a challenging period into one of optimism and hope.

At the same time, political and societal polarization are heightened, social justice concerns have justifiably come to the fore, and the precarious state of our environment presents almost unimaginable challenges for government, business, and finance.

This certainly is a moment of great consequence.

The kind of moment that questions all the rules. Economic rules in how we add value for each other, as well as for ourselves. Social rules in how we interact with each other. Environmental rules that can balance the current needs of emerging economies with the requirements for everyone in the future. Workplace rules in how we get the job done.

Our lives are being redefined, and our society, planet, workplaces, and industry must confront the challenges of the upcoming decade.

Markets reflect us. They mirror our collective thoughts, feelings, expectations, and beliefs – these new life rules.

As we go through this period of change, it will be uncertain and uncomfortable. For those unaccustomed to change, for those reliant on ‘set it and forget it’, these may seem like daunting questions, but there is a better way.

Success in an era of change demands flexibility, adaptability, and a roll-up-your-sleeves willingness to do the work.

For over 50 years, independent thinking and tireless work have underpinned every decision we’ve made on behalf of our investors. We invest for the long-term, we do not speculate. We make active decisions, and we invest with discipline, patience, and confidence. This is the only way we know, to remain true to our values and our fiduciary duty to you, the investors in our mutual funds.

You demand more. At Manning & Napier, we demand more of ourselves. Upon reflection of the year, we’re proud to have continued to deliver more.

We wish you safety and good health, and we appreciate your confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Overseas Series

Fund Commentary
(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

Broad international equity markets posted high double digit returns for the twelve-month period ending October 31, 2021. During the period, smaller-cap stocks generally outperformed larger-cap stocks and value outperformed growth. In terms of sectors, Energy and Financials experienced the highest returns while areas such as Communication Services and Consumer Discretionary broadly lagged. On a regional basis, developed markets notably outperformed emerging markets.

The Overseas Series Class S delivered positive returns and outperformed the MSCI ACWI ex USA Index, returning 36.7% and 29.7%, respectively.

Outperformance was primarily driven by strong stock selection, notably within Energy and Communication Services. Taking a closer look at Energy, the Series benefitted from an overweight allocation to the sector, as well as stock selection. Notable contributors within Energy include Canadian company Cameco, the largest pure play uranium producer, and Tourmaline, the largest natural gas producer in Canada. Both positions were purchased under the Hurdle Rate strategy. Recently, we sold our remaining position in Tourmaline as we believe the current risk/reward tradeoff is no longer favorable. The natural gas macro also played a role in the sell, particularly in that the commodity price had a strong rally here and there is a risk that companies will continue to increase production and create a supply/demand imbalance. Within Communication Services, an overweight allocation to Southeast Asian internet company Sea Limited benefitted relative returns. Sea Limited continues to exhibit strong growth, driven by faster than expected growth in the eCommerce business, as well as durable growth in its gaming business. More recently, the payments business has begun to ramp up and investors are beginning to assign value to this growing revenue stream. Finally, the Series benefitted from an underweight allocation to emerging markets.

In terms of detractors, an underweight to and selection within Financials, including an underweight to the banking industry, were the largest detractors to relative returns. Additionally, an overweight allocation to Brazilian merchant acquirer Stone Company detracted from returns. Stone’s shares have been weak due to a large provision for credit losses within its working capital finance offering that is a result of a new registry of receivables system, launched by the Brazilian Central Bank, not working properly. While the size of the credit provision was unexpected, the core business of processing merchant payments continues to perform well.

Looking ahead, our long-term outlook for growth remains challenged. Corporate debt levels are historically high, and while the consumer is relatively healthy all things considered, government borrowing remains elevated across the globe. Meanwhile, the demographic profiles of the major developed market economies are mixed at best. Aging demographics are reducing workforce growth, and economic growth in the process. As such, we believe today’s accelerated rate of economic growth is unsustainable, having been in part fueled by massive fiscal and monetary stimulus programs across the globe that are now beginning to recede. Overall, we expect the next step for global economic growth is more likely to be lower than higher from here.

Given today’s highly dynamic economic environment and building risks across financial markets, we believe investors should be particularly discerning. As always, we will continue to monitor the environment and remain opportunistic as we actively position client portfolios in what we believe are attractive long-term values.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the MSCI ACWI ex USA Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Overseas Series

Performance Update as of October 31, 2021
(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Overseas Series - Class S2,3	36.72%	13.51%	8.12%
Overseas Series - Class I2	37.16%	13.85%	8.44%
Overseas Series - Class W2,4	38.13%	14.28%	8.64%
Overseas Series - Class Z2,5	37.31%	13.94%	8.48%
MSCI ACWI ex USA Index[6]	29.66%	9.77%	6.66%

The following graph compares the value of a $1,000,000 investment in the Overseas Series - Class I for the ten years ended October 31, 2021 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2021, this net expense ratio was 1.05% for Class S, 0.75% for Class I, 0.05% for Class W and 0.65% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.08% for Class S, 0.75% for Class I, 0.69% for Class W and 0.69% for Class Z for the year ended October 31, 2021.

3For periods through September 21, 2018 (the inception date of the Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares’ charges and expenses.

4For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class I shares. Because the Class W shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

5For periods through May 1, 2018 (the inception date of the Class Z shares), performance for the Class Z shares is based on the historical performance of the Class I shares. Because the Class Z shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

3

Overseas Series

Performance Update as of October 31, 2021
(unaudited)

6The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 27 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index data referenced herein is the property of MSCI, its affiliates (“MSCI”) and/or its third party suppliers and has been licensed for use by Manning & Napier. MSCI and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

4

Overseas Series

Shareholder Expense Example
(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/21	ENDING ACCOUNT VALUE 10/31/21	EXPENSES PAID DURING PERIOD* 5/1/21 - 10/31/21	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,047.90	$5.42	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Class I
Actual	$1,000.00	$1,049.60	$3.87	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class W
Actual	$1,000.00	$1,053.30	$0.26	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%
Class Z
Actual	$1,000.00	$1,050.10	$3.36	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%

* Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

5

Overseas Series

Portfolio Composition as of October 31, 2021
(unaudited)

Country Allocation[1,2]

1As a percentage of net assets.
[2]Allocations are based on country of risk.

Sector Allocation[3]

3As a percentage of net assets.

6

Overseas Series

Investment Portfolio - October 31, 2021

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 95.7%

Communication Services - 8.6%
Entertainment - 5.4%
Sea Ltd. - ADR (Taiwan)*	92,294	$31,709,450
Ubisoft Entertainment S.A. (France)*	208,631	10,924,712
		42,634,162
Interactive Media & Services - 1.9%
Auto Trader Group plc (United Kingdom)[1]	1,859,245	15,413,953
Media - 1.3%
S4 Capital plc (United Kingdom)*	1,037,511	10,303,697
Total Communication Services		68,351,812
Consumer Discretionary - 10.5%
Hotels, Restaurants & Leisure - 2.4%
Accor S.A. (France)*	346,566	12,402,362
Restaurant Brands International, Inc. (Canada)	112,360	6,364,070
		18,766,432
Household Durables - 5.5%
Nikon Corp. (Japan)	1,434,400	15,815,350
Sony Group Corp. (Japan)	236,200	27,351,105
		43,166,455
Textiles, Apparel & Luxury Goods - 2.6%
adidas AG (Germany)	34,061	11,148,218
lululemon athletica, Inc. (United States)*	20,988	9,780,618
		20,928,836
Total Consumer Discretionary		82,861,723
Consumer Staples - 16.9%
Beverages - 5.0%
Anheuser-Busch InBev S.A./N.V. (Belgium)	134,398	8,220,754
Diageo plc (United Kingdom)	408,175	20,307,396
Heineken N.V. (Netherlands)	101,690	11,255,978
		39,784,128
Food Products - 6.4%
Danone S.A. (France)	216,130	14,088,607
Kerry Group plc - Class A (Ireland)	56,176	7,539,471
Nestle S.A. (Switzerland)	219,825	28,996,506
		50,624,584
Household Products - 1.4%
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	7,027,500	11,107,191
Personal Products - 4.1%
Beiersdorf AG (Germany)	101,562	10,799,436
Unilever plc - ADR (United Kingdom)	401,777	21,527,212
		32,326,648
Total Consumer Staples		133,842,551
Energy - 7.1%
Oil, Gas & Consumable Fuels - 7.1%
BP plc - ADR (United Kingdom)	298,736	8,600,609
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Cameco Corp. (Canada)	1,244,206	$30,234,206
Royal Dutch Shell plc - Class B - ADR (Netherlands)	194,841	8,931,511
TotalEnergies SE - ADR (France)	174,587	8,748,555
Total Energy		56,514,881
Financials - 13.6%
Banks - 4.6%
The Bank of N.T. Butterfield & Son Ltd. (Bermuda)	239,661	8,603,830
FinecoBank Banca Fineco S.p.A. (Italy)*	1,437,560	27,454,228
		36,058,058
Capital Markets - 6.2%
Allfunds Group plc (United Kingdom)*	393,776	7,959,716
Avanza Bank Holding AB (Sweden)	247,272	9,830,467
Deutsche Boerse AG (Germany)	109,945	18,251,652
Intermediate Capital Group plc (United Kingdom)	444,257	13,325,475
		49,367,310
Insurance - 2.8%
Admiral Group plc (United Kingdom)	554,046	21,764,129
Total Financials		107,189,497
Health Care - 15.5%
Health Care Equipment & Supplies - 10.6%
Alcon, Inc. (Switzerland)	295,192	24,607,205
Getinge AB - Class B (Sweden)	508,676	22,764,190
Medtronic plc (United States)	192,103	23,025,466
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	7,908,000	13,469,943
		83,866,804
Health Care Providers & Services - 0.5%
Jinxin Fertility Group Ltd. (China)*1	2,516,000	3,548,628
Pharmaceuticals - 4.4%
Dechra Pharmaceuticals plc (United Kingdom)	225,103	15,772,913
Novartis AG - ADR (Switzerland)	233,723	19,342,916
		35,115,829
Total Health Care		122,531,261
Industrials - 10.9%
Aerospace & Defense - 0.9%
Airbus SE (France)*	58,470	7,500,651
Airlines - 2.1%
Controladora Vuela Cia de Aviacion S.A.B. de C.V. - ADR (Mexico)*	470,029	8,507,525
Ryanair Holdings plc - ADR (Ireland)*	70,116	7,958,867
		16,466,392
Building Products - 1.2%
Assa Abloy AB - Class B (Sweden)	316,953	9,300,246

The accompanying notes are an integral part of the financial statements.

7

Overseas Series

Investment Portfolio - October 31, 2021

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)
Industrials (continued)
Commercial Services & Supplies - 1.5%
Cleanaway Waste Management Ltd. (Australia)	5,975,994	$12,153,723
Road & Rail - 2.3%
Canadian National Railway Co. (Canada)	136,778	18,179,164
Trading Companies & Distributors - 1.0%
Brenntag SE (Germany)	81,346	7,739,124
Transportation Infrastructure - 1.9%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)*	730,100	4,415,424
Grupo Aeroportuario del Pacifico S.A.B.de C.V. - ADR (Mexico)	39,007	4,925,804
Grupo Aeroportuario del Sureste S.A.B.de C.V. - ADR (Mexico)	26,925	5,429,426
		14,770,654
Total Industrials		86,109,954
Information Technology - 10.3%
Electronic Equipment, Instruments & Components - 2.2%
Keyence Corp. (Japan)	9,600	5,794,702
Softwareone Holding AG (Germany)	488,548	11,320,588
		17,115,290
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 6.3%
Adyen N.V. (Netherlands)*1	3,782	$11,411,468
Atos SE (France)	178,976	9,337,665
Keywords Studios plc (Ireland)	91,845	3,564,696
StoneCo Ltd. - Class A (Brazil)*	425,556	14,409,326
TravelSky Technology Ltd. - Class H (China)	5,744,000	10,732,415
		49,455,570
Semiconductors & Semiconductor Equipment - 1.8%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	128,587	14,620,342
Total Information Technology.		81,191,202
Materials - 2.3%
Chemicals - 2.3%
Air Liquide S.A. (France)	110,945	18,523,138
TOTAL COMMON STOCKS
(Identified Cost $599,026,766)		757,116,019

SHORT-TERM INVESTMENT - 3.5%

Dreyfus Government Cash Management, Institutional Shares, 0.03%[2] (Identified Cost $28,035,032)	28,035,032	28,035,032

TOTAL INVESTMENTS - 99.2%
(Identified Cost $627,061,798)		785,151,051
OTHER ASSETS, LESS LIABILITIES - 0.8%		6,122,165
NET ASSETS - 100%		$791,273,216

ADR - American Depositary Receipt

*Non-income producing security.

1Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $30,374,049, which represented 3.8% of the Series’ Net Assets.

2Rate shown is the current yield as of October 31, 2021.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:
United Kingdom - 17.1% and France - 10.3%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

8

Overseas Series

Statement of Assets and Liabilities

October 31, 2021

ASSETS:

Investments, at value (identified cost $627,061,798) (Note 2)	$785,151,051
Foreign currency, at value (identified cost $3,542,923)	3,564,675
Foreign tax reclaims receivable	4,663,282
Dividends receivable	467,991
Receivable for fund shares sold	135,494
Receivable for securities sold	1,019
Prepaid expenses	33,984
TOTAL ASSETS	794,017,496

LIABILITIES:

Accrued management fees (Note 3)	212,228
Accrued sub-transfer agent fees (Note 3)	128,401
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	47,280
Accrued fund accounting and administration fees (Note 3)	42,543
Accrued Chief Compliance Officer service fees (Note 3)	2,032
Payable for securities purchased	1,743,731
Payable for fund shares repurchased	484,359
Other payables and accrued expenses	83,706
TOTAL LIABILITIES	2,744,280
TOTAL NET ASSETS	$791,273,216

NET ASSETS CONSIST OF:
Capital stock	$211,736
Additional paid-in-capital	1,016,850,135
Total distributable earnings (loss)	(225,788,655)
TOTAL NET ASSETS	$791,273,216

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($222,471,213/5,982,001 shares)	$37.19

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($117,732,005/3,161,476 shares)	$37.24

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($331,921,760/8,834,583 shares)	$37.57

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($119,148,238/3,195,576 shares)	$37.29

The accompanying notes are an integral part of the financial statements.

9

Overseas Series

Statement of Operations

For the Year Ended October 31, 2021

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,250,998)	$11,611,259
Other Income	21,612
Total Investment Income	11,632,871

EXPENSES:

Management fees (Note 3)	4,448,709
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	566,678
Sub-transfer agent fees (Note 3)	365,398
Fund accounting and administration fees (Note 3)	124,366
Directors’ fees (Note 3)	87,007
Chief Compliance Officer service fees (Note 3)	6,096
Custodian fees	98,940
Recoupment of past waived and/or reimbursed fees	5,183
Miscellaneous	372,142
Total Expenses	6,074,519
Less reduction of expenses (Note 3)	(2,162,254)
Net Expenses	3,912,265
NET INVESTMENT INCOME	7,720,606

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	85,748,767
Foreign currency and translation of other assets and liabilities	189,232
85,937,999
Net change in unrealized appreciation (depreciation) on-
Investments	124,428,220
Foreign currency and translation of other assets and liabilities	(179,871)
124,248,349
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	210,186,348
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$217,906,954

The accompanying notes are an integral part of the financial statements.

10

Overseas Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/20
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$7,720,606	$7,306,396
Net realized gain (loss) on investments and foreign currency	85,937,999	24,747,296
Net change in unrealized appreciation (depreciation) on investments and foreign currency	124,248,349	43,011,156
Net increase (decrease) from operations	217,906,954	75,064,848

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(1,272,258)	(2,602,504)
Class I	(729,781)	(1,458,826)
Class W	(4,436,340)	(5,369,336)
Class Z	(861,730)	(895,797)
Total distributions to shareholders	(7,300,109)	(10,326,463)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(2,282,508)	13,367,432
Net increase (decrease) in net assets	208,324,337	78,105,817

NET ASSETS:

Beginning of year	582,948,879	504,843,062
End of year	$791,273,216	$582,948,879

The accompanying notes are an integral part of the financial statements.

11

Overseas Series

Financial Highlights - Class S

	FOR THE YEAR ENDED				FOR THE
					PERIOD
					9/21/18[1] TO
	10/31/21	10/31/20		10/31/19	10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$27.36	$24.14		$22.17	$24.72
Income (loss) from investment operations:
Net investment income[2]	0.18	0.19		0.35	0.01
Net realized and unrealized gain (loss) on investments	9.83	3.34	[3]	1.81	(2.56)
Total from investment operations	10.01	3.53		2.16	(2.55)
Less distributions to shareholders:
From net investment income	(0.18)	(0.31)		(0.19)	—
Net asset value - End of period	$37.19	$27.36		$24.14	$22.17
Net assets - End of period (000’s omitted)	$222,471	$190,201		$272,760	$500,950
Total return[4]	36.72%	14.70%	[3]	9.88%	(10.32%	)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.05%		1.05%	1.05%	[5]
Net investment income	0.53%	0.77%		1.55%	0.38%	[5]
Series portfolio turnover	47%	66%		43%	34%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.03%	0.06%		0.04%	0.06%	[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.39. Excluding the proceeds from the settlement, the total return would have been 10.21%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

12

Overseas Series

Financial Highlights - Class I*

	FOR THE YEAR ENDED
	10/31/21		10/31/20		10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$27.39		$24.22		$22.18	$24.73	$20.88
Income (loss) from investment operations:
Net investment income[1]	0.28		0.27		0.42	0.41	0.26
Net realized and unrealized gain (loss) on investments	9.85		3.34	[2]	1.81	(2.51)	3.94
Total from investment operations	10.13		3.61		2.23	(2.10)	4.20
Less distributions to shareholders:
From net investment income	(0.28)		(0.44)		(0.19)	(0.45)	(0.35)
Net asset value - End of year	$37.24		$27.39		$24.22	$22.18	$24.73
Net assets - End of year (000’s omitted)	$117,732		$52,357		$74,325	$140,653	$755,482
Total return[3]	37.16%		15.02%	[2]	10.18%	(8.69% )	20.49%	[4]
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%	[5]	0.75%		0.75%	0.75%	0.75%
Net investment income	0.81%		1.10%		1.86%	1.62%	1.16%
Series portfolio turnover	47%		66%		43%	34%	44%

*Effective March 1, 2017, Class A shares of the Series have been redesignated as Class I shares.

**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A		0.04%		0.05%	0.02%	0.02%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.60. Excluding the proceeds from the settlement, the total return would have been 10.57%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes litigation proceeds. Excluding this amount, the Class’ total return is 20.10%.

5Includes recoupment of past waived and/or reimbursed fees with no impact to the expense ratio.

The accompanying notes are an integral part of the financial statements.

13

Overseas Series

Financial Highlights - Class W

	FOR THE YEAR ENDED			FOR THE
				PERIOD
				3/1/19[1] TO
	10/31/21	10/31/20		10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$27.59	$24.31		$22.95
Income from investment operations:
Net investment income[2]	0.53	0.45		0.35
Net realized and unrealized gain (loss) on investments	9.91	3.36	[3]	1.01
Total from investment operations	10.44	3.81		1.36
Less distributions to shareholders:
From net investment income	(0.46)	(0.53)		—
Net asset value - End of period	$37.57	$27.59		$24.31
Net assets - End of period (000’s omitted)	$331,922	$267,777		$107,192
Total return[4]	38.13%	15.80%	[3]	5.93%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%		0.05%	[5]
Net investment income	1.51%	1.78%		2.23%	[5]
Series portfolio turnover	47%	66%		43%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.64%	0.66%		0.67%	[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.35. Excluding the proceeds from the settlement, the total return would have been 11.44%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

14

Overseas Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED				FOR THE
					PERIOD
					5/1/18[1] TO
	10/31/21	10/31/20		10/31/19	10/31/18
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$27.41	$24.24		$22.19	$24.85
Income (loss) from investment operations:
Net investment income[2]	0.33	0.29		0.44	0.13
Net realized and unrealized gain (loss) on investments	9.85	3.34	[3]	1.82	(2.79)
Total from investment operations	10.18	3.63		2.26	(2.66)
Less distributions to shareholders:
From net investment income	(0.30)	(0.46)		(0.21)	—
Net asset value - End of period	$37.29	$27.41		$24.24	$22.19
Net assets - End of period (000’s omitted)	$119,148	$72,614		$50,566	$104,538
Total return[4]	37.31%	15.11%	[3]	10.36%	(10.71%	)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.65%		0.65%	0.65%	[5]
Net investment income	0.94%	1.14%		1.95%	1.04%	[5]
Series portfolio turnover	47%	66%		43%	34%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.04%	0.06%		0.07%	0.09%	[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.34. Excluding the proceeds from the settlement, the total return would have been 11.91%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

15

Overseas Series

Notes to Financial Statements

1.	Organization

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Series is authorized to issue four classes of shares (Class I, S, W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2021, 6.3 billion shares have been designated in total among 15 series, of which 200 million have been designated as Overseas Series Class I common stock, 400 million have been designated as Overseas Series Class S common stock, 75 million have been designated as Overseas Series Class W common stock and 100 million have been designated as Overseas Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities

16

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2021 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$68,351,812	$31,709,450	$36,642,362	$—
Consumer Discretionary	82,861,723	16,144,688	66,717,035	—
Consumer Staples	133,842,551	32,634,403	101,208,148	—
Energy	56,514,881	56,514,881	—	—
Financials	107,189,497	8,603,830	98,585,667	—
Health Care	122,531,261	66,975,587	55,555,674	—
Industrials	86,109,954	49,416,210	36,693,744	—
Information Technology	81,191,202	29,029,668	52,161,534	—
Materials	18,523,138	—	18,523,138	—
Short-Term Investment	28,035,032	28,035,032	—	—
Total assets	$785,151,051	$319,063,749	$466,087,302	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of October 31, 2020 or October 31, 2021.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

17

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2021, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2018 through October 31 2021 The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18

Overseas Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series' expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.75% of the average daily net assets of the Class I shares, 0.80% of the average daily net assets of the Class S shares, 0.65% of the average daily net assets of the Class Z shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit(a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,905,415 in management fees for Class W shares for the year ended October 31, 2021. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $75,098, $136,130, and $45,611 and for Class S, Class W, and Class Z shares, respectively, for the year ended October 31, 2021. These amounts are included as a reduction of expenses on the Statement of Operations.

For the year ended October 31, 2021, the Advisor recouped the following waivers and/or reimbursements previously recorded by the Series:

CLASS	RECOUPED AMOUNT
Class I	$5,183

19

Overseas Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

As of October 31, 2021, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING OCTOBER 31,
	2022	2023	2024	Total
Class S	$115,448	$119,905	$75,098	$310,451
Class I	24,768	25,538	—	50,306
Class W	45,443	161,408	136,130	342,981
Class Z	25,315	33,168	45,611	104,094

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated February 13, 2020, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2021, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $329,349,551 and $366,713,317, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Overseas Series were:

CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	203,183	$7,067,304	116,763	$2,889,142
Reinvested	38,267	1,220,718	95,968	2,480,784
Repurchased	(1,212,172)	(42,632,734)	(4,557,823)	(111,752,746)
Total	(970,722)	$(34,344,712)	(4,345,092)	$(106,382,820)

CLASS I	FOR THE YEAR ENDED			FOR THE YEAR ENDED
	10/31/21			10/31/20
	SHARES	AMOUNT		SHARES	AMOUNT
Sold	1,642,817	$56,074,813	*	429,310	$10,653,421
Reinvested	22,864	728,437		56,083	1,447,501
Repurchased	(415,731)	(13,731,919)		(1,642,269)	(41,389,939)
Total	1,249,950	$43,071,331		(1,156,876)	$(29,289,017)

20

Overseas Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	625,437	$21,735,662	6,597,679	$163,759,092
Reinvested	130,002	4,153,562	199,053	5,144,109
Repurchased	(1,625,314)	(54,816,077)	(1,501,706)	(36,057,733)
Total	(869,875)	$(28,926,853)	5,295,026	$132,845,468

CLASS Z	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	582,531	$19,364,606	692,891	$19,451,361
Reinvested	26,622	848,435	34,697	895,532
Repurchased	(62,475)	(2,295,315)	(164,998)	(4,153,092)
Total	546,678	$17,917,726	562,590	$16,193,801

*Includes subscriptions-in-kind of $22,669,944 from unaffiliated benefit plans that transferred their investments from a non- registered investment fund advised by the Advisor.

At October 31, 2021, the Advisor and its affiliates owned 0.8% of the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2022 unless extended or renewed. During the year ended October 31, 2021, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2021.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

21

Overseas Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, and passive foreign investment companies (PFICs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/20
Ordinary income	$7,300,109	$10,326,463

At October 31, 2021, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax purposes	$638,265,684
Unrealized appreciation	176,413,405
Unrealized depreciation	(29,528,038)
Net unrealized appreciation	$146,885,367
Undistributed ordinary income	$13,698,215
Capital loss carryforward	$(386,498,932)

At October 31, 2021, the Series had net short-term capital loss carryforwards of $838,767 and net long-term capital loss carryforwards of $385,660,165, which may be carried forward indefinitely.

For the year ended October 31, 2021, the capital loss carryover utilized was $84,398,451.

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

22

Overseas Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Overseas Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
December 15, 2021

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

23

Overseas Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $7,950,900 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $12,931,453 and foreign taxes paid of $995,303 for the year ended October 31, 2021.

24

Overseas Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office1 & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004- 2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

25

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Margaret McLaughlin
Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	54
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Consultant since 2020 – Bates Group (consultants); Consultant (2019- 2020) – Madison Dearborn Partners (private equity); General Counsel/CCO (2011-2019) – Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

26

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker- Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker- Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

27

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

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29

Overseas Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning- napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOVS-10/21-AR

30

www.manning-napier.com

Manning & Napier Fund, Inc.
Pro-Blend® Conservative Term Series
Pro-Blend® Moderate Term Series
Pro-Blend® Extended Term Series
Pro-Blend® Maximum Term Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective | Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The obstacles were many, but this year, in so many ways, is a story of triumphant resilience only serving to spotlight just how much more there is to do.

Over the past eighteen months, we’ve endured a recession, a bear market, and a pandemic. Our collective perseverance is now paying off.

We are today experiencing a remarkable economic boom, a historic market rally, and continued medical innovation, all of which have turned a challenging period into one of optimism and hope.

At the same time, political and societal polarization are heightened, social justice concerns have justifiably come to the fore, and the precarious state of our environment presents almost unimaginable challenges for government, business, and finance.

This certainly is a moment of great consequence.

The kind of moment that questions all the rules. Economic rules in how we add value for each other, as well as for ourselves. Social rules in how we interact with each other. Environmental rules that can balance the current needs of emerging economies with the requirements for everyone in the future. Workplace rules in how we get the job done.

Our lives are being redefined, and our society, planet, workplaces, and industry must confront the challenges of the upcoming decade.

Markets reflect us. They mirror our collective thoughts, feelings, expectations, and beliefs – these new life rules.

As we go through this period of change, it will be uncertain and uncomfortable. For those unaccustomed to change, for those reliant on ‘set it and forget it’, these may seem like daunting questions, but there is a better way.

Success in an era of change demands flexibility, adaptability, and a roll-up-your-sleeves willingness to do the work.

For over 50 years, independent thinking and tireless work have underpinned every decision we’ve made on behalf of our investors. We invest for the long-term, we do not speculate. We make active decisions, and we invest with discipline, patience, and confidence. This is the only way we know, to remain true to our values and our fiduciary duty to you, the investors in our mutual funds.

You demand more. At Manning & Napier, we demand more of ourselves. Upon reflection of the year, we’re proud to have continued to deliver more.

We wish you safety and good health, and we appreciate your confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

Fund Commentary
(unaudited)

Investment Objective

The Pro-Blend® Series are strategically allocated across stocks, bonds, and cash to balance growth, capital preservation, and income to fit a range of investor risk management priorities.

Performance Commentary

Global equity markets posted high double digit returns for the twelve-month period ending October 31, 2021 with US equities outpacing international markets, while fixed income markets experienced slightly negative returns. With respect to US equities, smaller-cap stocks generally outperformed larger-cap stocks, while growth and value stocks were roughly in line for large capitalization stocks and value notably outperformed growth in the small and mid-cap segments of the market. In terms of sectors, Energy and Financials experienced the highest returns while areas such as Utilities and Consumer Staples broadly lagged. On the fixed income side, treasury inflation protected securities and corporate bonds experienced the highest returns from a sector perspective, while shorter dated bonds were the highest returning segment of the market from a maturity perspective as a result of rising interest rates.

Each of the Pro-Blend Series Class S shares delivered positive returns over the period and outperformed their respective blended benchmarks.

Asset allocation positioning aided returns as the Series was generally overweight equities. Within equities, an overweight allocation to the Energy sector was the strongest contributor to relative returns for the period. As a reminder, we initiated positions in several oil related companies in early 2020 as the market was experiencing Hurdle Rate conditions (i.e., the industry was experiencing a supply/ demand imbalance). Since then, oil prices have rebounded significantly following the gradual reopening of key economies. While the fundamentals of the oil Hurdle Rate continue to track, the current wave of the COVID-19 delta variant and the recent UAE-Saudi conflict over OPEC production levels have weighed on investor sentiment. Furthermore, with oil prices rising, the risk of more supply coming back online and creating a supply/demand imbalance has risen. As a result, we’ve been gradually trimming exposure over the latter half of the fiscal year. With respect to fixed income, selection within corporate bonds, which includes a select allocation to high yield securities, contributed positively to relative returns.

In contrast, selection within the Health Care sector detracted from relative returns. Within the sector, Vertex Pharmaceuticals, a biotechnology company that engages in discovering, developing, manufacturing, and commercializing medicines for serious diseases, was among the largest detractors following several trial failures. Additionally, each of the Series was negatively impacted by a modest allocation to cash.

Looking ahead, our long-term outlook for growth remains challenged. Corporate debt levels are historically high, and while the consumer is relatively healthy all things considered, government borrowing remains elevated across the globe. Meanwhile, the demographic profiles of the major developed market economies are mixed at best. Aging demographics are reducing workforce growth, and economic growth in the process. As such, we believe today’s accelerated rate of economic growth is unsustainable, having been in part fueled by massive fiscal and monetary stimulus programs across the globe that are now beginning to recede. Overall, we expect the next step for global economic growth is more likely to be lower than higher from here.

Given today’s highly dynamic economic environment and building risks across financial markets, we believe investors should be particularly discerning. As always, we will continue to monitor the environment and remain opportunistic as we actively position client portfolios in what we believe are attractive long-term values.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to each Series’ respective blended benchmark. Additional information and associated disclosures can be found on the Performance Update pages contained in this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. Because the fund invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in the fund will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Performance Update as of October 31, 2021 - Pro-Blend® Conservative Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Pro-Blend® Conservative Term Series - Class S2	10.99%	6.62%	5.50%
Pro-Blend® Conservative Term Series - Class I2	11.16%	6.86%	5.72%
Pro-Blend® Conservative Term Series - Class R2,3	10.81%	6.37%	5.23%
Pro-Blend® Conservative Term Series - Class L2,3	10.26%	5.83%	4.70%
Pro-Blend® Conservative Term Series - Class W2,4	11.84%	7.06%	5.72%
Bloomberg U.S. Intermediate Aggregate Bond Index[5]	(0.64%)	2.46%	2.45%
Conservative Term Composite Benchmark[6]	10.43%	6.76%	5.89%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2021 to the Bloomberg U.S. Intermediate Aggregate Bond Index and Conservative Term Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2021, this net expense ratio was 0.87% for Class S, 0.62% for Class I, 1.05% for Class R, 1.58% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.87% for Class S, 0.62% for Class I, 1.05% for Class R, 1.58% for Class L and 0.52% for Class W for the year ended October 31, 2021.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Bloomberg U.S. Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data. Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier.  Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Performance Update as of October 31, 2021 - Pro-Blend® Conservative Term Series (unaudited)

6The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 15% Russell 3000, 5% ACWIxUS, and 80% BIAB through 05/31/2012; and 22% Russell 3000, 8% ACWIxUS, and 70% BIAB beginning 06/01/2012. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 27 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the Conservative Term Composite Benchmark. Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell), MSCI, and Bloomberg), their affiliates (“Index Sponsors”) and/or their third party suppliers and has been licensed for use by Manning & Napier. The Index Sponsors and their third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/ benchmark-provisions.

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	BEGINNING ACCOUNT VALUE 5/1/21	ENDING ACCOUNT VALUE 10/31/21	EXPENSES PAID DURING PERIOD* 5/1/21 - 10/31/21	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,017.50	$4.37	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38	0.86%
Class I
Actual	$1,000.00	$1,018.60	$3.05	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%
Class R
Actual	$1,000.00	$1,016.70	$5.34	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Class L
Actual	$1,000.00	$1,014.40	$7.97	1.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.98	1.57%
Class W
Actual	$1,000.00	$1,021.40	$0.51	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Conservative Term Series - as of October 31, 2021

(unaudited)

Asset Allocation[1]
1 As a percentage of net assets. [2] A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[3]
Industrials	7.5%
Energy	6.0%
Financials	5.9%
Communication Services	5.8%
Real Estate	5.3%
Health Care	5.1%
Information Technology	4.7%
Consumer Discretionary	4.1%
Consumer Staples	3.4%
Materials	2.9%

[3]Including common stocks, preferred stocks and corporate bonds, as a percentage of total investments.
Top Five Stock Holdings[4]
Amazon.com, Inc.	1.0%
Alphabet, Inc. - Class A	1.0%
Johnson & Johnson	0.9%
Meta Platforms, Inc. - Class A	0.8%
Unilever plc - ADR (United Kingdom)	0.7%

4As a percentage of total investments.
Top Five Bond Holdings[5]
U.S. Treasury Note, 2.50%, 5/15/2024	7.0%
U.S. Treasury Note, 2.125%, 5/15/2025	7.0%
U.S. Treasury Note, 1.75%, 5/15/2023	5.9%
U.S. Treasury Note, 1.625%, 5/15/2026	5.0%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029	1.3%

5As a percentage of total investments.

Investment Portfolio - October 31, 2021

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 30.6%

Communication Services - 3.4%
Diversified Telecommunication Services - 0.3%
Radius Global Infrastructure, Inc. - Class A*	15,206	$263,520
Verizon Communications, Inc.	25,202	1,335,454
		1,598,974
Entertainment - 0.8%
Electronic Arts, Inc.	6,876	964,359
Sea Ltd. - ADR (Taiwan)*	7,454	2,560,971
Ubisoft Entertainment S.A. - ADR (France)*	70,640	736,775
		4,262,105
Interactive Media & Services - 1.7%
Alphabet, Inc. - Class A*	1,707	5,054,290
Meta Platforms, Inc. - Class A*	12,977	4,198,968
		9,253,258
Media - 0.6%
Charter Communications, Inc. - Class A*	2,173	1,466,536
Comcast Corp. - Class A	28,518	1,466,681
		2,933,217
Total Communication Services		18,047,554
Consumer Discretionary - 2.9%
Automobiles - 0.1% Honda Motor Co. Ltd. - ADR (Japan)	20,511	606,715
Hotels, Restaurants & Leisure - 0.5%
Expedia Group, Inc.*	9,946	1,635,222
Hyatt Hotels Corp. - Class A*	12,179	1,037,651
		2,672,873
Household Durables - 0.5%
Nikon Corp. (Japan)	66,500	733,213
Sony Group Corp. - ADR (Japan)	17,349	2,008,841
		2,742,054
Household Durables - 0.5%
Nikon Corp. (Japan)	66,500	733,213
Sony Group Corp. - ADR (Japan)	17,349	2,008,841
		2,742,054
Internet & Direct Marketing Retail - 1.0% Amazon.com, Inc.*	1,533	5,169,935
Multiline Retail - 0.4%
Dollar General Corp.	4,978	1,102,726
Dollar Tree, Inc.*	8,810	949,366
		2,052,092
Specialty Retail - 0.4%
The Home Depot, Inc.	5,367	1,995,129
Total Consumer Discretionary		15,238,798
Consumer Staples - 3.4%
Beverages - 0.7%
The Coca-Cola Co.	31,605	1,781,574
Diageo plc (United Kingdom)	14,468	719,807
Heineken N.V. - ADR (Netherlands)	18,013	1,003,865
		3,505,246

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food & Staples Retailing - 0.4% Walmart, Inc.	13,388	$2,000,435
Food Products - 0.9%
The Kraft Heinz Co.	12,232	439,006
Mondelez International, Inc. - Class A	44,993	2,732,875
Nestle S.A. (Switzerland)	12,345	1,628,395
		4,800,276
Household Products - 0.6%
Colgate-Palmolive Co.	9,230	703,233
Kimberly-Clark Corp.	3,886	503,198
The Procter & Gamble Co.	13,428	1,920,070
		3,126,501
Personal Products - 0.7%
Unilever plc - ADR (United Kingdom)	67,324	3,607,220
Tobacco - 0.1%
British American Tobacco plc - ADR (United Kingdom)	19,577	683,629
Total Consumer Staples		17,723,307
Energy - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
BP plc - ADR (United Kingdom)	13,876	399,490
Cameco Corp. (Canada)	51,774	1,258,108
ConocoPhillips	16,551	1,232,884
EQT Corp.*	53,559	1,066,360
Exxon Mobil Corp.	13,295	857,129
Jonah Energy Parent LLC*2	2,353	147,062
Petroleo Brasileiro S.A. - ADR (Brazil)	62,068	596,473
Royal Dutch Shell plc - Class B - ADR (Netherlands)	6,344	290,809
Total Energies SE - ADR (France)	8,505	426,186
Total Energy		6,274,501
Financials - 2.2%
Banks - 0.8%
Citigroup, Inc.	16,067	1,111,194
JPMorgan Chase & Co.	11,946	2,029,506
U.S. Bancorp	15,720	949,016
		4,089,716
Capital Markets - 1.0%
Intercontinental Exchange, Inc.	17,007	2,354,789
Moody’s Corp.	5,304	2,143,611
S&P Global, Inc.	1,586	752,018
		5,250,418
Insurance - 0.4%
Chubb Ltd.	4,255	831,342
W. R. Berkley Corp.	15,113	1,202,995
		2,034,337
Total Financials		11,374,471

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care - 4.6% Biotechnology - 1.3%
BioMarin Pharmaceutical, Inc.*	22,539	$1,785,765
Gilead Sciences, Inc.	11,550	749,364
Seagen, Inc.*	12,278	2,164,980
Vertex Pharmaceuticals, Inc.*	11,465	2,120,222
		6,820,331
Health Care Equipment & Supplies - 0.9%
Alcon, Inc. (Switzerland)	26,336	2,195,369
IDEXX Laboratories, Inc.*	1,640	1,092,470
Koninklijke Philips N.V. (Netherlands)	9,114	430,636
Medtronic plc	8,327	998,074
		4,716,549
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.	1,672	1,058,493
Pharmaceuticals - 2.2%
Bristol-Myers Squibb Co.	16,524	965,002
Johnson & Johnson	27,590	4,493,859
Merck & Co., Inc.	17,414	1,533,303
Novartis AG - ADR (Switzerland)	35,282	2,919,938
Sanofi - ADR (France)	18,142	914,901
Takeda Pharmaceutical Co. Ltd. - ADR (Japan)	30,190	423,264
Zoetis, Inc.	2,621	566,660
		11,816,927
Total Health Care		24,412,300
Industrials - 3.2%
Aerospace & Defense - 0.4%
General Dynamics Corp.	3,045	617,374
Lockheed Martin Corp.	2,251	748,052
Northrop Grumman Corp.	1,427	509,753
		1,875,179
Airlines - 0.2%
Ryanair Holdings plc - ADR (Ireland)*	9,065	1,028,968
Building Products - 0.1%
Johnson Controls International plc.	10,264	753,070
Commercial Services & Supplies - 0.3%
Copart, Inc.*	6,714	1,042,617
Waste Management, Inc.	5,035	806,758
		1,849,375
Electrical Equipment - 0.3%
Eaton Corp. plc.	5,030	828,743
Emerson Electric Co.	7,789	755,611
		1,584,354
Industrial Conglomerates - 0.4%
3M Co.	5,320	950,578
Honeywell International, Inc.	6,295	1,376,213
		2,326,791

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery - 0.5%
Caterpillar, Inc.	5,446	$1,111,039
Cummins, Inc.	2,085	500,066
Illinois Tool Works, Inc.	3,407	776,353
		2,387,458
Professional Services - 0.2%
Insperity, Inc.	8,697	1,087,125
Road & Rail - 0.8%
Canadian National Railway Co. (Canada)	13,862	1,842,398
Norfolk Southern Corp.	3,478	1,019,228
Union Pacific Corp.	5,065	1,222,691
		4,084,317
Total Industrials		16,976,637
Information Technology - 4.5%
Communications Equipment - 0.3%
Cisco Systems, Inc.	31,256	1,749,398
IT Services - 1.7%
Automatic Data Processing, Inc.	3,808	854,858
International Business Machines Corp.	7,341	918,359
Mastercard, Inc. - Class A	7,575	2,541,564
PayPal Holdings, Inc.*	7,925	1,843,275
Switch, Inc. - Class A	17,303	437,420
Visa, Inc. - Class A	11,939	2,528,322
		9,123,798
Semiconductors & Semiconductor Equipment - 0.9%
Analog Devices, Inc.	3,888	674,529
Intel Corp.	28,414	1,392,286
NVIDIA Corp.	4,565	1,167,134
QUALCOMM, Inc.	8,700	1,157,448
		4,391,397
Software - 1.6%
Microsoft Corp.	10,271	3,406,069
Oracle Corp.	18,045	1,731,237
salesforce.com, Inc.*	7,560	2,265,657
ServiceNow, Inc.*	1,725	1,203,636
		8,606,599
Total Information Technology		23,871,192
Materials - 2.2%
Chemicals - 0.9%
Air Liquide S.A. - ADR (France)	43,987	1,470,046
FMC Corp.	22,136	2,014,597
Linde plc (United Kingdom)	3,907	1,247,114
		4,731,757
Construction Materials - 0.1%
CRH plc - ADR (Ireland)	10,726	514,204
Containers & Packaging - 0.4%
Graphic Packaging Holding Co.	99,588	1,984,789

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Metals & Mining - 0.8%
Agnico Eagle Mines Ltd. (Canada)	13,446	$713,311
Barrick Gold Corp. (Canada)	40,232	739,062
BHP Group plc - ADR (Australia)	17,835	944,898
Newmont Corp.	22,706	1,226,124
Rio Tinto plc - ADR (Australia)	10,871	687,808
		4,311,203
Total Materials		11,541,953
Real Estate - 3.0%
Equity Real Estate Investment Trusts (REITS) - 3.0%
Agree Realty Corp.	1,561	110,925
American Campus Communities, Inc.	4,551	244,480
American Homes 4 Rent - Class A	8,520	345,912
American Tower Corp.	5,440	1,533,917
Apple Hospitality REIT, Inc.	15,532	244,008
AvalonBay Communities, Inc.	1,026	242,834
Brandywine Realty Trust.	9,649	127,849
Camden Property Trust.	1,342	218,880
CareTrust REIT, Inc.	4,829	100,202
Community Healthcare Trust, Inc.	4,008	191,743
Cousins Properties, Inc.	7,377	292,203
Digital Realty Trust, Inc.	2,154	339,923
Douglas Emmett, Inc.	3,449	112,713
Duke Realty Corp.	6,801	382,488
Equinix, Inc.	2,403	2,011,479
Equity LifeStyle Properties, Inc.	3,691	311,926
Essex Property Trust, Inc.	900	305,937
Extra Space Storage, Inc.	1,400	276,318
Flagship Communities REIT	8,307	165,891
Getty Realty Corp.	4,149	133,266
Healthcare Trust of America, Inc. - Class A	3,859	128,852
Healthpeak Properties, Inc.	3,503	124,392
Hibernia REIT plc (Ireland)	55,073	80,217
Innovative Industrial Properties, Inc.	695	182,848
Invitation Homes, Inc.	11,125	458,906
Kilroy Realty Corp.	2,706	182,330
Lamar Advertising Co. - Class A	841	95,201
Life Storage, Inc.	1,435	192,017
Mid-America Apartment Communities, Inc.	1,753	357,980
NexPoint Residential Trust, Inc.	1,852	131,146
Prologis, Inc.	8,380	1,214,765
Public Storage	1,666	553,412
Realty Income Corp.	1,031	73,644
Rexford Industrial Realty, Inc.	4,936	331,699
SBA Communications Corp.	8,061	2,783,705
Sun Communities, Inc.	2,394	469,176
Terreno Realty Corp.	2,014	147,284
UDR, Inc.	5,129	284,813

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Ventas, Inc.	1,980	$105,673
Welltower, Inc.	2,340	188,136
Total Real Estate		15,779,090
TOTAL COMMON STOCKS (Identified Cost $122,937,896)		161,239,803

PREFERRED STOCKS - 0.2%

Information Technology - 0.2% Software - 0.2%
Greenidge Generation Holdings, Inc., 8.50%, 10/31/2026	10,500	260,400
Synchronoss Technologies, Inc., 8.375%, 6/30/2026	21,100	510,198
		770,598
Materials - 0.0%##
Metals & Mining - 0.0%##
Ramaco Resources, Inc., 9.00%, 7/30/2026	8,009	213,840

TOTAL PREFERRED STOCKS (Identified Cost $991,919)		984,438

CORPORATE BONDS - 19.6%

Non-Convertible Corporate Bonds- 19.6%
Communication Services - 2.3% Diversified Telecommunication Services - 1.0%
Lumen Technologies, Inc., 7.50%, 4/1/2024	470,000	515,825
Verizon Communications, Inc., 4.272%, 1/15/2036	4,290,000	5,018,298
		5,534,123
Interactive Media & Services - 1.3%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[3]	6,195,000	6,756,640

Total Communication Services		12,290,763
Consumer Discretionary - 1.2%
Automobiles - 0.1%
Ford Motor Co., 9.00%, 4/22/2025	445,000	535,112
Hotels, Restaurants & Leisure - 0.3%
Expedia Group, Inc., 3.25%, 2/15/2030	1,690,000	1,738,103
Household Durables - 0.1%
STL Holding Co. LLC, 7.50%, 2/15/2026[3]	250,000	261,875

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Internet & Direct Marketing Retail - 0.7%
Alibaba Group Holding Ltd. (China), 4.00%, 12/6/2037	3,270,000	$3,543,979
Total Consumer Discretionary		6,079,069
Energy - 4.8%
Energy Equipment & Services - 0.1%
Tidewater, Inc., 8.50%, 11/16/2026	500,000	499,595
Oil, Gas & Consumable Fuels - 4.7%
BP Capital Markets America, Inc., 3.06%, 6/17/2041	4,470,000	4,506,293
Brooge Petroleum and Gas
Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[3]	522,500	534,256
Cenovus Energy, Inc. (Canada),6.75%, 11/15/2039	3,900,000	5,339,059
Energy Transfer LP, 6.50%, 2/1/2042	4,170,000	5,428,057
Kinder Morgan Energy Partners LP,6.95%, 1/15/2038	3,330,000	4,691,132
Navigator Holdings Ltd., 8.00%, 9/10/2025[3]	350,000	365,750
PetroTal Corp. (Peru), 12.00%, 2/16/2024[3]	500,000	525,000
The Williams Companies, Inc., 2.60%, 3/15/2031	3,580,000	3,589,147
		24,978,694
Total Energy		25,478,289

Financials - 3.7%
Banks - 2.2%
Bank of America Corp., 6.11%, 1/29/2037	2,090,000	2,823,852
Citigroup, Inc., 4.45%, 9/29/2027	3,020,000	3,387,682
JPMorgan Chase & Co., (U.S. Secured
Overnight Financing Rate + 2.515%),2.956%, 5/13/2031[4]	4,090,000	4,224,518
Lloyds Bank plc (United Kingdom) (3mo. LIBOR US + 11.756%), 12.00%[3,4,5]	490,000	504,087
Popular, Inc. (Puerto Rico), 6.125%, 9/14/2023	485,000	517,841
		11,457,980
Capital Markets - 0.7%
Blackstone Secured Lending Fund,2.75%, 9/16/2026	1,770,000	1,786,344
Owl Rock Technology Finance Corp.,3.75%, 6/17/2026[3]	1,780,000	1,858,181
		3,644,525
Consumer Finance - 0.3%
Navient Corp., 6.75%, 6/25/2025	485,000	533,776
SLM Corp., 5.125%, 4/5/2022	405,000	410,873

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Consumer Finance (continued)
Synergy One Lending, Inc., 5.50%, 10/14/2026	550,000	$557,959
		1,502,608
Diversified Financial Services - 0.4%
Blackstone Private Credit Fund,2.625%, 12/15/2026[3]	1,780,000	1,749,531
FS Energy & Power Fund, 7.50%, 8/15/2023[3]	510,000	530,400
		2,279,931
Mortgage Real Estate Investment Trusts (REITS) - 0.1%
Arbor Realty Trust, Inc., 8.00%, 4/30/2023[3]	160,000	168,220
MCREIF SubREIT LLC, 5.00% ,10/15/2026[6]	525,000	525,410
		693,630
Total Financials		19,578,674
Health Care - 0.5%
Health Care Providers & Services - 0.5%HCA, Inc., 4.125%, 6/15/2029	2,320,000	2,570,746
Industrials - 4.2%
Airlines - 0.9%
Alaska Airlines Pass-Through Trust,
Series 2020-1, Class B, 8.00%, 8/15/2025[3]	248,104	279,826
Southwest Airlines Co. 5.25%, 5/4/2025	810,000	908,191
5.125%, 6/15/2027	2,530,000	2,919,733
United Airlines Pass-Through Trust,
Series 2019-2, Class B, 3.50%, 5/1/2028	492,683	486,593
United Airlines Pass-Through Trust,
Series 2018-1, Class B, 4.60%, 3/1/2026	94,656	96,664
		4,691,007
Commercial Services & Supplies - 0.1%
Airswift Global AS (United Kingdom) (3 mo. LIBOR US + 8.500%), 8.623%, 5/12/2025[3,7]	500,000	502,500
Industrial Conglomerates - 0.5%
General Electric Co., 6.875%, 1/10/2039	1,760,000	2,677,121
Marine - 0.2%
American Tanker, Inc. (Norway),7.75%, 7/2/2025	520,000	532,610
Seaspan Corp. (Hong Kong), 6.50%, 2/5/2024[3]	500,000	527,500
		1,060,110

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Road & Rail - 0.3%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[4]	1,540,000	$1,754,137
Trading Companies & Distributors - 2.2%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	3,520,000	3,573,130
Air Lease Corp., 3.625%, 4/1/2027	1,660,000	1,771,914
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[3]	1,680,000	1,772,651
Avolon Holdings Funding Ltd.
(Ireland), 2.75%, 2/21/2028[3]	4,510,000	4,465,948
		11,583,643
Total Industrials		22,268,518

Materials - 0.7%
Metals & Mining - 0.7%
Copper Mountain Mining Corp.
(Canada), 8.00%, 4/9/2026[3]	490,000	510,825
IAMGOLD Corp. (Burkina Faso), 5.75%, 10/15/2028[3]	245,000	240,713
Jervois Mining USA Ltd. (Australia), 12.50%, 7/20/2026[8]	400,000	423,752
Newcastle Coal Infrastructure Group
Pty Ltd. (Australia), 4.40%, 9/29/2027[3]	1,730,000	1,751,380
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022[9,10]	880,000	88
Tacora Resources, Inc. (Canada), 8.25%, 5/15/2026[3]	505,000	506,262

Total Materials		3,433,020

Real Estate - 2.2%
Equity Real Estate Investment Trusts (REITS) - 2.2%
American Tower Corp., 3.80%, 8/15/2029	4,560,000	5,013,483
Crown Castle International Corp.
3.10%, 11/15/2029.	4,830,000	5,051,560
3.30%, 7/1/2030	1,080,000	1,142,307
IIP Operating Partnership LP, 5.50%, 5/25/2026	510,000	538,175
		11,745,525
Real Estate Management & Development - 0.0%##
Forestar Group, Inc., 3.85%, 5/15/2026[3]	105,000	104,999
Total Real Estate		11,850,524
TOTAL CORPORATE BONDS
(Identified Cost $101,092,714)		103,549,603

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES - 24.9%

U.S. Treasury Notes - 24.9%
U.S. Treasury Note
1.75%, 5/15/2023	30,645,000	$31,290,221
2.50%, 5/15/2024	35,395,000	37,027,871
2.125%, 5/15/2025	35,165,000	36,627,919
1.625%, 5/15/2026	25,690,000	26,250,965
TOTAL U.S. TREASURY SECURITIES (Identified Cost $132,748,813)		131,196,976

ASSET-BACKED SECURITIES - 9.3%

Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.937%, 8/15/2046[3]	2,350,000	2,338,888
CF Hippolyta LLC
Series 2020-1, Class A2, 1.99%, 7/15/2060[3]	2,153,450	2,140,487
Series 2020-1, Class B1, 2.28%, 7/15/2060[3]	2,795,740	2,812,379
Commonbond Student Loan Trust,
Series 2019-AGS, Class A1, 2.54%, 1/25/2047[3]	1,188,429	1,211,176
Credit Acceptance Auto Loan Trust
Series 2020-1A, Class B, 2.39%, 4/16/20293	1,150,000	1,171,067
Series 2021-2A, Class A, 0.96%, 2/15/20303	2,200,000	2,194,450
DataBank Issuer, Series 2021-2A, Class A2, 2.40%, 10/25/2051[3]	1,630,000	1,629,775
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21%, 12/26/2025[3]	2,000,000	1,989,253
Home Partners of America Trust, Series 2019-1, Class A, 2.908%, 9/17/2039[3]	2,696,784	2,730,728
Invitation Homes Trust
Series 2017-SFR2, Class A, (1 mo. LIBOR US + 0.850%), 0.936%, 12/17/2036[3,7]	252,772	252,465
Series 2017-SFR2, Class B, (1 mo. LIBOR US + 1.150%), 1.236%, 12/17/2036[3,7]	211,244	211,414
KREF Ltd., Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.070%), 1.156%, 2/15/2039[3,7]	1,450,000	1,450,192
Navient Private Education Refi Loan Trust
Series 2014-1, Class A3, (1 mo. LIBOR US + 0.510%), 0.599%, 6/25/2031[7]	216,026	213,246
Series 2019-EA, Class A2A, 2.64%, 5/15/20683	2,200,176	2,230,854
Nelnet Student Loan Trust Series 2012-3A, Class A, (1 mo. LIBOR US + 0.700%), 0.789%, 2/25/2045[3,7]	225,666	224,705

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Nelnet Student Loan Trust (continued)
Series 2013-5A, Class A, (1 mo. LIBOR US + 0.630%), 0.719%, 1/25/2037[3,7]	355,971	$356,901
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%, 2/15/2027[3]	1,893,422	1,941,285
Series 2020-1A, Class A2, 3.101%, 2/15/2028[3]	505,000	513,543
Progress Residential Trust
Series 2019-SFR2, Class A, 3.147%, 5/17/2036[3]	3,498,915	3,517,504
Series 2019-SFR4, Class A, 2.687%, 10/17/2036[3]	4,200,000	4,260,232
SLM Student Loan Trust, Series 2005-7, Class A4, (3 mo. LIBOR US + 0.150%), 0.274%, 10/25/2029[7]	173,131	172,384
SMB Private Education Loan Trust Series 2016-B, Class A2A, 2.43%, 2/17/2032[3]	2,269,847	2,310,311
Series 2020-A, Class A2A, 2.23%, 9/15/2037[3]	339,548	345,875
SoFi Consumer Loan Program Trust, Series 2019-3, Class A, 2.90%, 5/25/2028[3]	3,011	3,014
SoFi Professional Loan Program LLC
Series 2015-D, Class A2, 2.72%, 10/27/2036[3]	26,195	26,331
Series 2016-E, Class A2B, 2.49%, 1/25/2036[3]	24,343	24,505
Series 2017-F, Class A2FX, 2.84%, 1/25/2041[3]	234,819	239,708
Series 2020-A, Class A2FX, 2.54%, 5/15/2046[3]	225,000	230,094
Store Master Funding I-VII and XIV, Series 2019-1, Class A1, 2.82%, 11/20/2049[3]	2,113,209	2,187,432
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%, 10/25/2056[3,11]	654,772	661,688
Series 2017-1, Class A1, 2.75%, 10/25/2056[3,11]	768,974	778,636
Series 2019-HY1, Class A1, (1 mo. LIBOR US + 1.000%), 1.089%, 10/25/2048[3,7]	935,634	939,505
Tricon American Homes Trust, Series 2017-SFR2, Class A, 2.928%, 1/17/20363	1,981,965	2,004,629
Trinitas CLO XVII Ltd., Series 2021- 17A, Class B1, (Cayman Islands) (3 mo. LIBOR US + 1.700%), 1.813%, 10/20/2034[3,7]	2,700,000	2,700,932
TRP LLC, Series 2021-1, Class A, 2.07%, 6/19/2051[3]	1,989,078	1,977,200
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

VB-S1 Issuer LLC, Series 2020-1A, Class C2, 3.031%, 6/15/2050[3]	1,200,000	$1,242,600
TOTAL ASSET-BACKED SECURITIES (Identified Cost $48,873,999)		49,235,388

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.5%

BWAY Mortgage Trust, Series 2015- 1740, Class A, 2.917%, 1/10/2035[3]	4,633,000	4,684,256
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[3,11]	199,634	201,938
Credit Suisse Mortgage Capital Trust
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[3,11]	385,357	385,896
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[3,11]	238,459	240,539
Fannie Mae REMICS
Series 2018-31, Class KP, 3.50%, 7/25/2047	267,341	275,067
Series 2021-69, Class WJ, 1.50%, 10/25/2050	1,350,252	1,341,691
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, 3.144%, 12/10/20363.	3,660,000	3,786,269
Freddie Mac Multifamily Structured Pass-Through Certificates Series K017, Class X1 (IO), 1.459%, 12/25/2021[11]	1,412,465	109
Series K021, Class X1 (IO), 1.376%, 6/25/2022[11]	13,439,546	39,422
Series K030, Class X1 (IO), 0.148%, 4/25/2023[11]	67,506,723	142,412
Series K032, Class X1 (IO), 0.073%, 5/25/2023[11]	42,624,299	61,141
FREMF Mortgage Trust
Series 2013-K28, Class X2A (IO), 0.10%, 6/25/2046[3]	184,074,185	174,981
Series 2014-K41, Class B, 3.833%, 11/25/2047[3,11]	2,500,000	2,667,646
Series 2015-K42, Class B, 3.850%, 1/25/2048[3,11]	490,000	522,304
Series 2015-K43, Class B, 3.732%, 2/25/2048[3,11]	500,000	533,008
Series 2015-K720, Class B, 3.390%, 7/25/2022[3,11]	270,000	274,431
GCT Commercial Mortgage Trust, Series 2021-GCT, Class A, (1 mo. LIBOR US + 0.800%), 0.89%, 2/15/2038[3,7]	3,100,000	3,102,943
GS Mortgage Securities Corp.
Trust, Series 2019-70P, Class A, (1 mo. LIBOR US + 1.000%), 1.09%, 10/15/2036[3,7]	2,985,000	2,979,342

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

GS Mortgage-Backed Securities Trust
Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 0.899%, 12/25/2051[3,7]	1,692,328	$1,696,620
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[3,11]	1,475,675	1,502,999
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[3,11]	1,476,835	1,497,682
Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[3,11]	1,625,000	1,620,287
JP Morgan Mortgage Trust
Series 2013-1, Class 1A2, 3.00%, 3/25/2043[3,11]	181,978	183,626
Series 2013-2, Class A2, 3.50%, 5/25/2043[3,11]	168,710	170,646
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[3,11]	433,397	439,834
Series 2017-3, Class 1A3, 3.50%, 8/25/2047[3,11]	54,904	55,336
Series 2017-6, Class A3, 3.50%, 12/25/2048[3,11]	169,608	171,106
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[3,11]	458,674	483,016
Series 2015-2A, Class A1, 3.75%, 8/25/2055[3,11]	463,053	485,070
Series 2016-4A, Class A1, 3.75%, 11/25/2056[3,11]	690,098	733,739
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[3,11]	842,561	852,995
Provident Funding Mortgage Trust
Series 2021-2, Class A2A, 2.00%, 4/25/2051[3,11]	1,805,590	1,813,349
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[3,11]	2,717,300	2,758,589
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[11]	239,216	239,095
Series 2013-6, Class A2, 3.00%, 5/25/2043[11]	1,760,194	1,767,581
Series 2013-7, Class A2, 3.00%, 6/25/2043[11]	247,031	248,360
Series 2013-8, Class A1, 3.00%, 6/25/2043[11]	299,526	301,934
Series 2020-1, Class A1, 3.50%, 2/25/2050[3,11]	98,693	100,605
Starwood Retail Property Trust, Series 2014-STAR, Class A, (1 mo. LIBOR US + 1.470%), 1.560%, 11/15/2027[3,7]	2,317,783	1,413,848
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[3,11]	2,180,127	2,167,120
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A, (1 mo. LIBOR US + 1.050%), 1.14%, 12/15/2033[3,7]	2,300,000	2,297,202
		SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[3,11]		156,168	$158,222
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $45,770,438)			44,572,256

FOREIGN GOVERNMENT BONDS - 0.3%

Canadian Government Bond
(Canada), 2.75%, 6/1/2022	CAD	327,000	267,726
Mexican Government Bond
(Mexico), 6.50%, 6/9/2022	MXN	4,996,000	243,047
(Mexico), 7.75%, 5/29/2031	MXN	908,000	44,789
Mexico Government International Bond (Mexico), 4.125%, 1/21/2026		400,000	442,100
Republic of Italy Government International Bond (Italy), 2.375%, 10/17/2024		600,000	617,338
TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $1,708,780)			1,615,000

MUNICIPAL BONDS - 1.4%

Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038		2,660,000	2,667,608
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Revenue Bond, 1.58%, 5/1/2024		950,000	967,119
South Carolina Public Service Authority, Series B, Revenue Bond, 1.852%, 12/1/2026		3,460,000	3,491,693
TOTAL MUNICIPAL BONDS (Identified Cost $7,192,466)			7,126,420

U.S. GOVERNMENT AGENCIES - 2.5%

Mortgage-Backed Securities - 2.5%
Fannie Mae
Pool #995329, UMBS, 5.50%, 12/1/2021		53	53
Pool #888815, UMBS, 4.50%, 11/1/2022		493	514
Pool #888810, UMBS, 5.50%, 11/1/2022		154	155
Pool #AA1563, UMBS, 4.50%, 2/1/2024		5,912	6,160
Pool #AC1557, UMBS, 4.50%, 9/1/2024		14,346	14,963
Pool #AD0462, UMBS, 5.50%, 10/1/2024		4,926	5,136

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #MA1834, UMBS, 4.50%, 2/1/2034	346,016	$379,659
Pool #MA1903, UMBS, 4.50%, 5/1/2034	433,821	476,014
Pool #886904, UMBS, 6.50%, 9/1/2036	36,013	41,138
Pool #933521, UMBS, 5.00%, 1/1/2038	7,134	8,161
Pool #889260, UMBS, 5.00%, 4/1/2038	9,715	10,960
Pool #889576, UMBS, 6.00%, 4/1/2038	218,080	257,732
Pool #975840, UMBS, 5.00%, 5/1/2038	29,036	31,966
Pool #995196, UMBS, 6.00%, 7/1/2038	293,248	346,552
Pool #986458, UMBS, 6.00%, 8/1/2038	6,250	7,234
Pool #987831, UMBS, 6.00%, 9/1/2038	9,170	10,291
Pool #990897, UMBS, 6.00%, 9/1/2038	21,659	24,375
Pool #AD0220, UMBS, 6.00%, 10/1/2038	38,766	45,812
Pool #993920, UMBS, 6.00%, 11/1/2038	58,911	66,131
Pool #257497, UMBS, 6.00%, 12/1/2038	11,017	12,970
Pool #971022, UMBS, 5.00%, 1/1/2039	16,746	19,172
Pool #AA1810, UMBS, 5.00%, 1/1/2039	43,923	50,273
Pool #983686, UMBS, 5.00%, 2/1/2039	14,482	15,942
Pool #AE0604, UMBS, 6.00%, 7/1/2039	256,411	303,003
Pool #AA6788, UMBS, 6.00%, 8/1/2039	116,990	132,782
Pool #AC0463, UMBS, 5.00%, 11/1/2039	24,781	28,360
Pool #AC5111, UMBS, 5.00%, 11/1/2039	38,620	44,200
Pool #MA0258, UMBS, 4.50%, 12/1/2039	418,128	465,769
Pool #MA0259, UMBS, 5.00%, 12/1/2039	23,900	27,315
Pool #AC8573, UMBS, 5.00%, 1/1/2040	34,400	39,239
Pool #AL1595, UMBS, 6.00%, 1/1/2040	279,854	330,198
Pool #AE0061, UMBS, 6.00%, 2/1/2040	114,292	135,077
Pool #AL0152, UMBS, 6.00%, 6/1/2040	455,254	537,157
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #MA4203, UMBS, 2.50%, 12/1/2040	3,405,243	$3,504,715
Pool #AI5172, UMBS, 4.00%, 8/1/2041	235,466	260,197
Pool #AL1410, UMBS, 4.50%, 12/1/2041	489,574	546,964
Pool #AB4300, UMBS, 3.50%, 1/1/2042	106,051	114,642
Pool #AL7729, UMBS, 4.00%, 6/1/2043	249,576	273,378
Pool #BC8677, UMBS, 4.00%, 5/1/2046	162,261	176,049
Pool #BD6997, UMBS, 4.00%, 10/1/2046	332,948	362,730
Pool #BE3812, UMBS, 4.00%, 12/1/2046	225,965	244,462
Pool #BE7845, UMBS, 4.50%, 2/1/2047	180,003	196,068
Pool #MA3184, UMBS, 4.50%, 11/1/2047	931,393	1,014,568
Pool #AL8674, 5.659%, 1/1/2049	790,682	882,000
Freddie Mac
Pool #G12610, 6.00%, 3/1/2022	354	355
Pool #G12655, 6.00%, 5/1/2022	292	293
Pool #G13078, 6.00%, 3/1/2023	1,841	1,867
Pool #C91746, 4.50%, 12/1/2033	59,025	64,637
Pool #C91762, 4.50%, 5/1/2034	535,447	587,663
Pool #G03926, 6.00%, 2/1/2038	187,452	221,589
Pool #G05906, 6.00%, 4/1/2040	34,073	40,198
Pool #G06789, 6.00%, 5/1/2040	160,331	189,221
Pool #A92889, 4.50%, 7/1/2040	648,114	724,601
Ginnie Mae, Pool #671161, 5.50%, 11/15/2037	26,943	30,226

TOTAL U.S. GOVERNMENT AGENCIES		13,310,886
(Identified Cost $12,760,110)

SHORT-TERM INVESTMENT - 2.5%

Dreyfus Government Cash Management, Institutional Shares, 0.03%[12]
(Identified Cost $13,257,604)	13,257,604	13,257,604

TOTAL INVESTMENTS - 99.8%
(Identified Cost $487,334,739)		526,088,374
OTHER ASSETS, LESS LIABILITIES - 0.2%		1,308,537
NET ASSETS - 100%		$527,396,911

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

ADR - American Depositary Receipt

CAD - Canadian Dollar

CLO - Collateralized Loan Obligation

G.O. Bond - General Obligation Bond

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security has been valued using significant unobservable inputs.

3Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $112,921,746, which represented 21.4% of the Series’ Net Assets.

4Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2021.

5Security is perpetual in nature and has no stated maturity date.

6Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on October 13, 2021 at a cost of $525,000. The value of the security at October 31, 2021 was $525,410, or 0.1% of the Series’ Net Assets.

7Floating rate security. Rate shown is the rate in effect as of October 31, 2021.

8Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on August 4, 2021 and August 6, 2021 at an aggregate cost of $425,000. The value of the security at October 31, 2021 was $423,752, or 0.1% of the Series’ Net Assets.

9Issuer filed for bankruptcy and/or is in default of interest payments.

10Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on October 10, 2017, September 6, 2018 and on dates between May 8, 2020 and May 13, 2020 at an aggregate cost of $212,263. The value of the security at October 31, 2021 was $88, or less than 0.1% of the Series’ Net Assets.

11Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2021.

12Rate shown is the current yield as of October 31, 2021.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2021

ASSETS:

Investments in securities, at value (identified cost $487,334,739) (Note 2)	$526,088,374
Foreign currency, at value (identified cost $49)	49
Interest receivable	2,626,941
Foreign tax reclaims receivable	271,729
Receivable for fund shares sold	201,838
Dividends receivable	119,842
Receivable for securities sold	79,765
Prepaid expenses	25,789

TOTAL ASSETS	529,414,327

LIABILITIES:

Accrued management fees (Note 3)	178,611
Accrued sub-transfer agent fees (Note 3)	155,285
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	152,361
Accrued fund accounting and administration fees (Note 3)	45,409
Accrued Chief Compliance Officer service fees (Note 3)	2,032
Directors' fees payable (Note 3)	561
Payable for securities purchased	996,587
Payable for fund shares repurchased	384,963
Other payables and accrued expenses	101,607

TOTAL LIABILITIES	2,017,416

TOTAL NET ASSETS	$527,396,911

NET ASSETS CONSIST OF:

Capital stock	$433,373
Additional paid-in-capital	458,971,068
Total distributable earnings (loss)	67,992,470

TOTAL NET ASSETS	$527,396,911

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2021

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($291,698,498/19,968,351 shares)	$14.61

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($115,216,345/11,127,255 shares)	$10.35

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($23,526,751/2,401,619 shares)	$9.80

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L ($94,970,660/9,704,476 shares)	$9.79

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($1,984,657/135,565 shares)	$14.64

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2021

INVESTMENT INCOME:

Interest	$7,886,268
Dividends (net of foreign taxes withheld, $65,746)	2,721,242
Other Income	45,812

Total Investment Income	10,653,322

EXPENSES:

Management fees (Note 3)	2,110,291
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	945,835
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	747,607
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	117,074
Sub-transfer agent fees (Note 3)	447,781
Fund accounting and administration fees (Note 3)	139,740
Directors’ fees (Note 3)	65,337
Chief Compliance Officer service fees (Note 3)	6,096
Custodian fees	33,842
Miscellaneous	411,691

Total Expenses	5,025,294
Less reduction of expenses (Note 3)	(8,198)

Net Expenses	5,017,096

NET INVESTMENT INCOME	5,636,226

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	30,958,231
Foreign currency and translation of other assets and liabilities	(6,307)

30,951,924
Net change in unrealized appreciation (depreciation) on-
Investments in securities	17,328,796
Foreign currency and translation of other assets and liabilities	4,289
17,333,085
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	48,285,009

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,921,235

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/20
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,636,226	$12,149,937
Net realized gain (loss) on investments and foreign currency	30,951,924	76,597,288
Net change in unrealized appreciation (depreciation) on investments and foreign currency	17,333,085	(33,352,187)

Net increase (decrease) from operations	53,921,235	55,395,038

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(27,201,997)	(24,962,674)
Class I	(13,575,779)	(10,898,861)
Class R	(2,959,670)	(493,417)
Class L	(11,676,531)	(4,422,053)
Class W	(186,001)	(83,642)

Total distributions to shareholders	(55,599,978)	(40,860,647)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	24,443,476	(424,448,200)

Net increase (decrease) in net assets	22,764,733	(409,913,809)

NET ASSETS:

Beginning of year	504,632,178	914,545,987

End of year	$527,396,911	$504,632,178

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.47	$14.23	$13.39	$14.10	$13.36
Income (loss) from investment operations: Net investment income[1]	0.17	0.21	0.27	0.23	0.19
Net realized and unrealized gain (loss) on investments	1.34	0.592	1.07	(0.33)	0.73
Total from investment operations	1.51	0.80	1.34	(0.10)	0.92
Less distributions to shareholders:
From net investment income	(0.19)	(0.21)	(0.23)	(0.18)	(0.16)
From net realized gain on investments	(1.18)	(0.35)	(0.27)	(0.43)	(0.02)
Total distributions to shareholders	(1.37)	(0.56)	(0.50)	(0.61)	(0.18)
Net asset value - End of year	$14.61	$14.47	$14.23	$13.39	$14.10
Net assets - End of year (000’s omitted)	$291,698	$294,276	$609,145	$596,934	$627,523
Total return[3]	10.99%	5.86%[2]	10.40%	(0.75% )	7.02%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.87%	0.87%	0.87%	0.88%	0.87%
Net investment income	1.15%	1.47%	2.01%	1.71%	1.42%
Series portfolio turnover	73%	108%	68%	80%	58%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share by less than $0.01. Excluding the proceeds from the settlement, the total return would have been 5.78%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.68	$10.65	$10.15	$10.85	$10.33
Income (loss) from investment operations:
Net investment income[1]	0.14	0.19	0.23	0.20	0.17
Net realized and unrealized gain (loss) on investments	0.97	0.442	0.80	(0.26)	0.56
Total from investment operations	1.11	0.63	1.03	(0.06)	0.73
Less distributions to shareholders:
From net investment income	(0.26)	(0.25)	(0.26)	(0.21)	(0.19)
From net realized gain on investments	(1.18)	(0.35)	(0.27)	(0.43)	(0.02)
Total distributions to shareholders	(1.44)	(0.60)	(0.53)	(0.64)	(0.21)
Net asset value - End of year	$10.35	$10.68	$10.65	$10.15	$10.85
Net assets - End of year (000’s omitted)	$115,216	$99,139	$207,346	$192,157	$213,824
Total return[3]	11.16%	6.27%[2]	10.69%	(0.62% )	7.25%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.62%	0.60%	0.64%	0.68%	0.67%
Net investment income	1.40%	1.77%	2.23%	1.92%	1.62%
Series portfolio turnover	73%	108%	68%	80%	58%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share by less than $0.01. Excluding the proceeds from the settlement, the total return would have been 6.17%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.18	$10.19	$9.73	$10.42	$9.92
Income (loss) from investment operations:
Net investment income[1]	0.09	0.13	0.17	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.94	0.42[2]	0.77	(0.24)	0.54
Total from investment operations	1.03	0.55	0.94	(0.10)	0.65
Less distributions to shareholders:
From net investment income	(0.23)	(0.21)	(0.21)	(0.16)	(0.13)
From net realized gain on investments	(1.18)	(0.35)	(0.27)	(0.43)	(0.02)
Total distributions to shareholders	(1.41)	(0.56)	(0.48)	(0.59)	(0.15)
Net asset value - End of year	$9.80	$10.18	$10.19	$9.73	$10.42
Net assets - End of year (000’s omitted)	$23,527	$22,539	$8,850	$10,886	$13,672
Total return[3]	10.81%	5.69%[2]	10.12%	(1.08% )	6.72%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.05%	1.04%	1.10%	1.18%	1.17%
Net investment income	0.96%	1.25%	1.77%	1.40%	1.12%
Series portfolio turnover	73%	108%	68%	80%	58%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class L*

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.16	$10.17	$9.71	$10.40	$9.91
Income (loss) from investment operations:
Net investment income[1]	0.04	0.08	0.13	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.94	0.42[2]	0.76	(0.24)	0.54
Total from investment operations	0.98	0.50	0.89	(0.15)	0.60
Less distributions to shareholders:
From net investment income	(0.17)	(0.16)	(0.16)	(0.11)	(0.09)
From net realized gain on investments	(1.18)	(0.35)	(0.27)	(0.43)	(0.02)
Total distributions to shareholders	(1.35)	(0.51)	(0.43)	(0.54)	(0.11)
Net asset value - End of year	$9.79	$10.16	$10.17	$9.71	$10.40
Net assets - End of year (000’s omitted)	$94,971	$86,903	$87,628	$93,290	$112,666
Total return[3]	10.26%	5.16%[2]	9.61%	(1.58% )	6.13%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.58%	1.55%	1.59%	1.68%	1.67%
Net investment income	0.44%	0.79%	1.29%	0.91%	0.62%
Series portfolio turnover	73%	108%	68%	80%	58%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

 3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class W

	FOR THE YEAR ENDED		FOR THE PERIOD 4/1/19[1] TO
	10/31/21	10/31/20	10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$14.52	$14.28	$13.62
Income from investment operations:
Net investment income[2]	0.28	0.32	0.23
Net realized and unrealized gain (loss) on investments	1.35	0.59[3]	0.54
Total from investment operations	1.63	0.91	0.77
Less distributions to shareholders:
From net investment income	(0.33)	(0.32)	(0.11)
From net realized gain on investments	(1.18)	(0.35)	(0.00)[4]
Total distributions to shareholders	(1.51)	(0.67)	(0.11)
Net asset value - End of period	$14.64	$14.52	$14.28
Net assets - End of period (000’s omitted)	$1,985	$1,775	$1,577
Total return[5]	11.84%	6.66%[3]	5.71%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.09%	0.08% [6]
Net investment income	1.92%	2.26%	2.81% [6]
Series portfolio turnover	73%	108%	68%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.42%	0.40%	0.40%[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2021 - Pro-Blend® Moderate Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Pro-Blend® Moderate Term Series - Class S2	15.78%	8.58%	6.92%
Pro-Blend® Moderate Term Series - Class I2	16.10%	8.82%	7.18%
Pro-Blend® Moderate Term Series - Class R2,3	15.62%	8.31%	6.66%
Pro-Blend® Moderate Term Series - Class L2,3	14.94%	7.79%	6.13%
Pro-Blend® Moderate Term Series - Class W2,4	16.98%	9.13%	7.19%
30/10/30/30 Blended Index[5]	14.45%	8.44%	7.24%
Bloomberg U.S. Aggregate Bond Index[6]	(0.48%)	3.10%	3.00%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2021 to the Bloomberg U.S. Aggregate Bond Index and the 30/10/30/30 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2021, this net expense ratio was 1.05% for Class S, 0.84% for Class I, 1.26% for Class R, 1.77% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.05% for Class S, 0.84% for Class I, 1.26% for Class R, 1.77% for Class L and 0.73% for Class W for the year ended October 31, 2021.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

Performance Update as of October 31, 2021 - Pro-Blend® Moderate Term Series

(unaudited)

5The 30/10/30/30 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), 30% Bloomberg U.S. Aggregate Bond Index (BAB), and 30% Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 27 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Fund’s inception date. Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell), MSCI, and Bloomberg), their affiliates ("Index Sponsors") and/or their third party suppliers and has been licensed for use by Manning & Napier. The Index Sponsors and their third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

6The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data. Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates ("Bloomberg"), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https:// go.manning-napier.com/benchmark-provisions.

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/21	ENDING ACCOUNT VALUE 10/31/21	EXPENSES PAID DURING PERIOD* 5/1/21 - 10/31/21	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,027.80	$5.37	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%
Class I
Actual	$1,000.00	$1,028.70	$4.30	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%
Class R
Actual	$1,000.00	$1,026.60	$6.39	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Class L
Actual	$1,000.00	$1,023.80	$9.03	1.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.28	$9.00	1.77%
Class W
Actual	$1,000.00	$1,033.20	$0.51	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Moderate Term Series - as of October 31, 2021
(unaudited)

Asset Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[4]
Communication Services	8.1%
Health Care	7.1%
Information Technology	6.4%
Consumer Discretionary	6.2%
Industrials	6.1%
Financials	6.1%
Real Estate	5.9%
Energy	5.7%
Consumer Staples	4.4%
Materials	3.8%

[4]Including common stocks, preferred stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
Amazon.com, Inc.	2.0%
Alphabet, Inc. - Class A	1.9%
Meta Platforms, Inc. - Class A	1.8%
Microsoft Corp.	1.3%
SBA Communications Corp.	1.1%
Johnson & Johnson	1.1%
Unilever plc - ADR (United Kingdom)	1.1%
Visa, Inc. - Class A	1.0%
Sea Ltd. - ADR (Taiwan)	1.0%
Mastercard, Inc. - Class A	1.0%

5As a percentage of total investments.

Investment Portfolio - October 31, 2021

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 43.9%

Communication Services - 6.2%
Diversified Telecommunication Services - 0.1%
Radius Global Infrastructure, Inc. - Class
A*	14,698	$254,717
Verizon Communications, Inc.	2,966	157,168
		411,885
Entertainment - 1.7%
Electronic Arts, Inc.	12,644	1,773,321
Sea Ltd. - ADR (Taiwan)*	14,724	5,058,725
Ubisoft Entertainment S.A. - ADR
(France)*	138,571	1,445,295
Ubisoft Entertainment S.A. (France)*	3,629	190,028
		8,467,369
Interactive Media & Services - 3.7%
Alphabet, Inc. - Class A*	3,323	9,839,137
Auto Trader Group plc (United Kingdom)[2]	37,362	309,747
Meta Platforms, Inc. - Class A*	27,724	8,970,655
		19,119,539
Media - 0.7%
Charter Communications, Inc. - Class A*	4,473	3,018,783
Comcast Corp. - Class A	3,257	167,508
Omnicom Group, Inc.	380	25,870
S4 Capital plc (United Kingdom)*	20,663	205,208
		3,417,369
Total Communication Services		31,416,162
Consumer Discretionary - 5.2%
Distributors - 0.0%##
Genuine Parts Co.	258	33,826
Hotels, Restaurants & Leisure - 1.1%
Accor S.A. (France)*	6,964	249,217
Expedia Group, Inc.*	19,299	3,172,948
Hyatt Hotels Corp. - Class A*	23,825	2,029,890
Restaurant Brands International, Inc.
(Canada)	2,711	153,551
		5,605,606
Household Durables - 1.2%
Garmin Ltd.	302	43,367
Nikon Corp. (Japan)	158,400	1,746,481
Sony Group Corp. - ADR (Japan)	34,027	3,939,986
Sony Group Corp. (Japan)	3,900	451,606
Whirlpool Corp.	119	25,089
		6,206,529
Internet & Direct Marketing Retail - 2.0%
Amazon.com, Inc.*	2,980	10,049,841
Multiline Retail - 0.8%
Dollar General Corp.	9,538	2,112,858
Dollar Tree, Inc.*	17,064	1,838,817
		3,951,675
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail - 0.0%##
Best Buy Co., Inc.	405	$49,507
The Home Depot, Inc.	700	260,218
Williams-Sonoma, Inc.	144	26,745
		336,470
Textiles, Apparel & Luxury Goods - 0.1%
adidas AG (Germany)	684	223,875
lululemon athletica, Inc. *	424	197,588
		421,463
Total Consumer Discretionary		26,605,410
Consumer Staples - 4.4%
Beverages - 1.5%
Anheuser-Busch InBev S.A./N.V.
(Belgium)	2,101	128,512
The Coca-Cola Co.	61,196	3,449,619
Diageo plc (United Kingdom)	35,973	1,789,718
Heineken N.V. - ADR (Netherlands)	34,865	1,943,026
Heineken N.V. (Netherlands)	1,939	214,626
		7,525,501
Food & Staples Retailing - 0.0%##
The Kroger Co.	1,112	44,502
Walmart, Inc.	1,559	232,946
		277,448
Food Products - 1.7%
Archer-Daniels-Midland Co.	790	50,750
Bunge Ltd.	280	25,939
Campbell Soup Co.	550	21,972
Conagra Brands, Inc.	830	26,726
Danone S.A. (France)	5,016	326,972
General Mills, Inc.	830	51,294
The Hershey Co.	292	51,202
The J.M. Smucker Co.	201	24,695
Kerry Group plc - Class A (Ireland)	1,141	153,135
The Kraft Heinz Co.	1,490	53,476
Mondelez International, Inc. - Class A	66,648	4,048,200
Nestle S.A. (Switzerland)	27,704	3,654,358
Tyson Foods, Inc. - Class A	539	43,104
		8,531,823
Household Products - 0.1%
The Clorox Co.	193	31,461
Colgate-Palmolive Co.	943	71,847
Kimberly-Clark Corp.	438	56,717
Kimberly-Clark de Mexico S.A.B. de C.V.
- Class A (Mexico)	141,300	223,329
The Procter & Gamble Co.	1,569	224,352
		607,706
Personal Products - 1.1%
Beiersdorf AG (Germany)	2,045	217,452

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products (continued)
Unilever plc - ADR. (United Kingdom)	99,902	$5,352,749
		5,570,201
Total Consumer Staples		22,512,679
Energy - 2.1%
Oil, Gas & Consumable Fuels - 2.1%
BP plc - ADR (United Kingdom).	30,852	888,229
Cameco Corp. (Canada)	89,116	2,165,519
ConocoPhillips	25,554	1,903,518
EQT Corp.*	111,467	2,219,308
Exxon Mobil Corp.	25,569	1,648,433
Jonah Energy Parent LLC*3	5,224	326,500
Royal Dutch Shell plc - Class B - ADR
(Netherlands)	14,953	685,446
TotalEnergies SE - ADR (France)	20,886	1,046,597
Total Energy		10,883,550
Financials - 3.1%
Banks - 0.3%
The Bank of N.T. Butterfield & Son Ltd.
(Bermuda)	3,887	139,543
Citigroup, Inc.	1,814	125,456
Comerica, Inc.	286	24,336
Fifth Third BanCorp.	1,070	46,577
FinecoBank Banca Fineco S.p.A. (Italy)*	32,215	615,235
Huntington Bancshares, Inc.	1,797	28,285
JPMorgan Chase & Co.	1,412	239,885
Regions Financial Corp.	1,642	38,883
U.S. BanCorp.	1,560	94,177
Capital Markets - 2.2%		1,352,377
Allfunds Group plc (United Kingdom)*	7,564	152,897
Avanza Bank Holding AB (Sweden)	3,832	152,344
Deutsche Boerse AG (Germany)	2,435	404,227
Intercontinental Exchange, Inc.	32,969	4,564,888
Intermediate Capital Group plc (United
Kingdom)	7,839	235,130
Moody's Corp.	10,208	4,125,563
S&P Global, Inc.	3,085	1,462,784
		11,097,833
Insurance - 0.6%
Admiral Group plc (United Kingdom)	12,060	473,743
The Allstate Corp.	413	51,076
Chubb Ltd.	487	95,150
Cincinnati Financial Corp.	279	33,882
Everest Re Group Ltd.	80	20,920
Fidelity National Financial, Inc.	562	26,925
The Hartford Financial Services Group,
Inc.	575	41,935
The Travelers Companies, Inc.	338	54,377
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
W. R. Berkley Corp.	30,071	$2,393,652
		3,191,660
Total Financials		15,641,870
Health Care - 6.7%
Biotechnology - 2.3%
BioMarin Pharmaceutical, Inc.*	42,797	3,390,806
Gilead Sciences, Inc.	1,287	83,501
Seagen, Inc.*	23,313	4,110,781
Vertex Pharmaceuticals, Inc.*	21,834	4,037,762
		11,622,850
Health Care Equipment & Supplies - 1.9%
Alcon, Inc. (Switzerland)	57,032	4,754,188
Getinge AB - Class B (Sweden)	8,127	363,698
IDEXX Laboratories, Inc.*	2,811	1,872,520
Medtronic plc.	18,333	2,197,393
Shandong Weigao Group Medical
Polymer Co. Ltd. - Class H (China)	128,000	218,026
		9,405,825
Health Care Providers & Services - 0.0%##
Jinxin Fertility Group Ltd. (China)*2	50,000	70,521
Quest Diagnostics, Inc.	238	34,934
		105,455
Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc.	3,276	2,073,937
Pharmaceuticals - 2.1%
Bristol-Myers Squibb Co.	1,923	112,303
Dechra Pharmaceuticals plc (United
Kingdom)	4,079	285,815
Johnson & Johnson	34,337	5,592,811
Merck & Co., Inc.	2,061	181,471
Novartis AG - ADR (Switzerland)	44,752	3,703,675
Organon & Co.	206	7,570
Zoetis, Inc.	4,794	1,036,463
		10,920,108
Total Health Care		34,128,175
Industrials - 2.8%
Aerospace & Defense - 0.1%
Airbus SE (France)*	1,175	150,731
General Dynamics Corp.	344	69,746
L3Harris Technologies, Inc.	263	60,632
Lockheed Martin Corp.	266	88,397
Northrop Grumman Corp.	195	69,658
		439,164
Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	258	25,023

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines - 0.5%
Controladora Vuela Cia de Aviacion
S.A.B. de C.V. - ADR (Mexico)*	9,005	$162,991
Ryanair Holdings plc - ADR (Ireland)*	19,024	2,159,414
		2,322,405
Building Products - 0.1%
A. O. Smith Corp.	321	23,455
Assa Abloy AB - Class B (Sweden)	6,356	186,502
Johnson Controls International plc	1,072	78,653
		288,610
Commercial Services & Supplies - 0.5%
Cleanaway Waste Management Ltd.
(Australia)	119,825	243,695
Copart, Inc.*	13,149	2,041,908
Republic Services, Inc.	451	60,705
Waste Management, Inc.	512	82,038
		2,428,346
Electrical Equipment - 0.0%##
Eaton Corp. plc.	492	81,062
Emerson Electric Co.	754	73,145
Hubbell, Inc.	113	22,529
		176,736
Industrial Conglomerates - 0.0%##
3M Co.	535	95,594
Honeywell International, Inc.	589	128,767
		224,361
Machinery - 0.1%
Caterpillar, Inc.	518	105,677
Cummins, Inc.	213	51,086
Illinois Tool Works, Inc.	343	78,160
Snap-on, Inc.	105	21,339
		256,262
Professional Services - 0.4%
Booz Allen Hamilton Holding Corp.	272	23,626
Insperity, Inc.	17,055	2,131,875
		2,155,501
Road & Rail - 1.0%
Canadian National Railway Co. (Canada).	24,086	3,201,270
Norfolk Southern Corp.	6,711	1,966,659
Union Pacific Corp.	565	136,391
		5,304,320
Trading Companies & Distributors - 0.0%##
Brenntag SE (Germany)	1,651	157,074
W. W. Grainger, Inc.	85	39,364
		196,438
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Centro Norte
S.A.B. de C.V. (Mexico)*	13,200	$79,830
Grupo Aeroportuario del Pacifico S.A.B.
de C.V. - ADR (Mexico)	850	107,338
Grupo Aeroportuario del Sureste S.A.B.
de C.V. - ADR (Mexico)	544	109,697
		296,865
Total Industrials		14,114,031
Information Technology - 6.3%
Communications Equipment - 0.0%##
Cisco Systems, Inc.	3,148	176,194
Motorola Solutions, Inc.	245	60,904
		237,098
Electronic Equipment, Instruments & Components
-0.1%
Keyence Corp. (Japan)	200	120,723
Softwareone Holding AG (Germany).	9,927	230,028
		350,751
IT Services - 3.0%
Adyen N.V. (Netherlands)*2	78	235,350
Atos SE (France)	3,597	187,665
Automatic Data Processing, Inc.	441	99,000
Broadridge Financial Solutions, Inc.	195	34,790
International Business Machines Corp.	815	101,957
Keywords Studios plc (Ireland)	1,836	71,259
Mastercard, Inc. - Class A	14,592	4,895,908
PayPal Holdings, Inc.*	15,352	3,570,722
StoneCo Ltd. - Class A (Brazil)*	6,280	212,641
Switch, Inc. - Class A	16,698	422,125
TravelSky Technology Ltd. - Class H
(China)	99,000	184,977
Visa, Inc. - Class A	24,612	5,212,083
		15,228,477
Semiconductors & Semiconductor Equipment - 0.6%
Analog Devices, Inc.	429	74,427
Intel Corp.	2,867	140,483
NVIDIA Corp.	8,581	2,193,904
QUALCOMM, Inc.	961	127,852
Taiwan Semiconductor Manufacturing
Co. Ltd. - ADR (Taiwan)	2,584	293,801
		2,830,467
Software - 2.6%
Microsoft Corp.	19,179	6,360,140
Oracle Corp.	2,205	211,548
salesforce.com, Inc.*	14,827	4,443,503
ServiceNow, Inc.*	2,971	2,073,045
		13,088,236

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	398	$35,541
Total Information Technology		31,770,570
Materials - 3.1%
Chemicals - 1.4%
Air Liquide S.A. - ADR (France)	83,671	2,796,285
Air Liquide S.A. (France)	2,254	376,323
CF Industries Holdings, Inc.	451	25,617
Eastman Chemical Co.	245	25,487
FMC Corp.	43,353	3,945,557
International Flavors & Fragrances, Inc.	338	49,838
Linde plc (United Kingdom)	439	140,129
RPM International, Inc.	251	21,887
		7,381,123
Containers & Packaging - 0.8%
Graphic Packaging Holding Co.	194,915	3,884,656
Packaging Corp. of America	180	24,727
		3,909,383
Metals & Mining - 0.9%
Agnico Eagle Mines Ltd. (Canada)	26,313	1,395,905
Barrick Gold Corp. (Canada)	78,729	1,446,252
Newmont Corp.	30,623	1,653,642
Nucor Corp.	493	55,043
Reliance Steel & Aluminum Co.	132	19,293
Steel Dynamics, Inc.	407	26,894
		4,597,029
Total Materials.		15,887,535
Real Estate - 4.0%
Equity Real Estate Investment Trusts (REITS) - 4.0%
Agree Realty Corp.	1,509	107,229
American Campus Communities, Inc.	4,398	236,260
American Homes 4 Rent - Class A	8,235	334,341
American Tower Corp.	9,555	2,694,223
Apple Hospitality REIT, Inc.	14,990	235,493
AvalonBay Communities, Inc.	991	234,550
Brandywine Realty Trust	9,326	123,569
Camden Property Trust	1,297	211,541
CareTrust REIT, Inc.	4,668	96,861
Community Healthcare Trust, Inc.	3,873	185,284
Cousins Properties, Inc.	7,130	282,419
Digital Realty Trust, Inc.	2,082	328,560
Douglas Emmett, Inc.	3,334	108,955
Duke Realty Corp.	6,574	369,722
Equinix, Inc.	3,370	2,820,926
Equity LifeStyle Properties, Inc.	3,568	301,532
Essex Property Trust, Inc.	870	295,739
Extra Space Storage, Inc.	1,353	267,042
Flagship Communities REIT	8,029	160,339
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Getty Realty Corp.	4,010	$128,801
Healthcare Trust of America, Inc. - Class
A	3,730	124,545
Healthpeak Properties, Inc.	3,386	120,237
Hibernia REIT plc (Ireland).	53,230	77,533
Innovative Industrial Properties, Inc.	671	176,533
Invitation Homes, Inc.	10,753	443,561
Kilroy Realty Corp.	2,616	176,266
Lamar Advertising Co. - Class A	813	92,032
Life Storage, Inc.	1,387	185,594
Mid-America Apartment Communities,
Inc.	1,695	346,136
NexPoint Residential Trust, Inc.	1,800	127,501
Prologis, Inc.	8,100	1,174,176
Public Storage	1,610	534,810
Realty Income Corp.	997	71,216
Rexford Industrial Realty, Inc.	4,771	320,611
SBA Communications Corp.	16,408	5,666,175
Sun Communities, Inc.	2,313	453,302
Terreno Realty Corp.	1,946	142,311
UDR, Inc.	4,958	275,318
Ventas, Inc.	1,911	101,990
Welltower, Inc.	2,287	183,875
Total Real Estate		20,317,108
TOTAL COMMON STOCKS
(Identified Cost $169,256,502)		223,277,090

PREFERRED STOCKS - 0.3%

Information Technology - 0.2%
Software - 0.2%
Greenidge Generation Holdings, Inc.,
8.50%, 10/31/2026	10,000	248,000
Synchronoss Technologies, Inc.,
8.375%, 6/30/2026	20,600	498,108
		746,108
Materials - 0.1%
Metals & Mining - 0.1%
Ramaco Resources, Inc., 9.00%,
7/30/2026	20,500	547,350
TOTAL PREFERRED STOCKS
(Identified Cost $1,279,027)		1,293,458

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS - 15.5%

Non-Convertible Corporate Bonds- 15.5%
Communication Services - 1.9%
Diversified Telecommunication Services - 0.9%
Lumen Technologies, Inc., 7.50%,
4/1/2024	460,000	$504,850
Verizon Communications, Inc.,
4.272%, 1/15/2036	3,450,000	4,035,694
		4,540,544
Interactive Media & Services - 1.0%
Tencent Holdings Ltd. (China), 3.975%,
4/11/20292	4,920,000	5,366,048

Total Communication Services		9,906,592

Consumer Discretionary - 0.9%
Automobiles - 0.1%
Ford Motor Co., 9.00%, 4/22/2025	425,000	511,062
Hotels, Restaurants & Leisure - 0.3%
Expedia Group, Inc., 3.25%, 2/15/2030	1,290,000	1,326,718
Household Durables - 0.0%##
STL Holding Co. LLC, 7.50%,
2/15/2026[2]	195,000	204,262
Internet & Direct Marketing Retail - 0.5%
Alibaba Group Holding Ltd. (China),
4.00%, 12/6/2037	2,440,000	2,644,437
Total Consumer Discretionary		4,686,479
Energy - 3.6%
Energy Equipment & Services - 0.1%
Tidewater, Inc., 8.50%, 11/16/2026.	500,000	499,595
Oil, Gas & Consumable Fuels - 3.5%
BP Capital Markets America, Inc.,
3.06%, 6/17/2041	3,340,000	3,367,118
Brooge Petroleum and Gas
Investment Co. FZE (United Arab
Emirates), 8.50%, 9/24/20252	193,000	197,343
Cenovus Energy, Inc. (Canada),
6.75%, 11/15/2039	3,020,000	4,134,348
Energy Transfer LP, 6.50%, 2/1/2042	2,728,000	3,551,017
Kinder Morgan Energy Partners LP,
6.95%, 1/15/2038	2,299,000	3,238,713
Navigator Holdings Ltd., 8.00%,
9/10/20252.	150,000	156,750
PetroTal Corp. (Peru), 12.00%,
2/16/20242.	500,000	525,000
The Williams Companies, Inc., 2.60%,
3/15/2031	2,630,000	2,636,719
		17,807,008
Total Energy		18,306,603
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials - 3.0%
Banks - 1.8%
Bank of America Corp., 6.11%,
1/29/2037	1,550,000	$2,094,244
Citigroup, Inc., 4.45%, 9/29/2027	2,135,000	2,394,934
JPMorgan Chase & Co., (U.S. Secured
Overnight Financing Rate + 2.515%),
2.956%, 5/13/2031[4]	3,250,000	3,356,891
Lloyds Bank plc (United Kingdom) (3
mo. LIBOR US + 11.756%), 12.00%[2,4,5]	480,000	493,800
Popular, Inc. (Puerto Rico), 6.125%,
9/14/2023	470,000	501,826
		8,841,695
Capital Markets - 0.5%
Blackstone Secured Lending Fund,
2.75%, 9/16/2026	1,300,000	1,312,004
Owl Rock Technology Finance Corp.,
3.75%, 6/17/2026[2]	1,290,000	1,346,660
		2,658,664
Consumer Finance - 0.2%
Navient Corp., 6.75%, 6/25/2025	475,000	522,771
SLM Corp., 5.125%, 4/5/2022	125,000	126,812
Synergy One Lending, Inc., 5.50%,
10/14/2026	525,000	532,597
		1,182,180
Diversified Financial Services - 0.4%
Blackstone Private Credit Fund,
2.625%, 12/15/2026[2]	1,370,000	1,346,549
FS Energy & Power Fund, 7.50%,
8/15/2023[2]	495,000	514,800
		1,861,349
Mortgage Real Estate Investment Trusts (REITS) - 0.1%
Arbor Realty Trust, Inc., 8.00%,
4/30/20232.	155,000	162,963
MCREIF SubREIT LLC, 5.00%,
10/15/2026[6]	500,000	500,390
		663,353
Total Financials		15,207,241
Health Care - 0.3%
Health Care Providers & Services - 0.3%
HCA, Inc., 4.125%, 6/15/2029	1,617,000	1,791,765
Industrials - 3.3%
Airlines - 0.6%
Alaska Airlines Pass-Through Trust,
Series 2020-1, Class B, 8.00%,
8/15/2025[2]	181,835	205,084
Southwest Airlines Co., 5.25%,
5/4/2025	2,237,000	2,508,179

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines (continued)
United Airlines Pass-Through Trust,
Series 2018-1, Class B, 4.60%,
3/1/2026	87,374	$89,229
United Airlines Pass-Through Trust,
Series 2019-2, Class B, 3.50%,
5/1/2028	474,767	468,898
		3,271,390
Commercial Services & Supplies - 0.1%
Airswift Global AS (United Kingdom) (3
mo. LIBOR US + 8.500%), 8.623%,
5/12/2025[2,7]	500,000	502,500
Industrial Conglomerates - 0.4%
General Electric Co., 6.875%,
1/10/2039.	1,340,000	2,038,263
Marine - 0.2%
American Tanker, Inc. (Norway),
7.75%, 7/2/2025.	505,000	517,246
Seaspan Corp. (Hong Kong), 6.50%,
2/5/2024[2]	500,000	527,500
		1,044,746
Road & Rail - 0.3%

BNSF Funding Trust I, (3 mo. LIBOR
US + 2.350%), 6.613%, 12/15/2055[4]	1,140,000	1,298,517
Trading Companies & Distributors - 1.7%
AerCap Ireland Capital DAC - AerCap
Global Aviation Trust (Ireland),
3.00%, 10/29/2028	2,690,000	2,730,603
Air Lease Corp., 3.625%, 4/1/2027	1,220,000	1,302,250
Ashtead Capital, Inc. (United Kingdom),
4.00%, 5/1/2028[2]	1,220,000	1,287,282
Avolon Holdings Funding Ltd.
(Ireland), 2.75%, 2/21/2028[2]	3,440,000	3,406,399
		8,726,534
Total Industrials		16,881,950
Materials - 0.6%
Metals & Mining - 0.6%
Copper Mountain Mining Corp.
(Canada), 8.00%, 4/9/2026[2]	490,000	510,825
IAMGOLD Corp. (Burkina Faso),
5.75%, 10/15/2028[2]	155,000	152,287
Jervois Mining USA Ltd. (Australia),
12.50%, 7/20/2026[8]	400,000	423,752
Newcastle Coal Infrastructure Group
Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	1,280,000	1,295,819
Northwest Acquisitions ULC -
Dominion Finco, Inc., 7.125%,
11/1/2022[9,10]	497,000	50
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Tacora Resources, Inc. (Canada),
8.25%, 5/15/2026[2]	495,000	$496,237
Total Materials		2,878,970
Real Estate - 1.9%
Equity Real Estate Investment Trusts (REITS) - 1.9%
American Tower Corp., 3.80%,
8/15/2029	3,680,000	4,045,969
Crown Castle International Corp.,
3.10%, 11/15/2029	2,332,000	2,438,973
IIP Operating Partnership LP, 5.50%,
5/25/2026	490,000	517,070
SBA Tower Trust
1.884%, 1/15/2026[2]	520,000	524,852
2.328%, 1/15/2028[2]	1,800,000	1,831,553
		9,358,417
Real Estate Management & Development - 0.0%##
Forestar Group, Inc., 3.85%,
5/15/2026[2]	100,000	99,999
Total Real Estate		9,458,416
TOTAL CORPORATE BONDS		79,118,016
(Identified Cost $77,677,511)

U.S. TREASURY SECURITIES - 20.6%

U.S. Treasury Bonds - 1.0%
U.S. Treasury Bond, 3.875%,
8/15/2040
(Identified Cost $5,283,433)	3,800,000	4,977,852
U.S. Treasury Notes - 19.6%
U.S. Treasury Note
2.50%, 5/15/2024	24,370,000	25,494,257
2.125%, 5/15/2025	19,355,000	20,160,198
1.625%, 5/15/2026	33,285,000	34,011,809
2.375%, 5/15/2027	14,465,000	15,314,819
1.625%, 5/15/2031	4,935,000	4,972,012
Total U.S. Treasury Notes
(Identified Cost $101,394,144)		99,953,095
TOTAL U.S. TREASURY SECURITIES		104,930,947
(Identified Cost $106,677,577)

ASSET-BACKED SECURITIES - 8.0%

Aligned Data Centers Issuer LLC,
Series 2021-1A, Class A2, 1.937%,
8/15/2046[2]	1,800,000	1,791,489
BRSP Ltd., Series 2021-FL1, Class A,
(1 mo. LIBOR US + 1.150%), 1.230%,
8/19/2038[2,7]	1,100,000	1,100,000

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

CF Hippolyta LLC
Series 2020-1, Class A1, 1.69%, 7/15/2060[2]	955,211	$955,397
Series 2020-1, Class A2, 1.99%, 7/15/2060[2]	832,851	827,838
CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64%, 2/18/2046[2]	1,913,773	1,875,806
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	908,299	925,684
Credit Acceptance Auto Loan Trust
Series 2020-1A, Class A, 2.01%, 2/15/2029[2]	1,583,000	1,602,052
Series 2020-3A, Class A, 1.24%, 10/15/2029[2]	2,230,000	2,239,883
Series 2021-2A, Class A, 0.96%, 2/15/2030[2]	1,800,000	1,795,459
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[2]	1,350,973	1,357,668
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21%, 12/26/2025[2]	1,600,000	1,591,403
Invitation Homes Trust
Series 2017-SFR2, Class A, (1 mo. LIBOR US + 0.850%), 0.936%, 12/17/2036[2,7]	192,107	191,873
Series 2017-SFR2, Class B, (1 mo. LIBOR US + 1.150%), 1.236%, 12/17/2036[2,7]	159,942	160,071
Navient Private Education Refi Loan Trust
Series 2014-1, Class A3, (1 mo. LIBOR US + 0.510%), 0.599%, 6/25/2031[7]	1,213,345	1,197,733
Series 2020-1A, Class A1B, (1 mo. LIBOR US + 1.050%), 1.139%, 6/25/2069[2,7]	1,836,754	1,885,580
Series 2020-FA, Class A, 1.22%, 7/15/2069[2]	887,319	886,279
Nelnet Student Loan Trust
Series 2012-3A, Class A, (1 mo. LIBOR US + 0.700%), 0.789%, 2/25/2045[2,7]	307,113	305,805
Series 2013-5A, Class A, (1 mo. LIBOR US + 0.630%), 0.719%, 1/25/2037[2,7]	425,040	426,150
Series 2014-5A, Class A, (1 mo. LIBOR US + 0.550%), 0.639%, 7/25/2046[2,7]	1,610,602	1,604,224
Series 2015-2A, Class A2, (1 mo. LIBOR US + 0.600%), 0.689%, 9/25/2047[2,7]	601,310	600,155
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	49,286	50,532
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	1,371,000	1,394,193
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Progress Residential Trust, Series 2019-SFR2, Class A, 3.147%, 5/17/2036[2]	1,593,840	$1,602,308
SLM Student Loan Trust, Series 2005-7, Class A4, (3 mo. LIBOR US + 0.150%), 0.274%, 10/25/2029[7]	852,335	848,657
SMB Private Education Loan Trust
Series 2019-B, Class A2A, 2.84%, 6/15/2037[2]	2,010,708	2,074,822
Series 2020-A, Class A2A, 2.23%, 9/15/2037[2]	1,876,503	1,911,468
SoFi Consumer Loan Program LLC
Series 2016-1, Class A, 3.26%, 8/25/2025[2]	5,501	5,513
Series 2019-3, Class A, 2.90%, 5/25/2028[2]	280	280
SoFi Professional Loan Program LLC
Series 2016-E, Class A2B, 2.49%, 1/25/2036[2]	37,383	37,632
Series 2017-F, Class A2FX, 2.84%, 1/25/2041[2]	153,143	156,332
Series 2018-B, Class A2FX, 3.34%, 8/25/2047[2]	597,698	611,446
Series 2020-A, Class A2FX, 2.54%, 5/15/2046[2]	1,126,000	1,151,494
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%, 10/25/2056[2,11]	529,459	535,051
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,11]	400,440	405,471
Series 2019-HY1, Class A1, (1 mo. LIBOR US + 1.000%), 1.089%, 10/25/2048[2,7]	491,395	493,428
Tricon American Homes
Series 2017-SFR2, Class A, 2.928%, 1/17/2036[2]	1,473,147	1,489,993
Series 2020-SFR1, Class A, 1.499%, 7/17/2038[2]	57,903	57,481
Trinitas CLO XVII Ltd., Series 2021-17A, Class B1, (Cayman Islands) (3 mo. LIBOR US + 1.700%), 1.813%, 10/20/2034[2,7]	2,100,000	2,100,725
TRP LLC, Series 2021-1, Class A, 2.07%, 6/19/2051[2]	1,491,808	1,482,900
Vantage Data Centers LLC, Series 2020-1A, Class A2, 1.645%, 9/15/2045[2]	1,250,000	1,235,965
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $40,804,575)		40,966,240

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.4%

Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,11]	1,401,522	1,359,794

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,11]	102,651	$103,836
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV1, Class A3A, 2.50%, 5/25/2051[2,11]	724,741	732,347
Credit Suisse Mortgage Capital Trust
Series 2013-7, Class A6, 3.50%, 8/25/2043[2,11]	174,693	175,700
Series 2013-IVR2, Class A2, 3.00%, 4/25/2043[2,11]	438,399	444,458
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,11]	335,134	335,603
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,11]	212,299	214,151
Series 2014-IVR3, Class A1, 3.50%, 7/25/2044[2,11]	87,574	88,820
Fannie Mae REMICS
Series 2018-31, Class KP, 3.50%, 7/25/2047	139,017	143,035
Series 2021-69, Class WJ, 1.50%, 10/25/2050	1,053,494	1,046,814
Fannie Mae-Aces, Series 2017-M15, Class A1, 2.959%, 9/25/2027[11]	1,341,327	1,411,867
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, 3.144%, 12/10/2036[2]	1,541,000	1,594,164
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K017, Class X1 (IO), 1.459%, 12/25/2021[11]	1,510,860	117
Series K021, Class X1 (IO), 1.376%, 6/25/2022[11].	10,559,884	30,975
Series K030, Class X1 (IO), 0.148%, 4/25/2023[11].	54,716,553	115,430
Series K032, Class X1 (IO), 0.073%, 5/25/2023[11].	35,162,542	50,437
FREMF Mortgage Trust
Series 2013-K28, Class X2A (IO), 0.10%, 6/25/2046[2].	139,754,939	132,851
Series 2014-K37, Class B, 4.560%, 1/25/2047[2,11]	1,977,000	2,114,364
Series 2014-K41, Class B, 3.833%, 11/25/2047[2,11]	48,000	51,219
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	1,011,905	1,032,490
GS Mortgage Securities Corp. Trust, Series 2019-70P, Class A, (1 mo. LIBOR US + 1.000%), 1.09%, 10/15/2036[2,7]	1,342,000	1,339,456
GS Mortgage-Backed Securities Trust
Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 0.899%, 12/25/2051[2,7]	1,345,612	1,349,024
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,11]	1,115,168	1,135,817
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

GS Mortgage-Backed Securities Trust (continued)
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,11]	1,132,240	$1,148,223
Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,11]	1,260,000	1,256,346
JP Morgan Mortgage Trust
Series 2013-1, Class 1A2, 3.00%, 3/25/2043[2,11]	162,014	163,481
Series 2013-2, Class A2, 3.50%, 5/25/2043[2,11]	146,497	148,178
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,11]	375,198	380,771
Series 2017-2, Class A3, 3.50%, 5/25/2047[2,11]	18,297	18,513
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,11]	366,908	386,380
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,11]	434,042	454,680
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,11]	516,395	549,051
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,11]	385,238	390,009
Provident Funding Mortgage Trust
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,11]	1,340,086	1,345,845
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,11]	2,075,029	2,106,559
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[11]	358,377	358,197
Series 2013-6, Class A2, 3.00%, 5/25/2043[11]	630,562	633,208
Series 2013-7, Class A2, 3.00%, 6/25/2043[11]	211,071	212,206
Series 2013-8, Class A1, 3.00%, 6/25/2043[11]	259,194	261,278
Series 2017-6, Class A19, 3.50%, 9/25/2047[2,11]	127,173	128,675
Series 2020-1, Class A1, 3.50%, 2/25/2050[2,11]	112,792	114,978
Series 2020-1, Class A4, 3.50%, 2/25/2050[2,11]	2,558	2,560
Starwood Retail Property Trust, Series 2014-STAR, Class A, (1 mo. LIBOR US + 1.470%), 1.560%, 11/15/2027[2,7]	1,910,953	1,165,681
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,11]	203,274	202,061
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A, (1 mo. LIBOR US + 1.050%), 1.14%, 12/15/2033[2,7]	1,204,000	1,202,535

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[2,11]		128,638	$130,330

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $28,760,237)			27,762,514

FOREIGN GOVERNMENT BONDS - 0.3%

Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	433,000	354,511
Mexican Government Bond
(Mexico), 6.50%, 6/9/2022	MXN	5,621,000	273,452
(Mexico), 7.75%, 5/29/2031	MXN	1,081,000	53,323
Mexico Government International Bond (Mexico), 4.125%, 1/21/2026		200,000	221,050
Republic of Italy Government International Bond (Italy), 2.375%, 10/17/2024		380,000	390,981

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $1,446,712)			1,293,317

MUNICIPAL BONDS - 1.2%

Clark County, Public Impt., Series A, G.O. Bond, 1.51%, 11/1/2028		2,530,000	2,476,693
Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038		1,835,000	1,840,248
New York City Transitional Finance
Authority, Future Tax Secured, Public Impt., Revenue Bond, 1.58%, 5/1/2024		685,000	697,344
South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028		955,000	975,083

TOTAL MUNICIPAL BONDS
(Identified Cost $6,090,016)			5,989,368

U.S. GOVERNMENT AGENCIES - 2.2%

Mortgage-Backed Securities - 2.2%
Fannie Mae
Pool #995329, UMBS, 5.50%, 12/1/2021		62	62
Pool #888810, UMBS, 5.50%, 11/1/2022		185	186
Pool #AD0462, UMBS, 5.50%, 10/1/2024		4,599	4,795
Pool #MA3463, UMBS, 4.00%, 9/1/2033		588,271	622,401
Pool #MA1834, UMBS, 4.50%, 2/1/2034		334,113	366,599
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #MA1903, UMBS, 4.50%, 5/1/2034	326,050	$357,761
Pool #889576, UMBS, 6.00%, 4/1/2038	218,278	257,966
Pool #MA3412, UMBS, 3.50%, 7/1/2038	440,168	467,341
Pool #995196, UMBS, 6.00%, 7/1/2038	489,556	578,542
Pool #AD0207, UMBS, 6.00%, 10/1/2038	83,174	98,295
Pool #AD0220, UMBS, 6.00%, 10/1/2038	25,611	30,266
Pool #MA0258, UMBS, 4.50%, 12/1/2039	404,155	450,205
Pool #AL1595, UMBS, 6.00%, 1/1/2040	314,247	370,777
Pool #AL0152, UMBS, 6.00%, 6/1/2040	455,667	537,644
Pool #MA4203, UMBS, 2.50%, 12/1/2040	2,830,764	2,913,455
Pool #AL7068, UMBS, 4.50%, 9/1/2042	131,203	146,426
Pool #AX5234, UMBS, 4.50%, 11/1/2044	501,272	552,627
Pool #BD1381, UMBS, 3.50%, 6/1/2046	72,843	77,726
Pool #BE7845, UMBS, 4.50%, 2/1/2047	80,349	87,519
Pool #AL8674, 5.659%, 1/1/2049	1,179,328	1,315,533
Freddie Mac
Pool #G12610, 6.00%, 3/1/2022	330	331
Pool #G12655, 6.00%, 5/1/2022	273	274
Pool #G12988, 6.00%, 1/1/2023	1,258	1,277
Pool #G13078, 6.00%, 3/1/2023	1,717	1,741
Pool #G13331, 5.50%, 10/1/2023	1,406	1,441
Pool #C91762, 4.50%, 5/1/2034	410,079	450,070
Pool #C91771, 4.50%, 6/1/2034	6,330	6,947
Pool #C91780, 4.50%, 7/1/2034	10,014	10,991
Pool #G03781, 6.00%, 1/1/2038	95,969	112,600
Pool #G03926, 6.00%, 2/1/2038	120,686	142,664
Pool #G05900, 6.00%, 3/1/2040	58,582	68,212
Pool #G05906, 6.00%, 4/1/2040	79,206	93,442
Pool #A92889, 4.50%, 7/1/2040	743,671	831,436
Pool #G08772, 4.50%, 7/1/2047	90,270	98,369
Pool #ZS4751, UMBS, 3.50%, 1/1/2048	175,659	186,628

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $10,873,940)		11,242,549

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 2.4%

Dreyfus Government Cash Management, Institutional Shares, 0.03%[12]
(Identified Cost $12,150,030)	12,150,030	$12,150,030

TOTAL INVESTMENTS - 99.8%
(Identified Cost $455,016,127)		508,023,529
OTHER ASSETS, LESS LIABILITIES - 0.2%		1,091,734
NET ASSETS - 100%		$509,115,263

ADR - American Depositary Receipt

CAD - Canadian Dollar

CLO - Collateralized Loan Obligation

G.O. Bond - General Obligation Bond

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $83,156,440, which represented 16.3% of the Series’ Net Assets.

3Security has been valued using significant unobservable inputs.

4Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2021.

5Security is perpetual in nature and has no stated maturity date.

6Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on October 13, 2021 at a cost of $500,000. The value of the security at October 31, 2021 was $500,390, or 0.1% of the Series’ Net Assets.

7Floating rate security. Rate shown is the rate in effect as of October 31, 2021.

8Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on August 4, 2021 and August 6, 2021 at an aggregate cost of $425,000. The value of the security at October 31, 2021 was $423,752, or 0.1% of the Series’ Net Assets.

9Issuer filed for bankruptcy and/or is in default of interest payments.

10Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on October 10, 2017 and on dates between May 8, 2020 and September 18, 2020 at an aggregate cost of $89,149. The value of the security at October 31, 2021 was $50, or less than 0.1% of the Series’ Net Assets.

11Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2021.

12Rate shown is the current yield as of October 31, 2021.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2021

ASSETS:

Investments in securities, at value (identified cost $455,016,127) (Note 2)	$508,023,529
Interest receivable	2,031,683
Foreign tax reclaims receivable	306,368
Receivable for fund shares sold	157,368
Receivable for securities sold	74,289
Dividends receivable	70,876
Prepaid expenses	25,593

TOTAL ASSETS	510,689,706

LIABILITIES:

Foreign currency overdraft, at value (identified cost $594)	586
Accrued management fees (Note 3)	258,243
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	155,151
Accrued sub-transfer agent fees (Note 3)	132,690
Accrued fund accounting and administration fees (Note 3)	44,143
Accrued Chief Compliance Officer service fees (Note 3)	2,032
Directors' fees payable (Note 3)	173
Payable for securities purchased	577,920
Payable for fund shares repurchased	309,357
Other payables and accrued expenses	94,148

TOTAL LIABILITIES	1,574,443

TOTAL NET ASSETS	$509,115,263

NET ASSETS CONSIST OF:

Capital stock	$390,778
Additional paid-in-capital	418,777,513
Total distributable earnings (loss)	89,946,972

TOTAL NET ASSETS	$509,115,263

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2021

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($244,965,189/15,421,255 shares)	$15.88
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($127,247,950/11,554,442 shares)	$11.01
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($28,120,663/2,382,869 shares)	$11.80
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($108,543,772/9,704,484 shares)	$11.18
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($237,689/14,868 shares)	$15.99

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2021

INVESTMENT INCOME:

Interest (net of foreign taxes withheld, $150)	$5,423,437
Dividends (net of foreign taxes withheld, $121,722)	2,807,501
Other Income	40,905

Total Investment Income	8,271,843

EXPENSES:

Management fees (Note 3)	3,024,264
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	1,052,637
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	616,840
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	153,285
Sub-transfer agent fees (Note 3)	379,090
Fund accounting and administration fees (Note 3)	136,290
Directors’ fees (Note 3)	61,729
Chief Compliance Officer service fees (Note 3)	6,096
Custodian fees	40,706
Recoupment of past waived and/or reimbursed fees	2,857
Miscellaneous	397,885

Total Expenses	5,871,679
Less reduction of expenses (Note 3)	(1,592)

Net Expenses	5,870,087

NET INVESTMENT INCOME	2,401,756

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	40,748,043
Foreign currency and translation of other assets and liabilities	(1,596)

40,746,447
Net change in unrealized appreciation (depreciation) on-
Investments in securities	29,339,417
Foreign currency and translation of other assets and liabilities	381

29,339,798

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	70,086,245

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,488,001

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/20
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,401,756	$3,586,777
Net realized gain (loss) on investments and foreign currency	40,746,447	31,088,625
Net change in unrealized appreciation (depreciation) on investments and foreign currency	29,339,798	(2,243,767)

Net increase (decrease) from operations	72,488,001	32,431,635

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(14,688,897)	(8,280,136)
Class I	(9,739,740)	(7,299,385)
Class R	(2,614,376)	(423,388)
Class L	(7,813,969)	(5,228,343)
Class W	(18,293)	(14,111)

Total distributions to shareholders	(34,875,275)	(21,245,363)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(3,097,475)	70,370,477

Net increase (decrease) in net assets	34,515,251	81,556,749

NET ASSETS:

Beginning of year	474,600,012	393,043,263

End of year	$509,115,263	$474,600,012

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.57	$13.96	$13.13	$14.17	$13.37
Income (loss) from investment operations:
Net investment income[1]	0.09	0.14	0.20	0.17	0.13
Net realized and unrealized gain (loss) on investments	2.13	1.112	1.28	(0.38)	0.97
Total from investment operations	2.22	1.25	1.48	(0.21)	1.10
Less distributions to shareholders:
From net investment income	(0.07)	(0.14)	(0.17)	(0.12)	(0.10)
From net realized gain on investments	(0.84)	(0.50)	(0.48)	(0.71)	(0.20)
Total distributions to shareholders	(0.91)	(0.64)	(0.65)	(0.83)	(0.30)
Net asset value - End of year	$15.88	$14.57	$13.96	$13.13	$14.17
Net assets - End of year (000’s omitted)	$244,965	$237,656	$179,977	$318,691	$426,426
Total return[3]	15.78%	9.27% [2]	11.85%	(1.67% )	8.46%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.07%	1.09%	1.10%	1.08%
Net investment income	0.59%	1.02%	1.53%	1.24%	0.98%
Series portfolio turnover	74%	105%	53%	74%	68%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00% [4]	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.10. Excluding the proceeds from the settlement, the total return would have been 9.12%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.37	$10.14	$9.72	$10.72	$10.20
Income (loss) from investment operations:
Net investment income[1]	0.08	0.13	0.17	0.15	0.13
Net realized and unrealized gain (loss) on investments	1.51	0.782	0.93	(0.29)	0.73
Total from investment operations	1.59	0.91	1.10	(0.14)	0.86
Less distributions to shareholders:
From net investment income	(0.11)	(0.18)	(0.20)	(0.15)	(0.14)
From net realized gain on investments	(0.84)	(0.50)	(0.48)	(0.71)	(0.20)
Total distributions to shareholders	(0.95)	(0.68)	(0.68)	(0.86)	(0.34)
Net asset value - End of year	$11.01	$10.37	$10.14	$9.72	$10.72
Net assets - End of year (000’s omitted)	$127,248	$108,333	$111,637	$125,647	$140,706
Total return[3]	16.10%	9.37% [2]	12.20%	(1.49% )	8.72%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.84%	0.85%	0.85%	0.85%	0.83%
Net investment income	0.79%	1.26%	1.76%	1.50%	1.24%
Series portfolio turnover	74%	105%	53%	74%	68%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	0.01%	0.02%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.77. Excluding the proceeds from the settlement, the total return would have been 9.27%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.06	$10.76	$10.25	$11.25	$10.68
Income (loss) from investment operations:
Net investment income[1]	0.04	0.07	0.13	0.11	0.08
Net realized and unrealized gain (loss) on investments	1.61	0.852	0.99	(0.31)	0.77
Total from investment operations	1.65	0.92	1.12	(0.20)	0.85
Less distributions to shareholders:
From net investment income	(0.07)	(0.12)	(0.13)	(0.09)	(0.08)
From net realized gain on investments	(0.84)	(0.50)	(0.48)	(0.71)	(0.20)
Total distributions to shareholders	(0.91)	(0.62)	(0.61)	(0.80)	(0.28)
Net asset value - End of year	$11.80	$11.06	$10.76	$10.25	$11.25
Net assets - End of year (000’s omitted)	$28,121	$32,824	$7,610	$16,537	$22,662
Total return[3]	15.62%	8.89% [2]	11.60%	(1.96% )	8.21%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.26% [4]	1.35%	1.35%	1.35%	1.33%
Net investment income	0.39%	0.66%	1.26%	1.00%	0.73%
Series portfolio turnover	74%	105%	53%	74%	68%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	0.01%	0.03%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.84. These proceeds impacted the total return by less than 0.01%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees. Without recoupment the expense ratio would have been 1.25%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class L*

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.53	$10.28	$9.84	$10.83	$10.29
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.03	0.08	0.05	0.02
Net realized and unrealized gain (loss) on investments	1.52	0.80 [2]	0.95	(0.29)	0.75
Total from investment operations	1.51	0.83	1.03	(0.24)	0.77
Less distributions to shareholders:
From net investment income	(0.02)	(0.08)	(0.11)	(0.04)	(0.03)
From net realized gain on investments	(0.84)	(0.50)	(0.48)	(0.71)	(0.20)
Total distributions to shareholders	(0.86)	(0.58)	(0.59)	(0.75)	(0.23)
Net asset value - End of year	$11.18	$10.53	$10.28	$9.84	$10.83
Net assets - End of year (000’s omitted)	$108,544	$95,532	$93,687	$98,571	$116,724
Total return[3]	14.94%	8.43% [2]	11.10%	(2.42% )	7.71%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.77%	1.77%	1.80%	1.85%	1.83%
Net investment income (loss)	(0.13% )	0.33%	0.81%	0.50%	0.23%
Series portfolio turnover	74%	105%	53%	74%	68%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.

**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	0.01%	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.79. Excluding the proceeds from the settlement, the total return would have been 8.32%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class W

	FOR THE YEAR ENDED
	10/31/21	10/31/20	FOR THE PERIOD 4/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$14.65	$14.00	$13.27
Income from investment operations:
Net investment income[2]	0.24	0.28	0.23
Net realized and unrealized gain (loss) on investments	2.15	1.113	0.59
Total from investment operations	2.39	1.39	0.82
Less distributions to shareholders:
From net investment income	(0.21)	(0.24)	(0.09)
From net realized gain on investments	(0.84)	(0.50)	0.00	[4]
Total distributions to shareholders	(1.05)	(0.74)	(0.09)
Net asset value - End of period	$15.99	$14.65	$14.00
Net assets - End of period (000’s omitted)	$238	$255	$132
Total return[5]	16.98%	10.31% [3]	6.25%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	[6]
Net investment income	1.54%	2.00%	3.15%	[6]
Series portfolio turnover	74%	105%	53%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.63%	0.63%	0.64%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.10. Excluding the proceeds from the settlement, the total return would have been 10.16%.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2021 - Pro-Blend® Extended Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS
	AS OF OCTOBER 31, 2021
	ONE	FIVE	TEN
	YEAR[1]	YEAR	YEAR
Pro-Blend® Extended Term Series - Class S2	21.19%	10.73%	8.65%
Pro-Blend® Extended Term Series - Class I2	21.48%	10.98%	8.91%
Pro-Blend® Extended Term Series - Class R2,3	20.86%	10.44%	8.37%
Pro-Blend® Extended Term Series - Class L2,3	20.38%	9.90%	7.84%
Pro-Blend® Extended Term Series - Class W2,4	22.27%	11.26%	8.91%
40/15/45 Blended Index[5]	20.40%	10.56%	8.91%
Bloomberg U.S. Aggregate Bond Index[6]	(0.48%)	3.10%	3.00%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2021 to the Bloomberg U.S. Aggregate Bond Index and the 40/15/45 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2021, this net expense ratio was 1.01% for Class S, 0.79% for Class I, 1.24% for Class R, 1.76% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.01% for Class S, 0.79% for Class I, 1.24% for Class R, 1.76% for Class L and 0.72% for Class W for the year ended October 31, 2021.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

Performance Update as of October 31, 2021 - Pro-Blend® Extended Term Series

(unaudited)

5The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 27 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Mid-month performance may not be available for all indices within the blended index. Where applicable, performance for those indices is included from the first of the month following the corresponding Fund’s inception date. Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc  and its group undertakings (Russell), MSCI, and Bloomberg), their affiliates (“Index Sponsors”) and/or their third party suppliers and has been licensed for use by Manning & Napier. The Index Sponsors and their third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/ benchmark-provisions.

6The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data. Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates (“Bloomberg”), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https:// go.manning-napier.com/benchmark-provisions.

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*	EXPENSE
	5/1/21	10/31/21	5/1/21 - 10/31/21	RATIO
Class S
Actual	$1,000.00	$1,039.50	$5.19	1.01%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.11	$5.14	1.01%
Class I
Actual	$1,000.00	$1,040.40	$4.01	0.78%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%
Class R
Actual	$1,000.00	$1,038.40	$6.37	1.24%
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.95	$6.31	1.24%
Class L
Actual	$1,000.00	$1,036.00	$9.08	1.77%
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.28	$9.00	1.77%
Class W
Actual	$1,000.00	$1,044.20	$0.52	0.10%
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Extended Term Series - as of October 31, 2021

(unaudited)

Asset Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[4]
Communication Services	9.3%
Health Care	9.1%
Information Technology	8.9%
Consumer Discretionary	7.5%
Industrials	6.4%
Financials	6.3%
Real Estate	6.1%
Energy	5.8%
Consumer Staples	5.7%
Materials	4.8%

[4]Including common stocks, preferred stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[5]
Amazon.com, Inc.	2.6%
Alphabet, Inc. - Class A	2.5%
Meta Platforms, Inc. - Class A	1.9%
Microsoft Corp.	1.9%
Sea Ltd. - ADR (Taiwan)	1.5%
Johnson & Johnson	1.5%
SBA Communications Corp.	1.5%
Mastercard, Inc. - Class A	1.4%
Visa, Inc. - Class A	1.4%
Unilever plc - ADR (United Kingdom)	1.3%

5As a percentage of total investments.

Investment Portfolio - October 31, 2021

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 59.0%

Communication Services - 8.0%
Diversified Telecommunication Services - 0.1%
Radius Global Infrastructure, Inc. - Class A*	27,952	$484,408
Verizon Communications, Inc.	5,607	297,115
		781,523
Entertainment - 2.5%
Electronic Arts, Inc.	25,970	3,642,292
Sea Ltd. - ADR (Taiwan)*	32,666	11,223,058
Ubisoft Entertainment S.A. - ADR (France)*	262,051	2,733,192
Ubisoft Entertainment S.A. (France)*	6,783	355,184
		17,953,726
Interactive Media & Services - 4.5%
Alphabet, Inc. - Class A*	6,171	18,271,837
Auto Trader Group plc (United Kingdom)[2]	69,823	578,863
Meta Platforms, Inc. - Class A*	43,666	14,129,008
		32,979,708
Media - 0.9%
Charter Communications, Inc. - Class A*	8,347	5,633,307
Comcast Corp. - Class A	6,156	316,603
Omnicom Group, Inc.	718	48,881
S4 Capital plc (United Kingdom)*	38,982	387,137
		6,385,928
Total Communication Services		58,100,885
Consumer Discretionary - 6.9%
Distributors - 0.0%##
Genuine Parts Co.	488	63,982
Hotels, Restaurants & Leisure - 1.5%
Accor S.A. (France)*	13,015	465,760
Expedia Group, Inc.*	36,512	6,002,938
Hyatt Hotels Corp. - Class A*	44,758	3,813,382
Restaurant Brands International, Inc. (Canada)	4,829	273,514
		10,555,594
Household Durables - 1.6%
Garmin Ltd.	560	80,416
Nikon Corp. (Japan)	291,800	3,217,317
Sony Group Corp. - ADR (Japan)	63,972	7,407,318
Sony Group Corp. (Japan)	9,000	1,042,167
Whirlpool Corp.	221	46,593
		11,793,811
Internet & Direct Marketing Retail - 2.6%
Amazon.com, Inc.*	5,551	18,720,359
Multiline Retail - 1.0%
Dollar General Corp.	17,974	3,981,600
Dollar Tree, Inc.*	30,975	3,337,866
		7,319,466
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail - 0.1%
Best Buy Co., Inc.	765	$93,514
The Home Depot, Inc.	1,356	504,079
Williams-Sonoma, Inc.	272	50,519
		648,112
Textiles, Apparel & Luxury Goods - 0.1%
adidas AG (Germany)	1,279	418,619
lululemon athletica, Inc. *	797	371,410
		790,029
Total Consumer Discretionary		49,891,353
Consumer Staples - 5.8%
Beverages - 2.0%
Anheuser-Busch InBev S.A./N.V. (Belgium)	4,369	267,240
The Coca-Cola Co.	108,301	6,104,927
Diageo plc (United Kingdom)	74,884	3,725,605
Heineken N.V. - ADR (Netherlands)	70,815	3,946,520
Heineken N.V. (Netherlands)	3,633	402,134
		14,446,426
Food & Staples Retailing - 0.1%
The Kroger Co.	2,103	84,162
Walmart, Inc.	2,948	440,490
		524,652
Food Products - 2.2%
Archer-Daniels-Midland Co.	1,494	95,975
Bunge Ltd.	540	50,026
Campbell Soup Co.	1,039	41,508
Conagra Brands, Inc.	1,569	50,522
Danone S.A. (France)	9,053	590,127
General Mills, Inc.	1,569	96,964
The Hershey Co.	552	96,793
The J.M. Smucker Co.	379	46,564
Kerry Group plc - Class A (Ireland)	2,139	287,079
The Kraft Heinz Co.	2,816	101,066
Mondelez International, Inc. - Class A	122,237	7,424,675
Nestle S.A. (Switzerland)	51,941	6,851,393
Tyson Foods, Inc. - Class A	1,018	81,410
		15,814,102
Household Products - 0.1%
The Clorox Co.	365	59,499
Colgate-Palmolive Co.	1,783	135,847
Kimberly-Clark Corp.	813	105,275
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A (Mexico)	265,300	419,315
The Procter & Gamble Co.	2,967	424,251
		1,144,187
Personal Products - 1.4%
Beiersdorf AG (Germany)	3,685	391,839

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products (continued)
Unilever plc - ADR (United Kingdom)	181,061	$9,701,248
		10,093,087
Total Consumer Staples		42,022,454
Energy - 3.1%
Oil, Gas & Consumable Fuels - 3.1%
BP plc - ADR (United Kingdom)	64,843	1,866,830
Cameco Corp. (Canada)	223,662	5,434,987
ConocoPhillips	61,613	4,589,552
EQT Corp.*	191,456	3,811,889
Exxon Mobil Corp.	48,118	3,102,168
Jonah Energy Parent LLC*3	6,986	436,625
Royal Dutch Shell plc - Class B - ADR (Netherlands)	28,542	1,308,365
Total Energies SE - ADR (France)	38,380	1,923,222
Total Energy		22,473,638
Financials - 4.1%
Banks - 0.3%
The Bank of N.T. Butterfield & Son Ltd. (Bermuda)	8,583	308,130
Citigroup, Inc.	3,368	232,931
Comerica, Inc.	531	45,183
Fifth Third Bancorp.	2,065	89,889
FinecoBank Banca Fineco S.p.A. (Italy)*	52,076	994,537
Huntington Bancshares, Inc.	3,398	53,485
JPMorgan Chase & Co.	2,670	453,606
Regions Financial Corp.	3,049	72,200
U.S. Bancorp.	3,011	181,774
		2,431,735
Capital Markets - 3.0%
Allfunds Group plc (United Kingdom)*	14,235	287,744
Avanza Bank Holding AB (Sweden)	9,416	374,339
Deutsche Boerse AG (Germany)	4,390	728,771
Intercontinental Exchange, Inc.	67,052	9,284,020
Intermediate Capital Group plc (United Kingdom)	14,713	441,316
Moody’s Corp.	19,057	7,701,887
S&P Global, Inc.	6,428	3,047,900
		21,865,977
Insurance - 0.8%
Admiral Group plc (United Kingdom)	21,815	856,941
The Allstate Corp.	781	96,586
Chubb Ltd.	921	179,945
Cincinnati Financial Corp.	528	64,120
Everest Re Group Ltd.	152	39,748
Fidelity National Financial, Inc.	1,062	50,881
The Hartford Financial Services Group, Inc.	1,068	77,889
The Travelers Companies, Inc.	639	102,802
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
W. R. Berkley Corp.	55,705	$4,434,118
		5,903,030
Total Financials		30,200,742
Health Care - 8.9%
Biotechnology - 3.0%
BioMarin Pharmaceutical, Inc.*	79,532	6,301,320
Gilead Sciences, Inc.	2,434	157,918
Seagen, Inc.*	43,324	7,639,321
Vertex Pharmaceuticals, Inc.*.	40,219	7,437,700
		21,536,259
Health Care Equipment & Supplies - 2.5%
Alcon, Inc. (Switzerland)	107,082	8,926,355
Getinge AB - Class B (Sweden)	15,239	681,973
IDEXX Laboratories, Inc.*	6,455	4,299,934
Medtronic plc	34,357	4,118,030
Shandong Weigao Group Medical
Polymer Co. Ltd. - Class H (China)	280,000	476,933
		18,503,225
Health Care Providers & Services - 0.0%##
Jinxin Fertility Group Ltd. (China)*2	96,000	135,401
Quest Diagnostics, Inc.	454	66,638
		202,039
Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc.	6,306	3,992,140
Pharmaceuticals - 2.9%
Bristol-Myers Squibb Co.	3,635	212,284
Dechra Pharmaceuticals plc (United Kingdom)	5,819	407,736
Johnson & Johnson.	66,220	10,785,914
Merck & Co., Inc.	3,826	336,879
Novartis AG - ADR (Switzerland)	82,409	6,820,169
Organon & Co.	382	14,038
Zoetis, Inc.	10,135	2,191,187
		20,768,207
Total HealthCare		65,001,870
Industrials - 3.9%
Aerospace & Defense - 0.1%
Airbus SE (France)*	2,196	281,707
General Dynamics Corp.	650	131,788
L3Harris Technologies, Inc.	498	114,809
Lockheed Martin Corp.	503	167,157
Northrop Grumman Corp.	369	131,814
		827,275
Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	499	48,398

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines - 0.6%
Controladora Vuela Cia de Aviacion S.A.B. de C.V. - ADR (Mexico)*	16,895	$305,799
Ryanair Holdings plc - ADR (Ireland)*	34,953	3,967,515
		4,273,314
Building Products - 0.1%
A. O. Smith Corp.	607	44,354
Assa Abloy AB - Class B (Sweden)	11,872	348,356
Johnson Controls International plc	2,028	148,794
		541,504
Commercial Services & Supplies - 0.6%
Cleanaway Waste Management Ltd. (Australia)	223,835	455,226
Copart, Inc.*	25,391	3,942,968
Republic Services, Inc.	852	114,679
Waste Management, Inc.	977	156,545
		4,669,418
Electrical Equipment - 0.0%##
Eaton Corp. plc	930	153,227
Emerson Electric Co.	1,426	138,336
Hubbell, Inc.	216	43,064
		334,627
Industrial Conglomerates - 0.1%
3M Co.	1,011	180,646
Honeywell International, Inc.	1,113	243,324
		423,970
Machinery - 0.1%
Caterpillar, Inc.	1,000	204,010
Cummins, Inc.	402	96,416
Illinois Tool Works, Inc.	649	147,888
Snap-on, Inc.	201	40,849
		489,163
Professional Services - 0.6%
Booz Allen Hamilton Holding Corp.	514	44,646
Insperity, Inc.	32,822	4,102,750
		4,147,396
Road & Rail - 1.6%
Canadian National Railway Co. (Canada)	55,003	7,310,449
Norfolk Southern Corp.	14,520	4,255,086
Union Pacific Corp.	1,069	258,056
		11,823,591
Trading Companies & Distributors - 0.0%##
Brenntag SE (Germany)	3,093	294,263
W. W. Grainger, Inc.	163	75,487
		369,750
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)*	24,300	$146,959
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	1,640	207,099
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)	1,152	232,301
		586,359
Total Industrials		28,534,765
Information Technology - 8.8%
Communications Equipment - 0.1%
Cisco Systems, Inc.	5,948	332,910
Motorola Solutions, Inc.	456	113,357
		446,267

Electronic Equipment, Instruments & Components - 0.1%
Keyence Corp. (Japan)	300	181,085
Softwareone Holding AG (Germany)	18,576	430,441
		611,526
IT Services - 4.1%
Adyen N.V. (Netherlands)*2	144	434,493
Atos SE (France)	6,721	350,653
Automatic Data Processing, Inc.	834	187,225
Broadridge Financial Solutions, Inc.	369	65,833
International Business Machines Corp.	1,541	192,779
Keywords Studios plc (Ireland)	3,437	133,397
Mastercard, Inc. - Class A	30,917	10,373,272
PayPal Holdings, Inc.*	27,980	6,507,868
StoneCo Ltd. - Class A (Brazil)*	11,751	397,889
Switch, Inc. - Class A	31,809	804,132
TravelSky Technology Ltd. - Class H (China)	336,000	627,801
Visa, Inc. - Class A	46,733	9,896,647
		29,971,989
Semiconductors & Semiconductor Equipment - 0.8%
Analog Devices, Inc.	828	143,650
Intel Corp.	5,423	265,727
NVIDIA Corp.	17,192	4,395,479
QUALCOMM, Inc.	1,839	244,660
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	4,828	548,943
		5,598,459
Software - 3.7%
Microsoft Corp.	42,564	14,115,074
Oracle Corp.	4,167	399,782
salesforce.com, Inc.*	27,876	8,354,158
ServiceNow, Inc.*	6,050	4,221,448
		27,090,462

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	770	$68,761
Total Information Technology		63,787,464
Materials - 4.2%
Chemicals - 1.9%
Air Liquide S.A. - ADR (France)	157,197	5,253,524
Air Liquide S.A. (France)	4,218	704,228
CF Industries Holdings, Inc.	865	49,132
Eastman Chemical Co.	463	48,166
FMC Corp.	82,261	7,486,573
International Flavors & Fragrances, Inc.	638	94,073
Linde plc (United Kingdom)	830	264,936
RPM International, Inc.	475	41,420
		13,942,052
Containers & Packaging - 1.1%
Graphic Packaging Holding Co.	409,656	8,164,444
Packaging Corp. of America	340	46,706
		8,211,150
Metals & Mining - 1.2%
Agnico Eagle Mines Ltd. (Canada)	49,028	2,600,935
Barrick Gold Corp. (Canada)	146,690	2,694,695
Newmont Corp.	57,085	3,082,590
Nucor Corp.	932	104,058
Reliance Steel & Aluminum Co.	249	36,394
Steel Dynamics, Inc.	769	50,816
		8,569,488
Total Materials		30,722,690
Real Estate - 5.3%
Equity Real Estate Investment Trusts (REITS) - 5.3%
Agree Realty Corp.	2,870	203,942
American Campus Communities, Inc.	8,365	449,368
American Homes 4 Rent - Class A	15,661	635,837
American Tower Corp.	17,957	5,063,335
Apple Hospitality REIT, Inc.	28,554	448,583
AvalonBay Communities, Inc.	1,885	446,142
Brandywine Realty Trust	17,657	233,955
Camden Property Trust	2,467	402,368
CareTrust REIT, Inc.	8,877	184,198
Community Healthcare Trust, Inc.	7,366	352,389
Cousins Properties, Inc.	13,695	542,459
Digital Realty Trust, Inc.	3,960	624,928
Douglas Emmett, Inc.	6,340	207,191
Duke Realty Corp.	12,501	703,056
Equinix, Inc.	6,558	5,489,505
Equity LifeStyle Properties, Inc.	6,785	573,400
Essex Property Trust, Inc.	1,655	562,584
Extra Space Storage, Inc.	2,573	507,833
Flagship Communities REIT	15,269	304,922
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Getty Realty Corp.	7,626	$244,947
Healthcare Trust of America, Inc. - Class A	7,155	238,906
Healthpeak Properties, Inc.	6,440	228,684
Hibernia REIT plc (Ireland)	100,776	146,786
Innovative Industrial Properties, Inc.	1,277	335,966
Invitation Homes, Inc.	20,449	843,521
Kilroy Realty Corp.	4,974	335,148
Lamar Advertising Co. - Class A	1,545	174,894
Life Storage, Inc.	2,638	352,991
Mid-America Apartment Communities, Inc.	3,223	658,169
NexPoint Residential Trust, Inc.	3,423	242,452
Prologis, Inc.	15,403	2,232,819
Public Storage	3,062	1,017,135
Realty Income Corp.	1,896	135,431
Rexford Industrial Realty, Inc.	9,074	609,773
SBA Communications Corp.	30,865	10,658,611
Sun Communities, Inc.	4,400	862,312
Terreno Realty Corp.	3,702	270,727
UDR, Inc.	9,428	523,537
Ventas, Inc.	3,577	190,905
Welltower, Inc.	4,282	344,273
Total Real Estate		38,583,982
TOTAL COMMON STOCKS
(Identified Cost $324,037,480)		429,319,843

PREFERRED STOCKS - 0.2%

Information Technology - 0.1%
Software - 0.1%
Greenidge Generation Holdings, Inc., 8.50%, 10/31/2026	14,200	352,160
Synchronoss Technologies, Inc., 8.375%, 6/30/2026	28,900	698,802
		1,050,962
Materials - 0.1%
Metals & Mining - 0.1%
Ramaco Resources, Inc., 9.00%, 7/30/2026	28,800	768,960
TOTAL PREFERRED STOCKS
(Identified Cost $1,799,423)		1,819,922

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS - 11.1%

Non-Convertible Corporate Bonds- 11.1%
Communication Services - 1.4%
Diversified Telecommunication Services - 0.7%
Lumen Technologies, Inc., 7.50%, 4/1/2024	640,000	$702,400
Verizon Communications, Inc., 4.272%, 1/15/2036	3,500,000	4,094,182
		4,796,582
Interactive Media & Services - 0.7%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	4,990,000	5,442,395
Total Communication Services		10,238,977
Consumer Discretionary - 0.7%
Automobiles - 0.1%
Ford Motor Co., 9.00%, 4/22/2025	600,000	721,500
Hotels, Restaurants & Leisure - 0.2%
Expedia Group, Inc., 3.25%, 2/15/2030	1,300,000	1,337,002
Household Durables - 0.0%##
STL Holding Co. LLC, 7.50%, 2/15/2026[2]	260,000	272,350
Internet & Direct Marketing Retail - 0.4%
Alibaba Group Holding Ltd. (China), 4.00%, 12/6/2037	2,390,000	2,590,247
Total Consumer Discretionary		4,921,099
Energy - 2.7%
Energy Equipment & Services - 0.2%
Kent Global plc (United Kingdom), 10.00%, 6/28/2026	400,000	399,092
Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026[2]	735,000	727,856
Tidewater, Inc., 8.50%, 11/16/2026	700,000	699,433
		1,826,381
Oil, Gas & Consumable Fuels - 2.5%
BP Capital Markets America, Inc., 3.06%, 6/17/2041	3,280,000	3,306,631
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[2]	193,000	197,343
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	3,040,000	4,161,728
Energy Transfer LP, 6.50%, 2/1/2042	2,580,000	3,358,366
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	2,007,000	2,827,358
Navigator Holdings Ltd., 8.00%, 9/10/2025[2]	200,000	209,000
PetroTal Corp. (Peru), 12.00%, 2/16/2024[2]	695,000	729,750
The Williams Companies, Inc., 2.60%, 3/15/2031	2,640,000	2,646,745
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Welltec International ApS (Denmark), 8.25%, 10/15/2026[2]	710,000	$727,913
		18,164,834
Total Energy		19,991,215
Financials - 2.2%
Banks - 1.2%
Bank of America Corp., 6.11%, 1/29/2037	1,530,000	2,067,222
Citigroup, Inc., 4.45%, 9/29/2027	1,960,000	2,198,628
JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.515%), 2.956%, 5/13/2031[4]	3,290,000	3,398,206
Lloyds Bank plc (United Kingdom) (3 mo. LIBOR US + 11.756%), 12.00%[2,4,5]	650,000	668,687
Popular, Inc. (Puerto Rico), 6.125%, 9/14/2023	665,000	710,030
		9,042,773
Capital Markets - 0.4%
Blackstone Secured Lending Fund, 2.75%, 9/16/2026	1,300,000	1,312,004
Owl Rock Technology Finance Corp., 3.75%, 6/17/2026[2]	1,200,000	1,252,707
		2,564,711
Consumer Finance - 0.2%
Navient Corp., 6.75%, 6/25/2025	665,000	731,879
Synergy One Lending, Inc., 5.50%, 10/14/2026	740,000	750,708
		1,482,587
Diversified Financial Services - 0.3%
Blackstone Private Credit Fund, 2.625%, 12/15/2026[2]	1,375,000	1,351,463
FS Energy & Power Fund, 7.50%, 8/15/2023[2]	695,000	722,800
		2,074,263
Mortgage Real Estate Investment Trusts (REITS) - 0.1%
Arbor Realty Trust, Inc., 8.00%, 4/30/2023[2]	215,000	226,046
MCREIF SubREIT LLC, 5.00%, 10/15/2026[6]	675,000	675,527
		901,573
Total Financials		16,065,907
Health Care - 0.2%
Health Care Providers & Services - 0.2%
HCA, Inc., 4.125%, 6/15/2029	1,498,000	1,659,904

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials - 2.5%
Airlines - 0.5%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[2]	250,529	$282,560
Southwest Airlines Co.
5.25%, 5/4/2025	2,027,000	2,272,722
5.125%, 6/15/2027	353,000	407,378
United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.50%, 5/1/2028	671,840	663,536
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.60%, 3/1/2026	123,780	126,407
		3,752,603
Commercial Services & Supplies - 0.1%
Airswift Global AS (United Kingdom) (3 mo. LIBOR US + 8.500%), 8.623%, 5/12/2025[2,7]	700,000	703,500
Industrial Conglomerates - 0.3%
General Electric Co., 6.875%, 1/10/2039	1,350,000	2,053,473
Marine - 0.2%
American Tanker, Inc. (Norway), 7.75%, 7/2/2025	715,000	732,339
Seaspan Corp. (Hong Kong), 6.50%, 2/5/2024[2]	700,000	738,500
		1,470,839
Road & Rail - 0.2%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[4]	1,140,000	1,298,517
Trading Companies & Distributors - 1.2%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	2,740,000	2,781,357
Air Lease Corp., 3.625%, 4/1/2027	1,220,000	1,302,250
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	1,130,000	1,192,319
Avolon Holdings Funding Ltd. (Ireland), 2.75%, 2/21/2028[2]	3,510,000	3,475,715
		8,751,641
Total Industrials		18,030,573
Materials - 0.5%
Metals & Mining - 0.5%
Copper Mountain Mining Corp. (Canada), 8.00%, 4/9/2026[2]	686,000	715,155
IAMGOLD Corp. (Burkina Faso), 5.75%, 10/15/2028[2]	220,000	216,150
Jervois Mining USA Ltd. (Australia), 12.50%, 7/20/2026[8]	675,000	715,082
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	1,260,000	$1,275,571
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022[9,10]	653,000	65
Tacora Resources, Inc. (Canada), 8.25%, 5/15/2026[2]	695,000	696,738
Total Materials		3,618,761
Real Estate - 0.9%
Equity Real Estate Investment Trusts (REITS) - 0.9%
American Tower Corp., 3.80%, 8/15/2029	3,730,000	4,100,941
Crown Castle International Corp., 3.10%, 11/15/2029	1,306,000	1,365,908
IIP Operating Partnership LP, 5.50%, 5/25/2026	700,000	738,671
		6,205,520
Real Estate Management & Development - 0.0%##
Forestar Group, Inc., 3.85%, 5/15/2026[2]	40,000	40,000
Total Real Estate		6,245,520
TOTAL CORPORATE BONDS
(Identified Cost $79,456,855)		80,771,956

MUTUAL FUND - 0.6%

iShares Broad USD Investment Grade Corporate Bond ETF
(Identified Cost $4,311,577)	70,193	4,227,724

U.S. TREASURY SECURITIES - 14.7%
U.S. Treasury Bonds - 3.0%
U.S. Treasury Bond
3.875%, 8/15/2040	5,435,000	7,119,638
3.00%, 5/15/2047	12,310,000	14,944,628
Total U.S. Treasury Bonds
(Identified Cost $23,350,651)		22,064,266
U.S. Treasury Notes - 11.7%
U.S. Treasury Note
2.125%, 5/15/2025	13,735,000	14,306,398
1.625%, 5/15/2026	14,635,000	14,954,569
2.375%, 5/15/2027	32,255,000	34,149,981
2.875%, 5/15/2028	13,010,000	14,206,818

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
U.S. Treasury Note (continued)
1.625%, 5/15/2031	6,945,000	$6,997,088
Total U.S. Treasury Notes
(Identified Cost $85,986,051)		84,614,854
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $109,336,702)		106,679,120

ASSET-BACKED SECURITIES - 5.7%
Aligned Data Centers Issuer LLC,
Series 2021-1A, Class A2, 1.937%, 8/15/2046[2]	1,800,000	1,791,489
CF Hippolyta LLC
Series 2020-1, Class A1, 1.69%, 7/15/2060[2]	862,020	862,188
Series 2020-1, Class A2, 1.99%, 7/15/2060[2]	796,040	791,248
CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64%, 2/18/2046[2]	1,820,418	1,784,303
Commonbond Student Loan Trust,
Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	887,926	904,921
Credit Acceptance Auto Loan Trust
Series 2020-1A, Class A, 2.01%, 2/15/2029[2]	368,000	372,429
Series 2021-2A, Class A, 0.96%, 2/15/2030[2]	1,900,000	1,895,207
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21%, 12/26/2025[2]	1,200,000	1,193,552
Invitation Homes Trust
Series 2017-SFR2, Class A, (1 mo. LIBOR US + 0.850%), 0.936%, 12/17/2036[2,7]	198,352	198,111
Series 2017-SFR2, Class B, (1 mo. LIBOR US + 1.150%), 1.236%, 12/17/2036[2,7]	165,307	165,440
KREF Ltd., Series 2021-FL2, Class A, (1 mo. LIBOR US + 1.070%), 1.156%, 2/15/2039[2,7]	1,300,000	1,300,173
Navient Private Education Refi Loan Trust
Series 2014-1, Class A3, (1 mo. LIBOR US + 0.510%), 0.599%, 6/25/2031[7]	267,032	263,596
Series 2020-FA, Class A, 1.22%, 7/15/2069[2]	864,450	863,437
Nelnet Student Loan Trust
Series 2012-3A, Class A, (1 mo. LIBOR US + 0.700%), 0.789%, 2/25/2045[2,7]	277,802	276,620
Series 2013-5A, Class A, (1 mo. LIBOR US + 0.630%), 0.719%, 1/25/2037[2,7]	275,479	276,198
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Nelnet Student Loan Trust (continued)
Series 2015-2A, Class A2, (1 mo. LIBOR US + 0.600%), 0.689%, 9/25/2047[2,7]	2,404,446	$2,399,824
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.91%, 10/20/2061[2]	2,275,000	2,233,754
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (Cayman Islands) (3 mo. LIBOR US + 0.960%), 1.082%, 4/16/2031[2,7]	2,000,000	2,004,548
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	422,221	432,894
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	1,323,000	1,345,381
Progress Residential Trust
Series 2019-SFR2, Class A, 3.147%, 5/17/2036[2]	1,234,037	1,240,593
Series 2019-SFR4, Class A, 2.687%, 10/17/2036[2]	1,200,000	1,217,209
Slam Ltd., Series 2021-1A, Class A, (Cayman Islands), 2.434%, 6/15/2046[2]	1,762,560	1,745,428
SMB Private Education Loan Trust
Series 2019-B, Class A2A, 2.84%, 6/15/2037[2]	1,930,279	1,991,829
Series 2020-A, Class A2A, 2.23%, 9/15/2037[2]	418,443	426,240
Series 2020-B, Class A1A, 1.29%, 7/15/2053[2]	1,336,147	1,328,231
SoFi Consumer Loan Program Trust,
Series 2019-3, Class A, 2.90%, 5/25/2028[2]	1,481	1,483
SoFi Professional Loan Program LLC
Series 2017-F, Class A2FX, 2.84%, 1/25/2041[2]	122,514	125,065
Series 2018-B, Class A2FX, 3.34%, 8/25/2047[2]	704,178	720,376
Series 2020-A, Class A2FX, 2.54%, 5/15/2046[2]	1,150,000	1,176,037
Stack Infrastructure Issuer LLC,
Series 2021-1A, Class A2, 1.877%, 3/26/2046[2]	1,500,000	1,492,303
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50%, 10/25/2056[2,11]	426,307	430,810
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,11]	501,887	508,193
Series 2019-HY1, Class A1, (1 mo. LIBOR US + 1.000%), 1.089%, 10/25/2048[2,7]	608,162	610,678
Tricon American Homes
Series 2017-SFR2, Class A, 2.928%, 1/17/2036[2]	1,218,254	1,232,185
Series 2020-SFR1, Class A, 1.499%, 7/17/2038[2]	2,142,415	2,126,781

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Trinitas CLO XVII Ltd., Series 2021-17A, Class B1, (Cayman Islands) (3 mo. LIBOR US + 1.700%), 1.813%, 10/20/2034[2,7]	2,100,000	$2,100,724
Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.86%, 3/20/2046[2]	1,758,271	1,730,102
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $41,529,313)		41,559,580

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.2%

Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,11]	1,401,522	1,359,794
BWAY Mortgage Trust, Series 2015-1740, Class A, 2.917%, 1/10/2035[2]	2,411,000	2,437,674
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,11]	97,845	98,974
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV1, Class A3A, 2.50%, 5/25/2051[2,11]	966,321	976,462
Credit Suisse Mortgage Capital Trust
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,11]	212,736	213,033
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,11]	141,868	143,106
Series 2014-IVR3, Class A1, 3.50%, 7/25/2044[2,11]	86,799	88,034
Fannie Mae REMICS
Series 2018-31, Class KP, 3.50%, 7/25/2047	106,936	110,026
Series 2021-69, Class WJ, 1.50%, 10/25/2050	1,045,580	1,038,951
Fannie Mae-Aces, Series 2017-M15, Class A1, 2.959%, 9/25/2027[11]	1,414,018	1,488,381
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, 3.144%, 12/10/2036[2]	1,571,000	1,625,199
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K017, Class X1 (IO), 1.459%, 12/25/2021[11]	3,729,773	288
Series K021, Class X1 (IO), 1.376%, 6/25/2022[11]	9,800,436	28,748
Series K030, Class X1 (IO), 0.148%, 4/25/2023[11]	39,357,851	83,029
Series K032, Class X1 (IO), 0.073%, 5/25/2023[11]	25,716,008	36,887
FREMF Mortgage Trust
Series 2013-K28, Class X2A (IO), 0.10%, 6/25/2046[2]	71,669,200	68,129
Series 2014-K41, Class B, 3.833%, 11/25/2047[2,11]	1,731,000	1,847,078
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	1,022,358	$1,043,155
GS Mortgage Securities Corp. Trust, Series 2019-70P, Class A, (1 mo. LIBOR US + 1.000%), 1.09%, 10/15/2036[2,7]	1,589,000	1,585,988
GS Mortgage-Backed Securities Trust
Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 0.899%, 12/25/2051[2,7]	1,370,167	1,373,641
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,11]	1,100,748	1,121,130
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,11]	1,132,240	1,148,223
Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,11]	1,290,000	1,286,259
JP Morgan Mortgage Trust
Series 2013-1, Class 1A2, 3.00%, 3/25/2043[2,11]	108,266	109,246
Series 2013-2, Class A2, 3.50%, 5/25/2043[2,11]	93,213	94,282
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,11]	297,894	302,319
Series 2017-2, Class A3, 3.50%, 5/25/2047[2,11]	157,586	159,450
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,11]	263,199	277,168
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,11]	364,863	382,212
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,11]	421,128	447,759
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,11]	370,539	375,128
Provident Funding Mortgage Trust
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,11]	1,316,576	1,322,234
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,11]	2,075,029	2,106,559
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[11]	160,243	160,162
Series 2013-6, Class A2, 3.00%, 5/25/2043[11]	694,124	697,037
Series 2013-7, Class A2, 3.00%, 6/25/2043[11]	141,496	142,257
Series 2013-8, Class A1, 3.00%, 6/25/2043[11]	166,831	168,173
Series 2020-1, Class A4, 3.50%, 2/25/2050[2,11]	21,918	21,935
Starwood Retail Property Trust, Series 2014-STAR, Class A, (1 mo. LIBOR US + 1.470%), 1.560%, 11/15/2027[2,7]	1,278,105	779,644

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,11]		215,556	$214,270
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A, (1 mo. LIBOR US + 1.050%), 1.14%, 12/15/2033[2,7]		1,496,000	1,494,180
Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE, Class A, (1 mo. LIBOR US + 1.150%), 1.24%, 2/15/2040[2,7]		1,818,044	1,820,360
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[2,11]		72,900	73,859
TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES
(Identified Cost $30,811,805)			30,350,423

FOREIGN GOVERNMENT BONDS - 0.2%

Canadian Government Bond
(Canada), 2.75%, 6/1/2022	CAD	358,000	293,107
Mexican Government Bond
(Mexico), 6.50%, 6/9/2022	MXN	5,057,000	246,014
(Mexico), 7.75%, 5/29/2031	MXN	972,000	47,946
Mexico Government International
Bond (Mexico), 4.125%, 1/21/2026		200,000	221,050
Republic of Italy Government International Bond (Italy), 2.375%, 10/17/2024		440,000	452,715
TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $1,392,470)			1,260,832

MUNICIPAL BONDS - 0.7%

Clark County, Public Impt., Series A, G.O. Bond, 1.51%, 11/1/2028		2,340,000	2,290,696
Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038		1,795,000	1,800,134
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Revenue Bond, 1.58%, 5/1/2024		635,000	646,442
South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028		230,000	234,837
TOTAL MUNICIPAL BONDS
(Identified Cost $5,082,532)			4,972,109
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES - 1.6%

Mortgage-Backed Securities - 1.6%
Fannie Mae
Pool #995329, UMBS, 5.50%, 12/1/2021	45	$45
Pool #888810, UMBS, 5.50%, 11/1/2022	127	128
Pool #990895, UMBS, 5.50%, 10/1/2023	3,975	4,084
Pool #AD0462, UMBS, 5.50%, 10/1/2024	3,352	3,495
Pool #MA3463, UMBS, 4.00%, 9/1/2033	365,933	387,163
Pool #MA1834, UMBS, 4.50%, 2/1/2034	397,544	436,198
Pool #MA1903, UMBS, 4.50%, 5/1/2034	231,966	254,527
Pool #889576, UMBS, 6.00%, 4/1/2038	145,477	171,928
Pool #889579, UMBS, 6.00%, 5/1/2038	124,689	147,358
Pool #MA3412, UMBS, 3.50%, 7/1/2038	440,168	467,341
Pool #995196, UMBS, 6.00%, 7/1/2038	7,401	8,746
Pool #AD0207, UMBS, 6.00%, 10/1/2038	395,933	467,913
Pool #AD0220, UMBS, 6.00%, 10/1/2038	12,411	14,667
Pool #MA0258, UMBS, 4.50%, 12/1/2039	257,659	287,017
Pool #AL1595, UMBS, 6.00%, 1/1/2040	153,150	180,700
Pool #AL0152, UMBS, 6.00%, 6/1/2040	303,691	358,327
Pool #MA4203, UMBS, 2.50%, 12/1/2040	2,814,113	2,896,317
Pool #AL0241, UMBS, 4.00%, 4/1/2041	413,952	456,070
Pool #AI5172, UMBS, 4.00%, 8/1/2041	303,251	335,103
Pool #AL1410, UMBS, 4.50%, 12/1/2041	517,289	577,929
Pool #AL7729, UMBS, 4.00%, 6/1/2043	261,702	286,661
Pool #AX5234, UMBS, 4.50%, 11/1/2044	293,781	323,878
Pool #AS4103, UMBS, 4.50%, 12/1/2044	316,229	347,661
Pool #BC6764, UMBS, 3.50%, 4/1/2046	180,323	193,308
Pool #BD6997, UMBS, 4.00%, 10/1/2046	281,760	306,964
Pool #BE7845, UMBS, 4.50%, 2/1/2047	135,002	147,051
Pool #AL8674, 5.659%, 1/1/2049	1,006,978	1,123,277
Freddie Mac
Pool #G12610, 6.00%, 3/1/2022	241	241
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Pool #G12655, 6.00%, 5/1/2022	199	$200
Pool #G12988, 6.00%, 1/1/2023	917	931
Pool #G13078, 6.00%, 3/1/2023	1,252	1,270
Pool #G13331, 5.50%, 10/1/2023	953	976
Pool #C91762, 4.50%, 5/1/2034	275,212	302,051
Pool #C91771, 4.50%, 6/1/2034	230,922	253,439
Pool #C91780, 4.50%, 7/1/2034	361,142	396,366
Pool #G03926, 6.00%, 2/1/2038	60,343	71,332
Pool #G05906, 6.00%, 4/1/2040	73,113	86,254
Pool #Q33778, 4.00%, 6/1/2045	408,553	450,642
TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $11,389,928)		11,747,558

SHORT-TERM INVESTMENT - 1.9%

Dreyfus Government Cash Management, Institutional Shares, 0.03%[12]
(Identified Cost $14,031,473)	14,031,473	14,031,473

TOTAL INVESTMENTS - 99.9%
(Identified Cost $623,179,558)		726,740,540
OTHER ASSETS, LESS LIABILITIES - 0.1%		577,845
NET ASSETS - 100%		$727,318,385

ADR - American Depositary Receipt

CAD - Canadian Dollar

CLO - Collateralized Loan Obligation

ETF - Exchange-Traded Fund

G.O. Bond - General Obligation Bond

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $89,662,588, which represented 12.3% of the Series’ Net Assets.

3Security has been valued using significant unobservable inputs.

4Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2021.

5Security is perpetual in nature and has no stated maturity date.

6Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on October 13, 2021 at a cost of $675,000. The value of the security at October 31, 2021 was $675,527, or less than 0.1% of the Series’ Net Assets.

7Floating rate security. Rate shown is the rate in effect as of October 31, 2021.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

8Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on dates between August 4, 2021 and August 10, 2021 at an aggregate cost of $717,500. The value of the security at October 31, 2021 was $715,082, or less than 0.1% of the Series’ Net Assets.

9Issuer filed for bankruptcy and/or is in default of interest payments.

10Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on October 10, 2017 and on dates between May 8, 2020 and September 18, 2020 at an aggregate cost of $118,233. The value of the security at October 31, 2021 was $65, or less than 0.1% of the Series’ Net Assets.

11Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2021.

12Rate shown is the current yield as of October 31, 2021.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2021

ASSETS:

Investments in securities, at value (identified cost $623,179,558) (Note 2)	$726,740,540
Interest receivable	2,165,194
Foreign tax reclaims receivable	502,613
Receivable for fund shares sold	186,308
Receivable for securities sold	144,175
Dividends receivable	134,672
Prepaid expenses	28,050

TOTAL ASSETS	729,901,552

LIABILITIES:

Foreign currency overdraft, at value (identified cost $134)	130
Accrued management fees (Note 3)	366,404
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	195,723
Accrued sub-transfer agent fees (Note 3)	119,313
Accrued fund accounting and administration fees (Note 3)	49,894
Accrued Chief Compliance Officer service fees (Note 3)	2,032
Directors' fees payable (Note 3)	39
Payable for securities purchased	1,577,612
Payable for fund shares repurchased	145,620
Other payables and accrued expenses	126,400

TOTAL LIABILITIES	2,583,167

TOTAL NET ASSETS	$727,318,385

NET ASSETS CONSIST OF:

Capital stock	$514,815
Additional paid-in-capital	571,016,993
Total distributable earnings (loss)	155,786,577

TOTAL NET ASSETS	$727,318,385

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2021

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($365,077,213/16,776,711 shares)	$21.76

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($192,593,217/19,683,192 shares)	$9.78

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($56,058,334/4,635,057 shares)	$12.09

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($113,582,330/10,386,250 shares)	$10.94

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($7,291/334 shares)	$21.85	[1]

1The net asset value of Class W Shares was calculated using unrounded net assets of $7,291.10 divided by the unrounded shares outstanding of 333.63.

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2021

INVESTMENT INCOME:

Interest (net of foreign taxes withheld, $200)	$5,686,586
Dividends (net of foreign taxes withheld, $224,826)	5,150,815
Other Income	53,130

Total Investment Income	10,890,531

EXPENSES:

Management fees (Note 3)	4,223,579
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	1,115,818
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	904,924
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	279,892
Sub-transfer agent fees (Note 3)	339,497
Fund accounting and administration fees (Note 3)	153,198
Directors’ fees (Note 3)	85,190
Chief Compliance Officer service fees (Note 3)	6,096
Custodian fees	51,039
Miscellaneous	545,056

Total Expenses	7,704,289
Less reduction of expenses (Note 3)	(43)

Net Expenses	7,704,246

NET INVESTMENT INCOME	3,186,285

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments in securities	59,355,859
Foreign currency and translation of other assets and liabilities	(5,668)

59,350,191
Net change in unrealized appreciation (depreciation) on-
Investments in securities	68,713,246
Foreign currency and translation of other assets and liabilities	5,668

68,718,914

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	128,069,105

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$131,255,390

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/20
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,186,285	$3,940,299
Net realized gain (loss) on investments and foreign currency	59,350,191	53,051,938
Net change in unrealized appreciation (depreciation) on investments and foreign currency	68,718,914	(6,681,928)

Net increase (decrease) from operations	131,255,390	50,310,309

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(21,957,379)	(11,710,120)
Class I	(20,900,222)	(10,619,011)
Class R	(5,876,222)	(437,348)
Class L	(11,934,028)	(7,273,380)
Class W	(451)	(279)

Total distributions to shareholders	(60,668,302)	(30,040,138)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	19,291,832	115,919,304

Net increase (decrease) in net assets	89,878,920	136,189,475

NET ASSETS:

Beginning of year	637,439,465	501,249,990

End of year	$727,318,385	$637,439,465

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$19.12	$18.02	$16.85	$18.22	$16.62
Income (loss) from investment operations:
Net investment income[1]	0.11	0.16	0.22	0.18	0.15
Net realized and unrealized gain (loss) on investments	3.80	1.72 [2]	1.87	(0.43)	1.70
Total from investment operations	3.91	1.88	2.09	(0.25)	1.85
Less distributions to shareholders:
From net investment income	(0.06)	(0.12)	(0.15)	(0.10)	(0.09)
From net realized gain on investments	(1.21)	(0.66)	(0.77)	(1.02)	(0.16)
Total distributions to shareholders	(1.27)	(0.78)	(0.92)	(1.12)	(0.25)
Net asset value - End of year	$21.76	$19.12	$18.02	$16.85	$18.22
Net assets - End of year (000’s omitted)	$365,077	$334,977	$276,300	$308,334	$400,117
Total return[3]	21.19%	10.74% [2]	13.16%	(1.47% )	11.26%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.01%	1.02%	1.05%	1.10%	1.08%
Net investment income	0.54%	0.87%	1.31%	1.03%	0.89%
Series portfolio turnover	66%	120%	61%	75%	79%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	0.01%	0.01%	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.70. Excluding the proceeds from the settlement, the total return would have been 10.63%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	FOR THE YEAR ENDED
	10/31/21	10/31/20		10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year.	$9.26	$9.15		$9.04	$10.31	$9.53
Income (loss) from investment operations:
Net investment income[1]	0.07	0.10		0.13	0.12	0.11
Net realized and unrealized gain (loss) on investments	1.77	0.84	[2]	0.95	(0.22)	0.96
Total from investment operations	1.84	0.94		1.08	(0.10)	1.07
Less distributions to shareholders:
From net investment income	(0.11)	(0.17)		(0.20)	(0.15)	(0.13)
From net realized gain on investments	(1.21)	(0.66)		(0.77)	(1.02)	(0.16)
Total distributions to shareholders	(1.32)	(0.83)		(0.97)	(1.17)	(0.29)
Net asset value - End of year	$9.78	$9.26		$9.15	$9.04	$10.31
Net assets - End of year (000’s omitted)	$192,593	$149,603		$117,991	$126,834	$147,257
Total return[3]	21.48%	10.88%	[2]	13.36%	(1.15% )	11.56%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.79%	0.81%	[4]	0.85%	0.85%	0.83%
Net investment income	0.75%	1.06%		1.51%	1.29%	1.15%
Series portfolio turnover	66%	120%		61%	75%	79%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A		0.01%	0.01%	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.83. These proceeds impacted the total return by less than 0.01%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R

	FOR THE YEAR ENDED
	10/31/21	10/31/20		10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.18	$10.86		$10.54	$11.82	$10.88
Income (loss) from investment operations:
Net investment income[1]	0.04	0.05		0.11	0.09	0.07
Net realized and unrealized gain (loss) on investments	2.15	1.04	[2]	1.11	(0.26)	1.10
Total from investment operations	2.19	1.09		1.22	(0.17)	1.17
Less distributions to shareholders:
From net investment income	(0.07)	(0.11)		(0.13)	(0.09)	(0.07)
From net realized gain on investments	(1.21)	(0.66)		(0.77)	(1.02)	(0.16)
Total distributions to shareholders	(1.28)	(0.77)		(0.90)	(1.11)	(0.23)
Net asset value - End of year	$12.09	$11.18		$10.86	$10.54	$11.82
Net assets - End of year (000’s omitted)	$56,058	$52,600		$6,149	$11,138	$15,358
Total return[3]	20.86%	10.53%	[2]	12.73%	(1.65% )	10.97%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.24%	1.31%	[4]	1.35%	(1.35% )	1.33%
Net investment income	0.31%	0.41%		1.02%	0.79%	0.65%
Series portfolio turnover	66%	120%		61%	75%	79%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A		0.02%	0.01%	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.03. Excluding the proceeds from the settlement, the total return would have been 10.43%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class L*

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.21	$10.00	$9.78	$11.05	$10.19
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.01	0.05	0.03	0.01
Net realized and unrealized gain (loss) on investments	1.97	0.93 [2]	1.04	(0.24)	1.03
Total from investment operations	1.95	0.94	1.09	(0.21)	1.04
Less distributions to shareholders:
From net investment income	(0.01)	(0.07)	(0.10)	(0.04)	(0.02)
From net realized gain on investments	(1.21)	(0.66)	(0.77)	(1.02)	(0.16)
Total distributions to shareholders	(1.22)	(0.73)	(0.87)	(1.06)	(0.18)
Net asset value - End of year	$10.94	$10.21	$10.00	$9.78	$11.05
Net assets - End of year (000’s omitted)	$113,582	$100,254	$100,804	$106,348	$130,130
Total return[3]	20.38%	9.87% [2]	12.26%	(2.13% )	10.42%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.76%	1.77%	1.80%	1.85%	1.83%
Net investment income (loss)	(0.22% )	0.13%	0.57%	0.28%	0.14%
Series portfolio turnover	66%	120%	61%	75%	79%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L shares

**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	0.00% [4]	0.01%	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $0.92. Excluding the proceeds from the settlement, the total return would have been 9.76%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class W

	FOR THE YEAR ENDED
	10/31/21	10/31/20	FOR THE PERIOD 4/1/19[1] TO 10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$19.18	$18.08	$17.04
Income from investment operations:
Net investment income[2]	0.30	0.33	0.23
Net realized and unrealized gain (loss) on investments	3.82	1.71 [3]	0.90
Total from investment operations	4.12	2.04	1.13
Less distributions to shareholders:
From net investment income	(0.24)	(0.28)	(0.09)
From net realized gain on investments	(1.21)	(0.66)	(0.00)[4]
Total distributions to shareholders	(1.45)	(0.94)	(0.09)
Net asset value - End of period	$21.85	$19.18	$18.08
Net assets - End of period (000’s omitted)	$7	$6	$5
Total return[5]	22.34%	11.70% [3]	6.69%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	[6]
Net investment income	1.44%	1.78%	2.20%	[6]
Series portfolio turnover	66%	120%	61%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.62%	0.62%	0.62%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.69. Excluding the proceeds from the settlement, the total return would have been 11.64%.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2021 - Pro-Blend® Maximum Term Series
(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021
	ONE YEAR[1]	FIVE YEAR	TEN YEAR
Pro-Blend® Maximum Term Series - Class S2	35.82%	16.03%	12.30%
Pro-Blend® Maximum Term Series - Class I2	36.17%	16.32%	12.59%
Pro-Blend® Maximum Term Series - Class R2,3	35.60%	15.76%	12.04%
Pro-Blend® Maximum Term Series - Class L2,3	34.77%	15.18%	11.47%
Pro-Blend® Maximum Term Series - Class W2,4	37.19%	16.63%	12.59%
Russell 3000® Index[5]	43.90%	18.91%	16.10%
65/20/15 Blended Index[6]	33.61%	14.79%	12.30%

The following graph compares the value of a $10,000 investment in the Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2021 to the Russell 3000® Index and the 65/20/15 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2021, this net expense ratio was 1.10% for Class S, 0.85% for Class I, 1.29% for Class R, 1.82% for Class L and 0.10% for Class W. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.10% for Class S, 0.89% for Class I, 1.29% for Class R, 1.82% for Class L and 0.77% for Class W for the year ended October 31, 2021.

3For periods through the inception of Class L on January 4, 2010 and Class R on June 30, 2010, the performance is hypothetical and is based on the historical performance of the Class S shares adjusted for the respective class’ charges and expenses.

4For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

5The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. Index data referenced herein is the property of London Stock Exchange Group plc and its group undertakings (“LSE Group”) and/or its third party suppliers and has been licensed for use by Manning & Napier. LSE Group and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Performance Update as of October 31, 2021 - Pro-Blend® Maximum Term Series
(unaudited)

6The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 27 Emerging Markets countries. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices. Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell), MSCI, and Bloomberg), their affiliates (“Index Sponsors”) and/ or their third party suppliers and has been licensed for use by Manning & Napier. The Index Sponsors and their third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Shareholder Expense Example - Pro-Blend® Maximum Term Series
(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/21	ENDING ACCOUNT VALUE 10/31/21	EXPENSES PAID DURING PERIOD* 5/1/21 - 10/31/21	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,072.60	$5.75	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$1,074.20	$4.44	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class R
Actual	$1,000.00	$1,071.90	$6.74	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56	1.29%
Class L
Actual	$1,000.00	$1,068.70	$9.49	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25	1.82%
Class W
Actual	$1,000.00	$1,078.30	$0.52	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%

Shareholder Expense Example - Pro-Blend® Maximum Term Series
(unaudited)

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

Portfolio Composition - Pro-Blend® Maximum Term Series - as of October 31, 2021
(unaudited)

Asset Allocation[1]

1As a percentage of net assets.

2A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3A U.S. Treasury Note is an intermediate long-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

Sector Allocation[4]
Information Technology	14.4%
Health Care	14.0%
Consumer Discretionary	13.9%
Communication Services	11.0%
Consumer Staples	10.1%
Financials	9.7%
Industrials	7.8%
Energy	4.9%
Real Estate	4.8%
Materials	3.9%

[4]Including common stocks, preferred stocks and corporate bonds, as a percentage of total investments.
Top Ten Stock Holdings[5]
Microsoft Corp.	2.9%
Amazon.com, Inc.	2.7%
Alphabet, Inc. - Class A	2.5%
Meta Platforms, Inc. - Class A	2.4%
Sea Ltd. - ADR (Taiwan)	2.3%
ServiceNow, Inc.	2.0%
Sony Group Corp. - ADR (Japan)	2.0%
Medtronic plc	1.8%
Johnson & Johnson	1.7%
The Coca-Cola Co.	1.6%

5As a percentage of total investments.

Investment Portfolio - October 31, 2021

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 90.7%

Communication Services - 10.6%
Diversified Telecommunication Services - 0.1%
Radius Global Infrastructure, Inc. - Class A*	13,544	$234,717
Verizon Communications, Inc.	5,721	303,156
		537,873
Entertainment - 4.1%
Electronic Arts, Inc.	38,980	5,466,945
Sea Ltd. - ADR (Taiwan)*	38,260	13,144,988
Ubisoft Entertainment S.A. - ADR (France)*	183,716	1,916,158
Ubisoft Entertainment S.A. (France)*	5,429	284,283
The Walt Disney Co.*	13,947	2,358,020
		23,170,394
Interactive Media & Services - 5.2%
Alphabet, Inc. - Class A*	4,757	14,085,097
Alphabet, Inc. - Class C*	474	1,405,604
Auto Trader Group plc (United Kingdom)[2].	55,893	463,377
Meta Platforms, Inc. - Class A*	43,149	13,961,722
		29,915,800
Media - 1.2%
Charter Communications, Inc. - Class A*.	8,973	6,055,788
Comcast Corp. - Class A	6,412	329,769
Omnicom Group, Inc.	736	50,107
S4 Capital plc (United Kingdom)*	31,367	311,511
		6,747,175
Total Communication Services		60,371,242
Consumer Discretionary - 13.8%
Distributors - 0.0%##
Genuine Parts Co.	497	65,161
Hotels, Restaurants & Leisure - 2.6%
Accor S.A. - ADR (France)*	321,745	2,332,651
Accor S.A. (France)*	10,419	372,859
Expedia Group, Inc.*	46,102	7,579,630
Hyatt Hotels Corp. - Class A*	46,677	3,976,880
Restaurant Brands International, Inc. (Canada)	3,520	199,373
		14,461,393
Household Durables - 2.6%
Garmin Ltd.	575	82,570
Nikon Corp. (Japan)	228,500	2,519,386
Sony Group Corp. - ADR (Japan)	99,257	11,492,968
Sony Group Corp. (Japan)	7,100	822,155
Whirlpool Corp.	228	48,069
		14,965,148
Internet & Direct Marketing Retail - 2.7%
Amazon.com, Inc.*	4,556	15,364,791
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Multiline Retail - 2.6%
Dollar General Corp.	27,056	$5,993,445
Dollar Tree, Inc.*	79,313	8,546,769
		14,540,214
Specialty Retail - 0.6%
AutoZone, Inc.*	1,594	2,845,035
Best Buy Co., Inc.	768	93,880
The Home Depot, Inc.	1,375	511,143
Williams-Sonoma, Inc.	274	50,890
		3,500,948
Textiles, Apparel & Luxury Goods - 2.7%
adidas AG (Germany)	7,524	2,462,617
lululemon athletica, Inc. *	14,560	6,785,106
NIKE, Inc. - Class B	37,836	6,329,584
		15,577,307
Total Consumer Discretionary		78,474,962
Consumer Staples - 10.1%
Beverages - 5.3%
Anheuser-Busch InBev S.A./N.V. (Belgium)	47,064	2,878,775
The Coca-Cola Co.	164,687	9,283,406
Constellation Brands, Inc. - Class A.	22,941	4,973,838
Diageo plc (United Kingdom)	105,779	5,262,684
Heineken N.V. - ADR (Netherlands)	68,760	3,831,995
Heineken N.V. (Netherlands)	3,235	358,079
PepsiCo, Inc.	22,994	3,715,830
		30,304,607
Food & Staples Retailing - 0.1%
The Kroger Co.	2,163	86,563
Walmart, Inc.	3,020	451,249
		537,812
Food Products - 3.3%
Archer-Daniels-Midland Co.	1,536	98,673
Bunge Ltd.	538	49,840
Campbell Soup Co.	1,047	41,828
Conagra Brands, Inc.	1,625	52,325
Danone S.A. (France)	6,441	419,862
General Mills, Inc.	1,613	99,683
The Hershey Co.	580	101,703
The J.M. Smucker Co.	403	49,512
Kerry Group plc - Class A (Ireland)	1,683	225,878
The Kraft Heinz Co.	2,876	103,220
Mondelez International, Inc. - Class A	138,565	8,416,438
Nestle S.A. (Switzerland)	67,470	8,899,781
Tyson Foods, Inc. - Class A	1,040	83,169
		18,641,912
Household Products - 0.2%
The Clorox Co.	372	60,640

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Household Products (continued)
Colgate-Palmolive Co.	1,840	$140,189
Kimberly-Clark Corp.	833	107,865
Kimberly-Clark de Mexico S.A.B. de C.V.- Class A (Mexico)	213,600	337,602
The Procter & Gamble Co.	3,113	445,128
		1,091,424
Personal Products - 1.2%
Beiersdorf AG (Germany)	2,625	279,125
Unilever plc - ADR (United Kingdom)	128,011	6,858,830
		7,137,955
Total Consumer Staples		57,713,710
Energy - 4.1%
Oil, Gas & Consumable Fuels - 4.1%
BP plc - ADR (United Kingdom)	52,893	1,522,789
Cameco Corp. (Canada)	182,532	4,435,528
ConocoPhillips	43,382	3,231,525
Coterra Energy, Inc.	234,807	5,006,085
EQT Corp.*	199,925	3,980,507
Exxon Mobil Corp.	32,975	2,125,898
Jonah Energy Parent LLC*3	2,449	153,063
Royal Dutch Shell plc - Class B - ADR (Netherlands)	30,580	1,401,787
Total Energies SE - ADR (France)	25,635	1,284,570
Total Energy		23,141,752
Financials - 8.9%
Banks - 1.1%
The Bank of N.T. Butterfield & Son Ltd. (Bermuda)	6,214	223,083
Citigroup, Inc.	3,414	236,112
Comerica, Inc.	539	45,864
East West Bancorp, Inc.	53,900	4,283,972
Fifth Third Bancorp.	1,984	86,364
FinecoBank Banca Fineco S.p.A. (Italy)*.	47,010	897,787
Huntington Bancshares, Inc.	3,306	52,036
JPMorgan Chase & Co.	2,703	459,213
Regions Financial Corp.	3,018	71,466
U.S. Bancorp	2,981	179,963
		6,535,860
Capital Markets - 6.1%
Allfunds Group plc (United Kingdom)*	11,565	233,773
Avanza Bank Holding AB (Sweden)	7,472	297,054
BlackRock, Inc.	7,217	6,808,951
Cboe Global Markets, Inc.	23,659	3,121,568
Deutsche Boerse AG (Germany)	23,745	3,941,839
Intercontinental Exchange, Inc.	41,673	5,770,044
Intermediate Capital Group plc (United Kingdom)	13,169	395,004
Moody’s Corp.	21,787	8,805,216
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
S&P Global, Inc.	11,366	$5,389,302
		34,762,751
Consumer Finance - 0.7%
American Express Co.	24,595	4,274,119
Insurance - 1.0%
Admiral Group plc (United Kingdom)	15,097	593,043
The Allstate Corp.	817	101,038
Chubb Ltd	925	180,727
Cincinnati Financial Corp	544	66,063
Everest Re Group Ltd	155	40,533
Fidelity National Financial, Inc.	1,078	51,647
The Hartford Financial Services Group, Inc.	1,062	77,452
The Travelers Companies, Inc.	658	105,859
W. R. Berkley Corp.	53,177	4,232,889
		5,449,251
Total Financials		51,021,981
Health Care - 13.9%
Biotechnology - 3.0%
BioMarin Pharmaceutical, Inc.*	63,756	5,051,388
Gilead Sciences, Inc.	2,512	162,979
Seagen, Inc.*	32,796	5,782,919
Vertex Pharmaceuticals, Inc.*	32,036	5,924,417
		16,921,703
Health Care Equipment & Supplies - 5.5%
Alcon, Inc. (Switzerland)	43,154	3,597,317
Align Technology, Inc.*	9,783	6,108,212
Boston Scientific Corp.*	52,679	2,272,045
Getinge AB - Class B (Sweden)	15,318	685,509
Heska Corp.*	7,616	1,702,404
IDEXX Laboratories, Inc.*	6,006	4,000,837
Intuitive Surgical, Inc.*	5,922	2,138,612
Medtronic plc	84,437	10,120,619
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)	256,000	436,053
		31,061,608
Health Care Providers & Services - 1.7%
Amedisys, Inc.*	12,542	2,123,862
Humana, Inc.	6,306	2,920,687
Jinxin Fertility Group Ltd. (China)*2	76,000	107,192
LHC Group, Inc.*	13,524	1,820,195
Quest Diagnostics, Inc.	471	69,134
UnitedHealth Group, Inc.	6,193	2,851,691
		9,892,761
Life Sciences Tools & Services - 0.8%
Thermo Fisher Scientific, Inc.	7,605	4,814,497

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals - 2.9%
Bristol-Myers Squibb Co.	3,795	$221,628
Dechra Pharmaceuticals plc (United Kingdom)	6,833	478,787
Johnson & Johnson	57,870	9,425,865
Merck & Co., Inc.	4,022	354,137
Novartis AG - ADR (Switzerland)	47,495	3,930,686
Zoetis, Inc.	9,920	2,144,704
		16,555,807
Total Health Care		79,246,376
Industrials - 7.0%
Aerospace & Defense - 0.1%
Airbus SE (France)*	1,758	225,520
General Dynamics Corp.	657	133,207
L3Harris Technologies, Inc.	513	118,267
Lockheed Martin Corp.	521	173,139
Northrop Grumman Corp.	380	135,743
		785,876
Air Freight & Logistics - 0.0%##
C.H. Robinson Worldwide, Inc.	497	48,204
Airlines - 0.9%
Controladora Vuela Cia de Aviacion S.A.B. de C.V. - ADR (Mexico)*	13,633	246,757
Ryanair Holdings plc - ADR (Ireland)*	43,191	4,902,611
		5,149,368
Building Products - 0.1%
A. O. Smith Corp.	633	46,253
Assa Abloy AB - Class B (Sweden)	9,529	279,606
Johnson Controls International plc	2,153	157,966
		483,825
Commercial Services & Supplies - 0.6%
Cleanaway Waste Management Ltd.
(Australia)	179,658	365,381
Copart, Inc.*	18,745	2,910,911
Republic Services, Inc.	888	119,525
Waste Management, Inc.	994	159,268
		3,555,085
Electrical Equipment - 0.1%
Eaton Corp. plc	974	160,476
Emerson Electric Co.	1,473	142,896
Hubbell, Inc.	214	42,665
		346,037
Industrial Conglomerates - 0.1%
3M Co.	1,045	186,721
Honeywell International, Inc.	1,160	253,599
		440,320
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery - 0.8%
Caterpillar, Inc.	1,004	$204,826
Cummins, Inc.	414	99,294
Illinois Tool Works, Inc.	663	151,078
Snap-on, Inc.	197	40,036
Westinghouse Air Brake Technologies Corp.	43,221	3,921,441
		4,416,675
Professional Services - 0.8%
Booz Allen Hamilton Holding Corp	536	46,557
Insperity, Inc.	37,411	4,676,375
		4,722,932
Road & Rail - 2.2%
Canadian National Railway Co. (Canada).	61,018	8,109,902
Norfolk Southern Corp	13,960	4,090,978
Union Pacific Corp	1,118	269,885
		12,470,765
Trading Companies & Distributors - 0.5%
Brenntag SE (Germany)	31,064	2,955,378
W. W. Grainger, Inc.	164	75,950
		3,031,328
Transportation Infrastructure - 0.8%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. - ADR (Mexico)*	24,765	1,198,379
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)*	19,400	117,325
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR (Mexico)	11,672	1,473,940
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR (Mexico)	7,911	1,595,253
		4,384,897
Total Industrials		39,835,312
Information Technology - 14.3%
Communications Equipment - 0.1%
Cisco Systems, Inc.	6,216	347,909
Motorola Solutions, Inc.	467	116,092
		464,001
Electronic Equipment, Instruments & Components - 0.5%
CDW Corp	13,269	2,476,659
Keyence Corp. (Japan)	300	181,084
Softwareone Holding AG (Germany)	14,631	339,028
		2,996,771
IT Services - 4.6%
Adyen N.V. (Netherlands)*2	114	343,973
Atos SE (France)	5,380	280,689
Automatic Data Processing, Inc.	849	190,592
Broadridge Financial Solutions, Inc.	378	67,439

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
International Business Machines Corp	1,566	$195,907
Keywords Studios plc (Ireland)	2,756	106,966
Mastercard, Inc. - Class A	27,001	9,059,376
PayPal Holdings, Inc.*	33,389	7,765,947
StoneCo Ltd. - Class A (Brazil)*	9,429	319,266
Switch, Inc. - Class A	15,277	386,203
TravelSky Technology Ltd. - Class H (China)	271,000	506,352
Visa, Inc. - Class A	32,485	6,879,348
		26,102,058
Semiconductors & Semiconductor Equipment - 1.3%
Analog Devices, Inc.	854	148,161
Intel Corp	5,579	273,371
NVIDIA Corp.	24,978	6,386,125
QUALCOMM, Inc.	1,893	251,845
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	3,866	439,564
		7,499,066
Software - 7.8%
Adobe, Inc.*	4,871	3,167,904
Microsoft Corp	49,067	16,271,599
Oracle Corp	4,195	402,468
Palo Alto Networks, Inc.*	7,915	4,029,447
salesforce.com, Inc.*	30,334	9,090,796
ServiceNow, Inc.*	16,617	11,594,678
		44,556,892
Technology Hardware, Storage & Peripherals - 0.0%##
NetApp, Inc.	779	69,565
Total Information Technology		81,688,353
Materials - 3.5%
Chemicals - 1.7%
Air Liquide S.A. - ADR (France)	106,806	3,569,456
Air Liquide S.A. (France)	3,322	554,634
CF Industries Holdings, Inc.	821	46,633
Eastman Chemical Co	467	48,582
FMC Corp	58,196	5,296,418
International Flavors & Fragrances, Inc	668	98,497
Linde plc (United Kingdom)	850	271,320
RPM International, Inc.	480	41,856
		9,927,396
Construction Materials - 1.0%
Martin Marietta Materials, Inc.	7,882	3,096,365
Vulcan Materials Co.	13,701	2,604,834
		5,701,199
Containers & Packaging - 0.7%
Graphic Packaging Holding Co.	206,645	4,118,435
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Containers & Packaging (continued)
Packaging Corp. of America	345	$47,393
		4,165,828
Metals & Mining - 0.1%
Newmont Corp.	1,889	102,006
Nucor Corp.	986	110,087
Reliance Steel & Aluminum Co.	254	37,124
Steel Dynamics, Inc.	822	54,318
		303,535
Total Materials		20,097,958
Real Estate - 4.5%
Equity Real Estate Investment Trusts (REITS) - 4.5%
Agree Realty Corp.	1,384	98,347
American Campus Communities, Inc.	4,030	216,492
American Homes 4 Rent - Class A	7,545	306,327
American Tower Corp.	17,802	5,019,630
Apple Hospitality REIT, Inc.	13,714	215,447
AvalonBay Communities, Inc.	908	214,905
Brandywine Realty Trust	8,539	113,142
Camden Property Trust	1,188	193,763
CareTrust REIT, Inc	4,296	89,142
Community Healthcare Trust, Inc.	3,549	169,784
Cousins Properties, Inc.	6,482	256,752
Digital Realty Trust, Inc.	1,908	301,101
Douglas Emmett, Inc.	3,055	99,837
Duke Realty Corp.	6,023	338,734
Equinix, Inc.	4,942	4,136,800
Equity LifeStyle Properties, Inc.	3,269	276,263
Essex Property Trust, Inc.	797	270,924
Extra Space Storage, Inc.	1,245	245,726
Flagship Communities REIT	7,356	146,899
Getty Realty Corp.	3,674	118,009
Healthcare Trust of America, Inc. - Class A	3,411	113,893
Healthpeak Properties, Inc.	3,048	108,234
Hibernia REIT plc (Ireland)	48,250	70,279
Innovative Industrial Properties, Inc.	615	161,800
Invitation Homes, Inc.	9,852	406,395
Kilroy Realty Corp.	2,396	161,442
Lamar Advertising Co. - Class A	742	83,994
Life Storage, Inc.	1,271	170,073
Mid-America Apartment Communities, Inc.	1,553	317,138
NexPoint Residential Trust, Inc.	1,640	116,117
Prologis, Inc.	7,421	1,075,748
Public Storage.	1,475	489,965
Realty Income Corp.	913	65,216
Rexford Industrial Realty, Inc.	4,371	293,731
SBA Communications Corp.	24,138	8,335,576

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Equity Real Estate Investment Trusts (REITS) (continued)
Sun Communities, Inc.	2,120	$415,478
Terreno Realty Corp.	1,783	130,391
UDR, Inc.	4,573	253,939
Ventas, Inc.	1,718	91,690
Welltower, Inc.	2,020	162,408
Total Real Estate		25,851,531
TOTAL COMMON STOCKS
(Identified Cost $357,196,501)		517,443,177

PREFERRED STOCKS - 0.2%

Information Technology - 0.1%
Software - 0.1%
Greenidge Generation Holdings, Inc., 8.50%, 10/31/2026	5,500	136,400
Synchronoss Technologies, Inc., 8.375%, 6/30/2026	11,200	270,816
		407,216
Materials - 0.1%
Metals & Mining - 0.1%
Ramaco Resources, Inc., 9.00%, 7/30/2026	22,200	592,740

TOTAL PREFERRED STOCKS		999,956
(Identified Cost $973,331)

CORPORATE BONDS - 3.6%

Non-Convertible Corporate Bonds- 3.6%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.2%
Lumen Technologies, Inc., 7.50%, 4/1/2024	240,000	263,400
Verizon Communications, Inc., 4.272%, 1/15/2036	690,000	807,139
		1,070,539
Interactive Media & Services - 0.2%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	990,000	1,079,753
Total Communication Services		2,150,292

Consumer Discretionary - 0.2%
Automobiles - 0.0%##
Ford Motor Co., 9.00%, 4/22/2025	230,000	276,575
Hotels, Restaurants & Leisure - 0.1%
Expedia Group, Inc., 3.25%, 2/15/2030.	270,000	277,685
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Internet & Direct Marketing Retail - 0.1%
Alibaba Group Holding Ltd. (China), 4.00%, 12/6/2037	460,000	$498,541
Total Consumer Discretionary		1,052,801

Energy - 0.8%
Energy Equipment & Services - 0.1%
Kent Global plc (United Kingdom), 10.00%, 6/28/2026	280,000	279,364
Tidewater, Inc., 8.50%, 11/16/2026	200,000	199,838
		479,202
Oil, Gas & Consumable Fuels - 0.7%
BP Capital Markets America, Inc., 3.06%, 6/17/2041	630,000	635,115
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025[2]	193,000	197,343
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	620,000	848,774
Energy Transfer LP, 6.50%, 2/1/2042	542,000	705,517
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038	414,000	583,222
Navigator Holdings Ltd., 8.00%, 9/10/2025[2]	150,000	156,750
PetroTal Corp. (Peru), 12.00%, 2/16/2024[2]	270,000	283,500
Ping Petroleum UK Ltd. (Bermuda), 12.00%, 7/29/2024[4]	285,000	282,150
The Williams Companies, Inc., 2.60%, 3/15/2031	500,000	501,277
		4,193,648
Total Energy		4,672,850

Financials - 0.8%
Banks - 0.4%
Bank of America Corp., 6.11%, 1/29/2037	290,000	391,826
Citigroup, Inc., 4.45%, 9/29/2027	375,000	420,656
JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.515%), 2.956%, 5/13/2031[5]	650,000	671,378
Lloyds Bank plc (United Kingdom) (3 mo. LIBOR US + 11.756%), 12.00%[2,5,6].	500,000	514,375
Popular, Inc. (Puerto Rico), 6.125%, 9/14/2023	260,000	277,606
		2,275,841
Capital Markets - 0.1%
Blackstone Secured Lending Fund, 2.75%, 9/16/2026	240,000	242,216

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Owl Rock Technology Finance Corp., 3.75%, 6/17/2026[2]	240,000	$250,541
		492,757
Consumer Finance - 0.2%
Navient Corp., 6.75%, 6/25/2025	510,000	561,291
Synergy One Lending, Inc., 5.50%, 10/14/2026	285,000	289,124
		850,415
Diversified Financial Services - 0.1%
Blackstone Private Credit Fund, 2.625%, 12/15/2026[2]	280,000	275,207
FS Energy & Power Fund, 7.50%, 8/15/2023[2]	540,000	561,600
		836,807
Mortgage Real Estate Investment Trusts (REITS) - 0.0%##
Arbor Realty Trust, Inc., 8.00%, 4/30/2023[2]	80,000	84,110
Total Financials		4,539,930

Health Care - 0.1%
Health Care Providers & Services - 0.1%
HCA, Inc., 4.125%, 6/15/2029	295,000	326,884
Industrials - 0.8%
Airlines - 0.2%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[2]	88,897	100,263
Southwest Airlines Co.
5.25%, 5/4/2025	16,000	17,940
5.125%, 6/15/2027	454,000	523,936
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.60%, 3/1/2026	43,687	44,615
United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.50%, 5/1/2028	510,598	504,287
		1,191,041
Commercial Services & Supplies - 0.1%
Airswift Global AS (United Kingdom) (3 mo. LIBOR US + 8.500%), 8.623%, 5/12/2025[2,7]	500,000	502,500
Industrial Conglomerates - 0.1%
General Electric Co., 6.875%, 1/10/2039	280,000	425,906
Marine - 0.1%
American Tanker, Inc. (Norway), 7.75%, 7/2/2025	275,000	281,669
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Marine (continued)
Seaspan Corp. (Hong Kong), 6.50%, 2/5/2024[2]	200,000	$211,000
		492,669
Road & Rail - 0.0%##
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[5]	210,000	239,200
Trading Companies & Distributors - 0.3%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	570,000	578,604
Air Lease Corp., 3.625%, 4/1/2027	230,000	245,506
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	230,000	242,684
Avolon Holdings Funding Ltd. (Ireland), 2.75%, 2/21/2028[2]	750,000	742,674
		1,809,468
Total Industrials		4,660,784

Materials - 0.2%
Metals & Mining - 0.2%
Copper Mountain Mining Corp. (Canada), 8.00%, 4/9/2026[2]	294,000	306,495
IAMGOLD Corp. (Burkina Faso), 5.75%, 10/15/2028[2]	80,000	78,600
Jervois Mining USA Ltd. (Australia), 12.50%, 7/20/2026[8]	400,000	423,752
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	250,000	253,090
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022[9,10]	220,000	22
Tacora Resources, Inc. (Canada), 8.25%, 5/15/2026[2]	270,000	270,675
Total Materials		1,332,634

Real Estate - 0.3%
Equity Real Estate Investment Trusts (REITS) - 0.3%
American Tower Corp., 3.80%, 8/15/2029	740,000	813,592
Crown Castle International Corp., 3.10%, 11/15/2029	582,000	608,697
IIP Operating Partnership LP, 5.50%, 5/25/2026	270,000	284,916
		1,707,205

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate (continued)
Real Estate Management & Development - 0.0%##
Forestar Group, Inc., 3.85%, 5/15/2026[2]	55,000	$54,999
Total Real Estate		1,762,204
TOTAL CORPORATE BONDS
(Identified Cost $20,378,532)		20,498,379

U.S. TREASURY SECURITIES - 3.7%

U.S. Treasury Bonds - 0.2%
U.S. Treasury Bond, 3.00%, 5/15/2047 (Identified Cost $1,446,377)	1,185,000	1,438,618
U.S. Treasury Notes - 3.5%
U.S. Treasury Note
2.375%, 5/15/2027	16,025,000	16,966,469
1.625%, 5/15/2031	2,700,000	2,720,250
Total U.S. Treasury Notes
(Identified Cost $20,048,229)		19,686,719
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $21,494,606)		21,125,337

ASSET-BACKED SECURITIES - 0.1%

Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	7,640	7,786
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01%, 2/15/2029[2]	19,000	19,229
Invitation Homes Trust
Series 2017-SFR2, Class A, (1 mo. LIBOR US + 0.850%), 0.936%, 12/17/2036[2,7]	2,082	2,079
Series 2017-SFR2, Class B, (1 mo. LIBOR US + 1.150%), 1.236%, 12/17/2036[2,7]	1,677	1,678
Navient Student Loan Trust, Series 2014-1, Class A3, (1 mo. LIBOR US + 0.510%), 0.599%, 6/25/2031[7]	13,802	13,624
Nelnet Student Loan Trust
Series 2012-3A, Class A, (1 mo. LIBOR US + 0.700%), 0.789%, 2/25/2045[2,7]	14,266	14,205
Series 2013-5A, Class A, (1 mo. LIBOR US + 0.630%), 0.719%, 1/25/2037[2,7]	14,079	14,116
Series 2015-2A, Class A2, (1 mo. LIBOR US + 0.600%), 0.689%, 9/25/2047[2,7]	28,634	28,579
Oxford Finance Funding LLC
Series 2019-1A, Class A2, 4.459%, 2/15/2027[2]	21,357	21,897
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Oxford Finance Funding LLC (continued)
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	16,000	$16,271
Progress Residential Trust, Series 2019-SFR2, Class A, 3.147%, 5/17/2036[2]	16,850	16,940
SMB Private Education Loan Trust, Series 2020-A, Class A2A, 2.23%, 9/15/2037[2]	21,971	22,380
SoFi Consumer Loan Program Trust, Series 2019-3, Class A, 2.90%, 5/25/2028[2]	15	15
SoFi Professional Loan Program Trust Series 2018-B, Class A2FX, 3.34%, 8/25/2047[2]	9,041	9,249
Series 2020-A, Class A2FX, 2.54%, 5/15/2046[2]	14,000	14,317
Towd Point Mortgage Trust Series 2016-5, Class A1, 2.50%, 10/25/2056[2,11]	5,238	5,293
Series 2017-1, Class A1, 2.75%, 10/25/2056[2,11]	5,158	5,223
Series 2019-HY1, Class A1, (1 mo. LIBOR US + 1.000%), 1.089%, 10/25/2048[2,7]	6,362	6,389
Tricon American Homes Series 2017-SFR2, Class A, 2.928%, 1/17/2036[2]	12,599	12,744
Series 2020-SFR1, Class A, 1.499%, 7/17/2038[2]	25,957	25,767
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $258,040)		257,781

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.0%##

CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,11]	986	997
Credit Suisse Mortgage Capital Trust Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,11]	2,527	2,530
Series 2014-IVR3, Class A1, 3.50%, 7/25/2044[2,11]	4,471	4,535
Fannie Mae-Aces, Series 2017-M15, Class A1, 2.959%, 9/25/2027[11]	14,538	15,303
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class A, 3.144%, 12/10/2036[2]	18,000	18,621
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO), 1.459%, 12/25/2021[11]	45,936	3
FREMF Mortgage Trust, Series 2014- K41, Class B, 3.833%, 11/25/2047[2,11]	21,000	22,408
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	11,448	11,681

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2021

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

GS Mortgage Securities Corp. Trust, Series 2019-70P, Class A, (1 mo. LIBOR US + 1.000%), 1.09%, 10/15/2036[2,7]	19,000	$18,964
JP Morgan Mortgage Trust
Series 2013-2, Class A2, 3.50%, 5/25/2043[2,11]	1,107	1,120
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,11]	3,538	3,590
Series 2017-2, Class A3, 3.50%, 5/25/2047[2,11]	8,066	8,162
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,11]	3,143	3,310
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,11]	4,463	4,675
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,11]	5,050	5,369
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,11]	4,469	4,524
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[11]	1,914	1,913
Series 2013-6, Class A2, 3.00%, 5/25/2043[11]	5,064	5,085
Series 2013-8, Class A1, 3.00%, 6/25/2043[11]	2,065	2,081
Series 2020-1, Class A4, 3.50%, 2/25/2050[2,11]	1,109	1,110
Starwood Retail Property Trust, Series 2014-STAR, Class A, (1 mo. LIBOR US + 1.470%), 1.560%, 11/15/2027[2,7]	15,954	9,732
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A,2.86%, 4/25/2041[2,11]	11,054	10,988
Waikiki Beach Hotel Trust, Series 2019-WBM, Class A, (1 mo. LIBOR US + 1.050%), 1.14%, 12/15/2033[2,7]	15,000	14,982
TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES
(Identified Cost $175,144)		171,683

MUNICIPAL BONDS - 0.0%##

New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Revenue Bond, 1.58%, 5/1/2024 (Identified Cost $127,247)	125,000	127,253
	SHARES/ PRINCIPAL AMOUNT	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES - 0.0%##

Mortgage-Backed Securities - 0.0%##
Fannie Mae
Pool #MA1834, UMBS, 4.50%, 2/1/2034	4,796	$5,262
Pool #AD0207, UMBS, 6.00%,10/1/2038	4,879	5,766
Pool #MA0258, UMBS, 4.50%, 12/1/2039	3,176	3,538
Pool #AL8674, 5.659%, 1/1/2049	12,360	13,787
Freddie Mac
Pool #C91762, 4.50%, 5/1/2034	3,443	3,778
Pool #C91771, 4.50%, 6/1/2034	2,837	3,114
Pool #C91780, 4.50%, 7/1/2034	4,381	4,809
TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $40,598)		40,054

SHORT-TERM INVESTMENT - 1.7%

Dreyfus Government Cash Management, Institutional Shares, 0.03%[12]
(Identified Cost $9,576,260)	9,576,260	9,576,260

TOTAL INVESTMENTS - 100.0%
(Identified Cost $410,220,259)		570,239,880
OTHER ASSETS, LESS LIABILITIES - 0.0%##		4,296
NET ASSETS - 100%		$570,244,176

The accompanying notes are an integral part of the financial statements

Investment Portfolio - October 31, 2021

ADR - American Depositary Receipt

Impt. - Improvement

IO - Interest only

LIBOR - London Interbank Offered Rate

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $7,460,475, which represented 1.3% of the Series’ Net Assets.

3Security has been valued using significant unobservable inputs.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on September 15, 2021 at an aggregate cost of $284,288. The value of the security at October 31, 2021 was $282,150, or less than 0.1% of the Series’ Net Assets.

5Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2021.

6Security is perpetual in nature and has no stated maturity date.

7Floating rate security. Rate shown is the rate in effect as of October 31, 2021.

8Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on August 4, 2021 and August 6, 2021 at an aggregate cost of $425,000. The value of the security at October 31, 2021 was $423,752, or 0.1% of the Series’ Net Assets.

9Issuer filed for bankruptcy and/or is in default of interest payments.

10Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The security was acquired on October 10, 2017 and on dates between May 8, 2020 and September 18, 2020 at an aggregate cost of $44,437. The value of the security at October 31, 2021 was $22, or less than 0.1% of the Series’ Net Assets.

11Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2021.

12Rate shown is the current yield as of October 31, 2021.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series
October 31, 2021

ASSETS:

Investments in securities, at value (identified cost $410,220,259) (Note 2)	$570,239,880
Foreign tax reclaims receivable	650,372
Interest receivable	496,944
Receivable for fund shares sold	133,262
Dividends receivable	131,092
Receivable for securities sold	70,630
Prepaid expenses	25,752

TOTAL ASSETS	571,747,932

LIABILITIES:

Foreign currency overdraft, at value (identified cost $1,107)	1,096
Accrued management fees (Note 3)	284,280
Accrued sub-transfer agent fees (Note 3)	153,229
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L) (Note 3)	144,241
Accrued fund accounting and administration fees (Note 3)	41,163
Accrued Chief Compliance Officer service fees (Note 3)	2,032
Payable for fund shares repurchased	463,239
Payable for securities purchased	292,841
Other payables and accrued expenses	121,635

TOTAL LIABILITIES	1,503,756

TOTAL NET ASSETS	$570,244,176

NET ASSETS CONSIST OF

Capital stock	$296,962
Additional paid-in-capital.	361,298,870
Total distributable earnings (loss)	208,648,344

TOTAL NET ASSETS	$570,244,176

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2021

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($291,698,498/19,968,351 shares)	$29.84
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($115,216,345/11,127,255 shares)	$11.74
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($23,526,751/2,401,619 shares)	$16.54
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($94,970,660/9,704,476 shares)	$12.60
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($1,984,657/135,565 shares)	$30.11

The accompanying notes are an integral part of the financial statements

Statement of Operations - Pro-Blend® Maximum Term Series
For the Year Ended October 31, 2021

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $194,920)	$5,126,202
Interest	922,759
Other Income	29,387

Total Investment Income	6,078,348

EXPENSES:

Management fees (Note 3)	3,136,674
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	776,639
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	605,933
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	263,796
Sub-transfer agent fees (Note 3)	414,154
Fund accounting and administration fees (Note 3)	126,970
Directors’ fees (Note 3)	60,553
Chief Compliance Officer service fees (Note 3)	6,096
Transfer agent fees	382,037
Custodian fees	42,978
Miscellaneous	258,038

Total Expenses	6,073,868
Less reduction of expenses (Note 3)	(42,379)

Net Expenses	6,031,489

NET INVESTMENT INCOME	46,859

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	55,673,019
Foreign currency and translation of other assets and liabilities	(3,576)

55,669,443
Net change in unrealized appreciation (depreciation) on-
Investments	96,115,718
Foreign currency and translation of other assets and liabilities	653

96,116,371

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	151,785,814

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$151,832,673

The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/20
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$46,859	$719,850
Net realized gain (loss) on investments and foreign currency	55,669,443	22,811,474
Net change in unrealized appreciation (depreciation) on investments and foreign currency	96,116,371	16,770,040

Net increase (decrease) from operations	151,832,673	40,301,364

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(9,526,092)	(11,447,811)
Class I.	(6,315,814)	(9,843,357)
Class R	(2,873,640)	(1,285,600)
Class L	(4,221,206)	(5,583,198)
Class W	(27,673)	(31,891)

Total distributions to shareholders	(22,964,425)	(28,191,857)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	9,742,445	41,899,413

Net increase (decrease) in net assets	138,610,693	54,008,920

NET ASSETS:

Beginning of year	431,633,483	377,624,563

End of year	$570,244,176	$431,633,483

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/1
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$22.70	$21.32	$20.59	$21.71	$18.71
Income from investment operations:
Net investment income[1]	0.02	0.05	0.14	0.08	0.09
Net realized and unrealized gain (loss) on investments	7.95	2.40 [2]	2.44	0.42	3.32
Total from investment operations	7.97	2.45	2.58	0.50	3.41
Less distributions to shareholders:
From net investment income	—	(0.03)	(0.08)	(0.06)	(0.04)
From net realized gain on investments	(0.83)	(1.04)	(1.77)	(1.56)	(0.37)
Total distributions to shareholders	(0.83)	(1.07)	(1.85)	(1.62)	(0.41)
Net asset value - End of year	$29.84	$22.70	$21.32	$20.59	$21.71
Net assets - End of year (000’s omitted)	$331,183	$261,094	$229,540	$248,691	$306,055
Total return[3]	35.82%	11.85% [2]	14.19%	2.24%	18.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%	1.10%	1.10	1.10%	1.10%
Net investment income	0.06%	0.25%	0.70	0.35%	0.45%
Series portfolio turnover	49%	88%	73	63%	85%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.00% [4]	N/A	0.01%	0.03%	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.37. Excluding the proceeds from the settlement, the total return would have been 11.70%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.38	$9.44	$10.22	$11.60	$10.19
Income from investment operations:
Net investment income[1]	0.03	0.05	0.09	0.07	0.08
Net realized and unrealized gain (loss) on investments	3.19	1.02 [2]	1.03	0.22	1.78
Total from investment operations	3.22	1.07	1.12	0.29	1.86
Less distributions to shareholders:
From net investment income	(0.03)	(0.09)	(0.13)	(0.11)	(0.08)
From net realized gain on investments	(0.83)	(1.04)	(1.77)	(1.56)	(0.37)
Total distributions to shareholders	(0.86)	(1.13)	(1.90)	(1.67)	(0.45)
Net asset value - End of year	$11.74	$9.38	$9.44	$10.22	$11.60
Net assets - End of year (000’s omitted)	$120,573	$71,034	$79,352	$94,093	$114,391
Total return[3]	36.17%	12.23% [2]	14.44%	2.44%	18.97%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.31%	0.51%	0.94%	0.60%	0.72%
Series portfolio turnover	49%	88%	73%	63%	85%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.04%	0.04%	0.05%	0.03%	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.01. Excluding the proceeds from the settlement, the total return would have been 12.11%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements

Financial Highlights - Pro-Blend® Maximum Term Series - Class R

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.93	$12.61	$12.98	$14.28	$12.48
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.00)[2]	0.06	0.01	0.03
Net realized and unrealized gain (loss) on investments	4.46	1.403	1.40	0.29	2.17
Total from investment operations	4.44	1.40	1.46	0.30	2.20
Less distributions to shareholders:
From net investment income	(0.00)[2]	(0.04)	(0.06)	(0.04)	(0.03)
From net realized gain on investments	(0.83)	(1.04)	(1.77)	(1.56)	(0.37)
Total distributions to shareholders	(0.83)	(1.08)	(1.83)	(1.60)	(0.40)
Net asset value - End of year	$16.54	$12.93	$12.61	$12.98	$14.28
Net assets - End of year (000’s omitted)	$54,899	$46,036	$13,767	$13,841	$17,404
Total return[4]	35.60%	11.69% [3]	13.84%	1.99%	18.21%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.29%	1.30%	1.34%	1.35%	1.35%
Net investment income (loss)	(0.12% )	(0.01% )	0.46%	0.11%	0.22%
Series portfolio turnover	49%	88%	73%	63%	85%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	0.00% [5]	0.03%	N/A

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.39. Excluding the proceeds from the settlement, the total return would have been 11.60%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class L*

	FOR THE YEAR ENDED
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.08	$10.08	$10.76	$12.13	$10.68
Income (loss) from investment operations:
Net investment loss[1]	(0.08)	(0.04)	0.00 [2]	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	3.43	1.09 [3]	1.12	0.24	1.86
Total from investment operations	3.35	1.05	1.12	0.19	1.83
Less distributions to shareholders:
From net investment income	—	(0.01)	(0.03)	—	(0.01)
From net realized gain on investments	(0.83)	(1.04)	(1.77)	(1.56)	(0.37)
Total distributions to shareholders	(0.83)	(1.05)	(1.80)	(1.56)	(0.38)
Net asset value - End of year	$12.60	$10.08	$10.08	$10.76	$12.13
Net assets - End of year (000’s omitted)	$62,765	$52,854	$54,415	$52,560	$56,040
Total return[4]	34.77%	11.09% [3]	13.40%	1.40%	17.78%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.82%	1.81%	1.82%	1.85%	1.85%
Net investment (loss)	(0.65% )	(0.46% )	(0.03% )	(0.40% )	(0.31% )
Series portfolio turnover	49%	88%	73%	63%	85%

*Effective March 1, 2019, Class R2 shares of the Series have been redesignated as Class L Shares.

**For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	0.01%	0.03%	N/A

1Calculated based on average shares outstanding during the years.

2Less than $0.01.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.08. Excluding the proceeds from the settlement, the total return would have been 10.87%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class W

	FOR THE YEAR ENDED
	10/31/21	10/31/20	FOR THE PERIOD 4/1/19[1] TO 10/31/19

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$22.84	$21.39	$20.12
Income from investment operations:
Net investment income[2]	0.29	0.27	0.12
Net realized and unrealized gain (loss) on investments	8.01	2.41 [3]	1.24
Total from investment operations	8.30	2.68	1.36
Less distributions to shareholders:
From net investment income	(0.20)	(0.19)	(0.09)
From net realized gain on investments	(0.83)	(1.04)	(0.00)[4]
Total distributions to shareholders	(1.03)	(1.23)	(0.09)
Net asset value - End of period	$30.11	$22.84	$21.39
Net assets - End of period (000’s omitted)	$825	$615	$551
Total return[5]	37.19%	12.97% [3]	6.79%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	[6]
Net investment income	1.06%	1.25%	1.04%	[6]
Series portfolio turnover	49%	88%	73%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.67%	0.66%	0.65%	[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.38. Excluding the proceeds from the settlement, the total return would have been 12.82%.

4Less than $(0.01).

5Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

6Annualized

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

1.	Organization

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Pro-Blend® Conservative Term Series - primary objective is preservation of capital; secondary objective is to provide income and long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Pro-Blend® Maximum Term Series - primary objective is long-term growth of capital.

Each Series is authorized to issue six classes of shares (Class S, I, R, L (formerly Class R2), W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2021, 6.3 billion shares have been designated in total among 15 series, of which 162.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 52.5 million have been designated in each of the Series as Class R common stock, 25 million have been designated in each of the Series as Class L (formerly Class R2) common stock, 100 million have been designated in each of the Series as Class W common stock and Class Z common stock. Class Z common stock is not currently offered for sale.

Reorganization of Target Income Series and Target 2015 Series into Pro-Blend® Conservative Term Series

On August 28, 2020, the shareholders of Target Income Series and Target 2015 Series approved the reorganization of Target Income Series and Target 2015 Series into Pro-Blend® Conservative Term Series, each a series of the Fund, pursuant to which Pro-Blend® Conservative Term Series acquired substantially all of the assets and assumed certain stated liabilities of Target Income Series and Target 2015 Series in exchange for an equal aggregate value of Pro-Blend® Conservative Term Series shares. For U.S. GAAP purposes, the transaction was treated as a merger. The merger took place after the close of business on September 25, 2020.

Each shareholder of Target Income Series’ and Target 2015 Series received shares of Pro-Blend® Conservative Term Series based on the class designation in the table below and an aggregate Net Asset Value of such shareholder’s Target Income Series and Target 2015 Series shares, as determined at the close of business on September 25, 2020.

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization of Target Income Series and Target 2015 Series into Pro-Blend® Conservative Term Series (continued)

The reorganization was accomplished by a tax-free exchange of shares of Pro-Blend® Conservative Term Series in the following amount and at the following conversion ratio:

Series	Series’ Share Class	Shares Prior to Reorganization	Conversion Ratio	Pro-Blend® Conservative Term Series’ Share Class	Shares of Pro-Blend® Conservative Term Series
Target Income	Class I	99,944	0.922993	Class I	92,247
Target Income	Class K	3,739,606	0.675857	Class S	2,527,439
Target Income	Class R	1,569,228	0.944552	Class R	1,482,217
Target 2015	Class I	2,065	0.340678	Class I	704
Target 2015	Class K	20,810	0.253416	Class S	5,273

Target Income Series’ and Target 2015 Series’ net assets and composition of net assets immediately prior to the reorganization, were as follows:

Series	Net Assets	Paid-in Capital	Accumulated Earnings/(Loss)
Target Income	$53,050,121	$52,900,260	$149,861
Target 2015	84,459	427,804	(343,345)

For financial reporting purposes, assets received and shares issued by Pro-Blend® Conservative Term Series were recorded at fair value; however, the cost basis of the investments received from Target Income Series and Target 2015 Series were carried forward to align ongoing reporting of Pro-Blend® Conservative Term Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Pro-Blend® Conservative Term Series immediately after the acquisition amounted to $866,427,919. Target Income Series’ and Target 2015 Series’ fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of Investments	Cost of Investments
Target Income	$43,170,958	$40,777,643
Target 2015	186,347	188,535

The purpose of these transactions was to combine series managed by the Advisor with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.

Assuming the acquisitions had been completed on November 1, 2019, the beginning of the annual reporting period of Pro-Blend® Conservative Term Series, the pro forma results of operations for the year ended October 31, 2020, are as follows:

•	Net investment income: $13,941,777

•	Net realized and change in unrealized gain/loss on investments: $49,483,570

•	Net increase in the net assets resulting from operations: $63,425,347

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Target Income Series and Target 2015 Series that have been included in Pro-Blend® Conservative Term Series’ Statement of Changes in Net Assets since September 25, 2020.

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization of Target Income Series and Target 2015 Series into Pro-Blend® Conservative Term Series (continued)

Reorganization costs incurred by Pro-Blend® Conservative Term Series in connection with the reorganization were expensed by the Advisor.

Reorganization of Target 2020 Series and Target 2025 Series into Pro-Blend® Moderate Term Series

On August 28, 2020, the shareholders of Target 2020 Series and Target 2025 Series approved the reorganization of Target 2020 Series and Target 2025 Series into Pro-Blend® Moderate Term Series, each a series of the Fund, pursuant to which Pro-Blend® Moderate Term Series acquired substantially all of the assets and assumed certain stated liabilities of Target 2020 Series and Target 2025 Series in exchange for an equal aggregate value of Pro-Blend® Moderate Term Series shares. For U.S. GAAP purposes, the transaction was treated as a merger. The merger took place after the close of business on September 25, 2020.

Each shareholder of Target 2020 Series and Target 2025 Series received shares of Pro-Blend® Moderate Term Series based on the class designation in the table below and an aggregate Net Asset Value of such shareholder’s Target 2020 Series and Target 2025 Series shares, as determined at the close of business on September 25, 2020.

The reorganization was accomplished by a tax-free exchange of shares of Pro-Blend® Moderate Term Series in the following amount and at the following conversion ratio:

Series	Series’ Share Class	Shares Prior to Reorganization	Conversion Ratio	Pro-Blend® Moderate Term Series’ Share Class	Shares of Pro-Blend® Moderate Term Series
Target 2020	Class I	701,580	0.906517	Class I	635,994
Target 2020	Class K	1,897,737	0.640102	Class S	1,214,746
Target 2020	Class R	993,072	0.827919	Class R	822,183
Target 2025	Class I	131,765	1.015282	Class I	133,779
Target 2025	Class K	2,498,924	0.722772	Class S	1,806,152
Target 2025	Class R	1,781,614	0.953928	Class R	1,699,532

Target 2020 Series’ and Target 2025 Series’ net assets and composition of net assets immediately prior to the reorganization, were as follows:

Series	Net Assets	Paid-in Capital	Accumulated Loss
Target 2020	$33,646,049	$34,023,092	$(377,043)
Target 2025	46,862,091	47,373,160	(511,069)

For financial reporting purposes, assets received and shares issued by Pro-Blend® Moderate Term Series were recorded at fair value; however, the cost basis of the investments received from Target 2020 Series and Target 2025 Series were carried forward to align ongoing reporting of Pro-Blend® Moderate Term Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Pro-Blend® Moderate Term Series immediately after the acquisition amounted to $486,547,461. Target 2020 Series’ and Target 2025 Series’ fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of Investments	Cost of Investments
Target 2020	$29,824,270	$30,201,005
Target 2025	37,890,709	38,401,894

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization of Target 2020 Series and Target 2025 Series into Pro-Blend® Moderate Term Series (continued)

The purpose of these transactions was to combine series managed by the Advisor with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.

Assuming the acquisitions had been completed on November 1, 2019, the beginning of the annual reporting period of Pro-Blend® Moderate Term Series, the pro forma results of operations for the year ended October 31, 2020, are as follows:

•	Net investment income: $5,746,651

•	Net realized and change in unrealized gain/loss on investments: $40,414,108

•	Net increase in the net assets resulting from operations: $46,160,759

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Target 2020 Series and Target 2025 Series that have been included in Pro-Blend® Moderate Term Series’ Statement of Changes in Net Assets since September 25, 2020.

Reorganization costs incurred by Pro-Blend® Moderate Term Series in connection with the reorganization were expensed by the Advisor.

Reorganization of Target 2030 Series, Target 2035 Series, and Target 2040 Series into Pro-Blend® Extended Term Series

On August 28, 2020, the shareholders of Target 2030 Series, Target 2035 Series, and Target 2040 Series approved the reorganization of Target 2030 Series, Target 2035 Series, and Target 2040 Series into Pro-Blend® Extended Term Series, each a series of the Fund, pursuant to which Pro-Blend® Extended Term Series acquired substantially all of the assets and assumed certain stated liabilities of Target 2030 Series, Target 2035 Series, and Target 2040 Series in exchange for an equal aggregate value of Pro-Blend® Extended Term Series shares. For U.S. GAAP purposes, the transaction was treated as a merger. The merger took place after the close of business on September 25, 2020.

Each shareholder of Target 2030 Series, Target 2035 Series, and Target 2040 Series received shares of Pro-Blend® Extended Term Series based on the class designation in the table below and an aggregate Net Asset Value of such shareholder’s Target 2030 Series, Target 2035 Series, and Target 2040 Series shares, as determined at the close of business on September 25, 2020.

The reorganization was accomplished by a tax-free exchange of shares of Pro-Blend® Extended Term Series in the following amount and at the following conversion ratio:

Series	Series’ Share Class	Shares Prior to Reorganization	Conversion Ratio	Pro-Blend® Extended Term Series’ Share Class	Shares of Pro-Blend® Extended Term Series
Target 2030	Class I	683,163	0.990673	Class I	676,791
Target 2030	Class K	2,958,407	0.472277	Class S	1,397,188
Target 2030	Class R	2,220,941	0.796221	Class R	1,768,360
Target 2035	Class I	42,171	1.171613	Class I	49,408
Target 2035	Class K	1,568,264	0.561874	Class S	881,166
Target 2035	Class R	1,490,889	0.963274	Class R	1,436,135
Target 2040	Class I	314,449	0.983793	Class I	309,353
Target 2040	Class K	1,437,549	0.469855	Class S	675,440
Target 2040	Class R	1,648,333	0.792265	Class R	1,305,916

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization of Target 2030 Series, Target 2035 Series, and Target 2040 Series into Pro-Blend® Extended Term Series (continued)

Target 2030 Series’, Target 2035 Series’, and Target 2040 Series’ net assets and composition of net assets immediately prior to the reorganization, were as follows:

Series	Net Assets	Paid-in Capital	Accumulated Loss
Target 2030	$53,310,876	$54,008,962	$(698,086)
Target 2035	33,714,875	34,122,259	(407,384)
Target 2040	30,701,845	31,151,529	(449,684)

For financial reporting purposes, assets received and shares issued by Pro-Blend® Extended Term Series were recorded at fair value; however, the cost basis of the investments received from Target 2030 Series, Target 2035 Series, and Target 2040 Series were carried forward to align ongoing reporting of Pro-Blend® Extended Term Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Pro-Blend® Extended Term Series immediately after the acquisition amounted to $656,855,289. Target 2030 Series’, Target 2035 Series’, and Target 2040 Series’ fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of Investments	Cost of Investments
Target 2030	$42,755,794	$43,453,020
Target 2035	25,718,784	26,125,677
Target 2040	29,310,617	29,759,926

The purpose of these transactions was to combine series managed by the Advisor with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.

Assuming the acquisitions had been completed on November 1, 2019, the beginning of the annual reporting period of Pro-Blend® Extended Term Series, the pro forma results of operations for the year ended October 31, 2020, are as follows:

•	Net investment income: $6,267,603

•	Net realized and change in unrealized gain/loss on investments: $68,079,074

•	Net increase in the net assets resulting from operations: $74,346,677

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Target 2030 Series, Target 2035 Series, and Target 2040 Series that have been included in Pro-Blend® Extended Term Series’ Statement of Changes in Net Assets since September 25, 2020.

Reorganization costs incurred by Pro-Blend® Extended Term Series in connection with the reorganization were expensed by the Advisor.

Reorganization of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series into Pro-Blend® Maximum Term Series

On August 28, 2020, the shareholders of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series approved the reorganization of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series into Pro-

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series into Pro-Blend® Maximum Term Series (continued)

Blend® Maximum Term Series, each a series of the Fund, pursuant to which Pro-Blend® Maximum Term Series acquired substantially all of the assets and assumed certain stated liabilities of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series in exchange for an equal aggregate value of Pro-Blend® Maximum Term Series shares. For U.S. GAAP purposes, the transaction was treated as a merger. The merger took place after the close of business on September 25, 2020.

Each shareholder of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series received shares of Pro-Blend® Maximum Term Series based on the class designation in the table below and an aggregate Net Asset Value of such shareholder’s Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series shares, as determined at the close of business on September 25, 2020.

The reorganization was accomplished by a tax-free exchange of shares of Pro-Blend® Maximum Term Series in the following amount and at the following conversion ratio:

Series	Series’ Share Class	Shares Prior to Reorganization	Conversion Ratio	Pro-Blend® Maximum Term Series’ Share Class	Shares of Pro-Blend® Maximum Term Series
Target 2045	Class I	51,328	1.218507	Class I	62,543
Target 2045	Class K	786,360	0.499557	Class S	392,832
Target 2045	Class R	1,032,586	0.864756	Class R	892,935
Target 2050	Class I	200,976	1.056067	Class I	212,244
Target 2050	Class K	1,107,340	0.430039	Class S	476,199
Target 2050	Class R	1,011,152	0.741395	Class R	749,663
Target 2055	Class I	56,739	1.148538	Class I	65,167
Target 2055	Class K	291,789	0.466648	Class S	136,163
Target 2055	Class R	532,659	0.803125	Class R	427,792
Target 2060	Class I	21,064	1.199727	Class I	25,271
Target 2060	Class K	402,528	0.494538	Class S	199,065
Target 2060	Class R	616,669	0.864139	Class R	532,888

Target 2045 Series’, Target 2050 Series’, Target 2055 Series’, and Target 2060 Series’ net assets and composition of net assets immediately prior to the reorganization, were as follows:

Series	Net Assets	Paid-in Capital	Accumulated Loss
Target 2045	$21,357,008	$21,593,195	$(236,187)
Target 2050	22,820,861	23,133,111	(312,250)
Target 2055	9,368,203	9,477,375	(109,172)
Target 2060	11,816,298	11,954,381	(138,083)

For financial reporting purposes, assets received and shares issued by Pro-Blend® Maximum Term Series were recorded at fair value; however, the cost basis of the investments received from of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series were carried forward to align ongoing reporting of Pro-Blend® Maximum Term Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series into Pro-Blend® Maximum Term Series (continued)

The aggregate net assets of Pro-Blend® Maximum Term Series immediately after the acquisition amounted to $449,307,143. Target 2045 Series’, Target 2050 Series’, Target 2055 Series’, and Target 2060 Series’ fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of Investments	Cost of Investments
Target 2045	$15,899,090	$16,135,031
Target 2050	21,773,659	22,085,901
Target 2055	7,591,679	7,700,773
Target 2060	9,631,452	9,769,531

The purpose of these transactions was to combine series managed by the Advisor with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.

Assuming the acquisitions had been completed on November 1, 2019, the beginning of the annual reporting period of Pro-Blend® Maximum Term Series, the pro forma results of operations for the year ended October 31, 2020, are as follows:

•	Net investment income: $1,383,227

•	Net realized and change in unrealized gain/loss on investments: $51,479,938

•	Net increase in the net assets resulting from operations: $52,863,165

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series that have been included in Pro-Blend® Maximum Term Series’ Statement of Changes in Net Assets since September 25, 2020.

Reorganization costs incurred by Pro-Blend® Maximum Term Series in connection with the reorganization were expensed by the Advisor.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2021 in valuing the Series’ assets or liabilities carried at fair value:

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$18,047,554	$18,047,554	$—	$—
Consumer Discretionary	15,238,798	14,505,585	733,213	—
Consumer Staples	17,723,307	15,375,105	2,348,202	—
Energy	6,274,501	6,127,439	—	147,062
Financials	11,374,471	11,374,471	—	—
Health Care	24,412,300	24,412,300	—	—
Industrials	16,976,637	16,976,637	—	—
Information Technology	23,871,192	23,871,192	—	—
Materials	11,541,953	11,541,953	—	—
Real Estate	15,779,090	15,698,873	80,217	—
Preferred securities:
Information Technology	770,598	770,598	—	—
Materials	213,840	213,840	—	—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	144,507,862	—	144,507,862	—
States and political subdivisions
(municipals)	7,126,420	—	7,126,420	—
Corporate debt:
Communication Services	12,290,763	—	12,290,763	—
Consumer Discretionary	6,079,069	—	6,079,069	—
Energy	25,478,289	—	25,478,289	—
Financials	19,578,674	—	19,578,674	—
Health Care	2,570,746	—	2,570,746	—
Industrials	22,268,518	—	22,268,518	—
Materials	3,433,020	—	3,433,020	—
Real Estate	11,850,524	—	11,850,524	—
Asset-backed securities	49,235,388	—	49,235,388	—
Commercial mortgage-backed
securities	44,572,256	—	44,572,256	—
Foreign government bonds	1,615,000	—	1,615,000	—
Short-Term Investment	13,257,604	13,257,604	—	—
Total assets	$526,088,374	$172,173,151	$353,768,161	$147,062

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$31,416,162	$30,711,179	$704,983	$—
Consumer Discretionary	26,605,410	23,934,231	2,671,179	—
Consumer Staples	22,512,679	16,027,906	6,484,773	—
Energy	10,883,550	10,557,050	—	326,500
Financials	15,641,870	13,608,294	2,033,576	—
Health Care	34,128,175	33,190,115	938,060	—
Industrials	14,114,031	13,376,029	738,002	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Information Technology	$31,770,570	$30,740,568	$1,030,002	$—
Materials	15,887,535	15,511,212	376,323	—
Real Estate	20,317,108	20,239,575	77,533	—
Preferred securities:
Information Technology	746,108	746,108	—	—
Materials	547,350	547,350	—	—
Debt securities:
U.S. Treasury and other U.S.Government agencies	116,173,496	—	116,173,496	—
States and political subdivisions (municipals)	5,989,368	—	5,989,368	—
Corporate debt:
Communication Services	9,906,592	—	9,906,592	—
Consumer Discretionary	4,686,479	—	4,686,479	—
Energy	18,306,603	—	18,306,603	—
Financials	15,207,241	—	15,207,241	—
Health Care	1,791,765	—	1,791,765	—
Industrials	16,881,950	—	16,881,950	—
Materials	2,878,970	—	2,878,970	—
Real Estate	9,458,416	—	9,458,416	—
Asset-backed securities	40,966,240	—	40,966,240	—
Commercial mortgage-backed securities	27,762,514	—	27,762,514	—
Foreign government bonds	1,293,317	—	1,293,317	—
Short-Term Investment	12,150,030	12,150,030	—	—
Total assets	$508,023,529	$221,339,647	$286,357,382	$326,500

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$58,100,885	$56,779,701	$1,321,184	$—
Consumer Discretionary	49,891,353	44,747,490	5,143,863	—
Consumer Staples	42,022,454	29,507,037	12,515,417	—
Energy	22,473,638	22,037,013	—	436,625
Financials	30,200,742	26,517,094	3,683,648	—
Health Care	65,001,870	63,299,827	1,702,043	—
Industrials	28,534,765	27,155,213	1,379,552	—
Information Technology	63,787,464	61,629,594	2,157,870	—
Materials	30,722,690	30,018,462	704,228	—
Real Estate	38,583,982	38,437,196	146,786	—
Preferred securities:
Information Technology	1,050,962	1,050,962	—	—
Materials	768,960	768,960	—	—
Debt securities:
U.S. Treasury and other U.S.Government agencies	118,426,678	—	118,426,678	—
States and political subdivisions (municipals)	4,972,109	—	4,972,109	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Corporate debt:
Communication Services	$10,238,977	$—	$10,238,977	$—
Consumer Discretionary	4,921,099	—	4,921,099	—
Energy	19,991,215	—	19,991,215	—
Financials	16,065,907	—	16,065,907	—
Health Care	1,659,904	—	1,659,904	—
Industrials	18,030,573	—	18,030,573	—
Materials	3,618,761	—	3,618,761	—
Real Estate	6,245,520	—	6,245,520	—
Asset-backed securities	41,559,580	—	41,559,580	—
Commercial mortgage-backed securities	30,350,423	—	30,350,423	—
Foreign government bonds	1,260,832	—	1,260,832	—
Mutual fund	4,227,724	4,227,724	—	—
Short-Term Investment	14,031,473	14,031,473	—	—
Total assets	$726,740,540	$420,207,746	$306,096,169	$436,625

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$60,371,242	$59,312,071	$1,059,171	$—
Consumer Discretionary	78,474,962	72,297,945	6,177,017	—
Consumer Staples	57,713,710	39,389,526	18,324,184	—
Energy	23,141,752	22,988,689	—	153,063
Financials	51,021,981	44,663,481	6,358,500	—
Health Care	79,246,376	77,538,835	1,707,541	—
Industrials	39,835,312	36,009,427	3,825,885	—
Information Technology	81,688,353	79,930,261	1,758,092	—
Materials	20,097,958	19,543,324	554,634	—
Real Estate	25,851,531	25,781,252	70,279	—
Preferred securities:
Information Technology	407,216	407,216	—	—
Materials	592,740	592,740	—	—
Debt securities:
U.S. Treasury and other U.S.Government agencies	21,165,391	—	21,165,391	—
States and political subdivisions (municipals)	127,253	—	127,253	—
Corporate debt:
Communication Services	2,150,292	—	2,150,292	—
Consumer Discretionary	1,052,801	—	1,052,801	—
Energy	4,672,850	—	4,672,850	—
Financials	4,539,930	—	4,539,930	—
Health Care	326,884	—	326,884	—
Industrials	4,660,784	—	4,660,784	—
Materials	1,332,634	—	1,332,634	—
Real Estate	1,762,204	—	1,762,204	—
Asset-backed securities	257,781	—	257,781	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Commercial mortgage-backed securities	$171,683	$—	$171,683	$—
Short-Term Investment	9,576,260	9,576,260	—	—
Total assets	$570,239,880	$488,031,027	$82,055,790	$153,063

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

Other Market and Credit Risk

Certain debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. In July 2017, the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, suggesting that LIBOR may cease to be published after that time. Regulators and financial industry groups have begun planning for a transition to the use of a different benchmark, but there are obstacles and a lack of global consensus, and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Series’ performance or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When a Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When a Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When a Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

Each Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by a Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. The counterparty for the Series’ written options contracts outstanding during the year ended October 31, 2021 is Pershing LLC, a BNY Mellon Company. No such investments were held by the Series on October 31, 2021.

Asset-Backed Securities

Each Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Series may subsequently have to reinvest the proceeds at lower interest rates. If a Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

Each Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle a Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Mortgage-Backed Securities (continued)

payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining their net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with their ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the Series on October 31, 2021.

Interest Only Securities

The Series may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Series may not fully recoup its initial investment in IOs.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2021, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2018 through October 31, 2021. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% for Pro-Blend® Conservative Term Series and 0.60% for Pro- Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S, Class I, Class R and Class L shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT
Pro-Blend® Conservative Term Series Class S, I, R and L	0.65%
Pro-Blend® Conservative Term Series Class Z	0.50%
Pro-Blend® Conservative Term Series Class W	0.10%
Pro-Blend® Moderate Term Series Class S, I, R and L	0.85%
Pro-Blend® Moderate Term Series Class Z	0.70%
Pro-Blend® Moderate Term Series Class W	0.10%
Pro-Blend® Extended Term Series Class S, I, R and L	0.85%
Pro-Blend® Extended Term Series Class Z	0.70%
Pro-Blend® Extended Term Series Class W	0.10%
Pro-Blend® Maximum Term Series Class S, I, R and L	0.85%
Pro-Blend® Maximum Term Series Class Z	0.70%
Pro-Blend® Maximum Term Series Class W	0.10%

The contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived the following management fees for Class W shares for the year ended October 31, 2021. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed the

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

following expenses for Class S, Class I, Class R, Class L and Class W shares for the year ended October 31, 2021. These amounts are included as a reduction of expenses on the Statement of Operations:

	CLASS W	WAIVED
SERIES/CLASS	MANAGEMENT	OPERATING
	FEE WAIVER	EXPENSES
Pro-Blend® Conservative Term Series	$ 7,725	$ 473
Pro-Blend® Moderate Term Series	1,522	70
Pro-Blend® Extended Term Series	42	1
Pro-Blend® Maximum Term Series	4,549	37,830

For the year ended October 31, 2021, the Advisor did not recoup any expenses from Pro-Blend® Conservative Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series that have been previously waived or reimbursed.

For the year ended October 31, 2021, the Advisor recouped the following waivers and/or reimbursements previously recorded by Pro-Blend® Moderate Term Series:

SERIES/CLASS	RECOUPED AMOUNT
Pro-Blend® Moderate Term Series
Class R	$2,857

As of October 31, 2021, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

SERIES/CLASS	EXPIRING OCTOBER 31,
	2022	2023	2024	Total
Pro-Blend® Conservative Term Series
Class W	$—	$—	$473	$473
Pro-Blend® Moderate Term Series
Class I	$21,271	$10,501	$—	$31,772
Class W	1	88	70	159
Pro-Blend® Extended Term Series
Class W	$1	$1	$1	$3
Pro-Blend® Maximum Term Series
Class S	$—	$—	$2,390	$2,390
Class I	24,055	27,075	34,927	86,057
Class W	16	351	513	880

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class L (formerly Class R2), Class R and Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares, 1.00% of average daily net assets attributable to Class L shares (formerly Class R2) and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and service fees on the Class I, Class W, and Class Z shares of each Series. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated February 13, 2020, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2021, purchases and sales of securities, including paydowns and other than short-term securities, were as follows:

SERIES	PURCHASES		SALES
	OTHER ISSUERS	GOVERNMENT	OTHER ISSUERS	GOVERNMENT
Pro-Blend® Conservative Term Series	$166,273,894	$198,655,921	$220,160,798	$152,714,313
Pro-Blend® Moderate Term Series	176,057,009	182,862,515	228,883,078	152,005,246
Pro-Blend® Extended Term Series	271,202,310	177,137,463	318,281,865	156,560,911
Pro-Blend® Maximum Term Series	185,378,897	64,779,612	209,129,204	54,767,033

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class R, Class L, and Class W shares were:

PRO-BLEND® CONSERVATIVE TERM SERIES
CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,627,284	$37,719,035	12,298,072	$173,860,492
Shares issued in reorganization[1]	—	—	2,532,712	36,926,877
Reinvested	1,884,355	26,248,318	1,767,237	24,595,985
Repurchased	(4,881,589)	(70,589,555)	(39,070,434)	(568,343,275)
Total	(369,950)	$(6,622,202)	(22,472,413)	$(332,959,921)

PRO-BLEND® CONSERVATIVE TERM SERIES
CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,359,581	$34,575,239	3,300,754	$34,554,453
Shares issued in reorganization[1]	—	—	92,951	1,000,154
Reinvested	1,325,920	13,111,952	1,041,590	10,691,803
Repurchased	(2,844,926)	(29,211,438)	(14,612,599)	(151,140,703)
Total	1,840,575	$18,475,753	(10,177,304)	$(104,894,293)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® CONSERVATIVE TERM SERIES
CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	415,855	$4,011,558	359,125	$3,716,453
Shares issued in reorganization[1]	—	—	1,482,217	15,207,549
Reinvested	315,745	2,959,418	50,234	493,417
Repurchased	(544,356)	(5,382,646)	(545,582)	(5,574,834)
Total	187,244	$1,588,330	1,345,994	$13,842,585

PRO-BLEND® CONSERVATIVE TERM SERIES
CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
(FORMERLY CLASS R2)	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,434,206	$14,025,591	1,184,359	$11,726,742
Reinvested	1,240,526	11,631,401	447,586	4,397,960
Repurchased	(1,522,064)	(14,841,387)	(1,693,217)	(16,734,018)
Total	1,152,668	$10,815,605	(61,272)	$(609,316)

PRO-BLEND® CONSERVATIVE TERM SERIES
CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	69	$1,000	13,294	$189,177
Reinvested	13,353	186,001	5,999	83,642
Repurchased	(69)	(1,011)	(7,530)	(100,074)
Total	13,353	$185,990	11,763	$172,745

PRO-BLEND® MODERATE TERM SERIES CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,614,853	$24,843,390	3,089,925	$43,836,618
Shares issued in reorganization[1]	—	—	3,020,898	44,346,890
Reinvested	983,292	14,474,295	596,049	8,154,787
Repurchased	(3,493,124)	(53,428,645)	(3,279,163)	(46,150,733)
Total	(894,979)	$(14,110,960)	3,427,709	$50,187,562

PRO-BLEND® MODERATE TERM SERIES CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,881,402	$30,823,306	2,832,509	$28,808,602
Shares issued in reorganization[1]	—	—	769,773	8,044,128
Reinvested	913,805	9,338,161	736,751	7,178,802
Repurchased	(2,684,479)	(28,907,712)	(4,907,808)	(48,669,185)
Total	1,110,728	$11,253,755	(568,775)	$(4,637,653)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MODERATE TERM SERIES CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	278,611	$3,178,088	157,609	$1,700,621
Shares issued in reorganization[1]	—	—	2,521,715	28,117,122
Reinvested	236,868	2,593,900	40,689	423,388
Repurchased	(1,100,118)	(12,496,099)	(459,556)	(5,058,325)
Total	(584,639)	$(6,724,111)	2,260,457	$25,182,806

PRO-BLEND® MODERATE TERM SERIES CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
(FORMERLY CLASS R2)	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	849,296	$9,244,287	741,062	$7,587,028
Reinvested	747,653	7,775,591	524,246	5,199,415
Repurchased	(968,169)	(10,495,927)	(1,306,624)	(13,261,633)
Total	628,780	$6,523,951	(41,316)	$(475,190)

PRO-BLEND® MODERATE TERM SERIES CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	9,894	$140,015
Reinvested	1,004	14,788	711	9,708
Repurchased	(3,574)	(54,898)	(2,607)	(36,771)
Total	(2,570)	$(40,110)	7,998	$112,952

PRO-BLEND® EXTENDED TERM SERIES CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,698,587	$35,117,336	2,144,012	$39,981,199
Shares issued in reorganization[1]	—	—	2,953,794	57,067,186
Reinvested	1,102,635	21,558,365	644,115	11,463,553
Repurchased	(3,547,645)	(73,183,913)	(3,548,426)	(64,915,278)
Total	(746,423)	$(16,508,212)	2,193,495	$43,596,660

PRO-BLEND® EXTENDED TERM SERIES CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,349,025	$41,043,605	7,562,665	$65,944,754
Shares issued in reorganization[1]	—	—	1,035,552	9,692,770
Reinvested	2,279,040	20,094,037	1,210,746	10,477,274
Repurchased	(3,093,907)	(29,381,299)	(6,557,557)	(58,029,737)
Total	3,534,158	$31,756,343	3,251,406	$28,085,061

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® EXTENDED TERM SERIES CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	469,896	$5,443,969	194,146	$2,208,470
Shares issued in reorganization[1]	—	—	4,510,411	50,967,640
Reinvested	538,530	5,866,204	41,833	436,591
Repurchased	(1,080,093)	(12,492,188)	(605,659)	(6,952,937)
Total	(71,667)	$(1,182,015)	4,140,731	$46,659,764

PRO-BLEND® EXTENDED TERM SERIES CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
(FORMERLY CLASS R2)	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	764,366	$8,035,158	689,216	$6,798,861
Reinvested	1,205,350	11,896,801	758,441	7,245,993
Repurchased	(1,400,735)	(14,706,694)	(1,708,580)	(16,467,314)
Total	568,981	$5,225,265	(260,923)	$(2,422,460)

PRO-BLEND® EXTENDED TERM SERIES CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	—	$—
Reinvested	23	451	16	279
Repurchased	—	—	—	—
Total	23	$451	16	$279

PRO-BLEND® MAXIMUM TERM SERIES CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,488,799	$40,540,589	1,146,846	$24,659,490
Shares issued in reorganization[1]	—	—	1,204,259	27,734,072
Reinvested	376,615	9,396,547	528,558	11,258,420
Repurchased	(2,270,873)	(61,653,091)	(2,145,384)	(46,108,609)
Total	(405,459)	$(11,715,955)	734,279	$17,543,373

PRO-BLEND® MAXIMUM TERM SERIES CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,264,238	$46,366,727	3,240,453	$28,793,291
Shares issued in reorganization[1]	—	—	365,225	3,473,295
Reinvested	603,579	5,928,030	1,080,109	9,517,742
Repurchased	(2,170,749)	(23,530,321)	(5,512,744)	(48,230,214)
Total	2,697,068	$28,764,436	(826,957)	$(6,445,886)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MAXIMUM TERM SERIES CLASS R	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	334,577	$5,077,441	359,286	$4,509,309
Shares issued in reorganization[1]	—	—	2,603,278	34,155,003
Reinvested	207,381	2,872,226	105,321	1,280,754
Repurchased	(783,133)	(11,803,883)	(598,150)	(7,800,737)
Total	(241,175)	$(3,854,216)	2,469,735	$32,144,329

PRO-BLEND® MAXIMUM TERM SERIES CLASS L	FOR THE YEAR ENDED		FOR THE YEAR ENDED
(FORMERLY CLASS R2)	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	462,749	$5,341,385	816,309	$7,560,757
Reinvested	396,362	4,201,438	585,155	5,570,673
Repurchased	(1,125,123)	(13,004,456)	(1,554,323)	(14,498,868)
Total	(266,012)	$(3,461,633)	(152,859)	$(1,367,438)

PRO-BLEND® MAXIMUM TERM SERIES CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2	$48	—	$86
Reinvested	1,094	27,673	1,494	31,891
Repurchased	(643)	(17,908)	(345)	(6,942)
Total	453	$9,813	1,149	$25,035

1See Note 1 regarding the reorganization.

At October 31, 2021, the Advisor and its affiliates owned less than 0.1% of each Series. Investment activities of these shareholders may have a material effect on the respective Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2022 unless extended or renewed. During the year ended October 31, 2021, none of the Series borrowed under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter

Notes to Financial Statements (continued)

7.	Financial Instruments and Loan Assignments (continued)

derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms.

The Series may invest in a loan assignment of all or a portion of the loans. A Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. At October 31, 2021, none of the Series held any loan assignments.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies (PFICs), the use of equalization and investments in real estate investment trusts. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2021, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $2,399,037 and decrease Total Distributable Earnings (Loss) by $2,399,037 for Pro-Blend® Conservative Term Series, increase Additional Paid in Capital by $2,700,748 and decrease Total Distributable Earnings (Loss) by $2,700,748 for Pro-Blend® Moderate Term Series, increase Additional Paid in Capital by $3,175,977 and decrease Total Distributable Earnings (Loss) by $3,175,977 for Pro-Blend® Extended Term Series and increase Additional Paid in Capital by $4,131,799 and decrease Total Distributable Earnings (Loss) by $4,131,799 for Pro-Blend® Maximum Term Series. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES		PRO-BLEND® MODERATE TERM SERIES
	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/20	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/20
Ordinary income	$39,150,066	$20,618,333	$16,739,550	$5,376,172
Long-term capital gains	16,449,912	20,242,314	18,135,725	15,869,191

	PRO-BLEND® EXTENDED TERM SERIES		PRO-BLEND® MAXIMUM TERM SERIES
	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/20	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/20
Ordinary income	$26,352,090	$9,888,111	$1,754,535	$3,437,108
Long-term capital gains	34,316,212	20,152,027	21,209,890	24,754,749

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

At October 31, 2021, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES	PRO-BLEND® MAXIMUM TERM SERIES
Cost for federal income tax purposes	$487,668,447	$455,663,590	$624,423,602	$411,893,535
Unrealized appreciation	45,861,819	60,127,767	113,673,368	164,915,294
Unrealized depreciation	(7,441,892)	(7,767,828)	(11,356,430)	(6,568,949)
Net unrealized appreciation	$38,419,927	$52,359,939	$102,316,938	$158,346,345
Undistributed ordinary income	$14,722,269	$21,163,407	$34,261,720	$25,085,057
Undistributed long-term capital gains	$15,212,515	$16,455,906	$19,205,037	$25,202,190
Capital loss carryforwards	$(339,734)	—	—	—

At October 31, 2021, Pro-Blend® Conservative Term Series had net short-term capital loss carryforwards of $ 20,936 and long-term capital loss carryforwards of $ 318,798, respectively, available, to the extent allowed by the Internal Revenue Code, to offset future net capital gain, if any, which may be carried forward indefinitely.

For the year ended October 31, 2021, the capital loss carryover utilized by Pro-Blend® Conservative Term Series was $752.

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (four of the series constituting Manning & Napier Fund, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

New York, New York

December 15, 2021

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$3,940,303
Pro-Blend® Moderate Term Series	1,938,857
Pro-Blend® Extended Term Series	3,419,018
Pro-Blend® Maximum Term Series	1,581,937

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	7.17%
Pro-Blend® Moderate Term Series	6.43%
Pro-Blend® Extended Term Series	7.14%
Pro-Blend® Maximum Term Series	89.43%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2021 as follows:

Series
Pro-Blend® Conservative Term Series	$17,277,748
Pro-Blend® Moderate Term Series	18,519,167
Pro-Blend® Extended Term Series	21,374,989
Pro-Blend® Maximum Term Series	28,640,978

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates
Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Ashley Companies since 1997

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments).
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Margaret McLaughlin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Consultant since 2020 – Bates Group (consultants); Consultant (2019-2020) – Madison Dearborn Partners (private equity); General Counsel/CCO (2011-2019) – Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	N/A

Name:	Russell O. Vernon
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (University) since 2005; Hudson Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.

Name:	Samantha Larew
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance
Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates

Name:	Scott Morabito
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.

Name:	Sarah Turner
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

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Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNPRO-10/21-AR

www.manning-napier.com

Manning & Napier Fund, Inc.

Rainier International Discovery Series

Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.

Additionally, If you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.

Independent Perspective l Real-World Solutions

A Note from Our CEO

Dear Shareholder,

The obstacles were many, but this year, in so many ways, is a story of triumphant resilience only serving to spotlight just how much more there is to do.

Over the past eighteen months, we’ve endured a recession, a bear market, and a pandemic. Our collective perseverance is now paying off.

We are today experiencing a remarkable economic boom, a historic market rally, and continued medical innovation, all of which have turned a challenging period into one of optimism and hope.

At the same time, political and societal polarization are heightened, social justice concerns have justifiably come to the fore, and the precarious state of our environment presents almost unimaginable challenges for government, business, and finance.

This certainly is a moment of great consequence.

The kind of moment that questions all the rules. Economic rules in how we add value for each other, as well as for ourselves. Social rules in how we interact with each other. Environmental rules that can balance the current needs of emerging economies with the requirements for everyone in the future. Workplace rules in how we get the job done.

Our lives are being redefined, and our society, planet, workplaces, and industry must confront the challenges of the upcoming decade.

Markets reflect us. They mirror our collective thoughts, feelings, expectations, and beliefs – these new life rules.

As we go through this period of change, it will be uncertain and uncomfortable. For those unaccustomed to change, for those reliant on ‘set it and forget it’, these may seem like daunting questions, but there is a better way.

Success in an era of change demands flexibility, adaptability, and a roll-up-your-sleeves willingness to do the work.

For over 50 years, independent thinking and tireless work have underpinned every decision we’ve made on behalf of our investors. We invest for the long-term, we do not speculate. We make active decisions, and we invest with discipline, patience, and confidence. This is the only way we know, to remain true to our values and our fiduciary duty to you, the investors in our mutual funds.

You demand more. At Manning & Napier, we demand more of ourselves. Upon reflection of the year, we’re proud to have continued to deliver more.

We wish you safety and good health, and we appreciate your confidence in our firm and our approach.

Sincerely, Marc Mayer Chief Executive Officer

Corporate Headquarters | 290 Woodcliff Drive | Fairport, NY 14450 | (585) 325-6880 phone | (800) 551-0224 toll free | www.manning-napier.com

1

Rainier International Discovery Series

Fund Commentary
(unaudited)

Investment Objective

To seek long-term capital appreciation. The Series invests primarily in equity securities of foreign developed and emerging market companies that are small- to mid-sized at the time of purchase.

Performance Commentary

Broad international equity markets posted positive returns for the twelve-month period ending October 31, 2021, including small- and mid-cap stocks (on which the Series is focused) which outperformed their large cap counterparts. In a reversal from the prior year, value stocks outpaced growth stocks. On a regional basis, developed markets notably outperformed emerging markets.

The Rainier International Discovery Series Class S shares delivered significant positive returns and marginally trailed the MSCI ACWI ex USA Small Cap Index, returning 38.1% and 38.8% respectively.

Security selection broadly contributed positively to returns, while sector allocations detracted. Regional and country allocations, however, were positive. An overweight allocation to the Industrials sector was a positive, as well as selection within the Consumer Discretionary and Health Care sectors. Selection within Industrials and Financials, however, detracted from relative returns. Top individual contributors to performance during the period included MIPS (a Swedish company specializing in protective helmet technology), TFI International (a Canadian transport and logistics company), and Li Ning Company (a Chinese sportswear retailer).

Detractors from performance included Peptidream (a Japanese biopharma company specializing in non-standard peptide therapeutics) and flatexDEGIRO (a European online brokerage company based out of Germany). Peptidream was removed from the portfolio, and flatexDEGIRO remains.

The Series continues to maintain exposure to several important trends that we think will be crucial to global economic development moving forward, including automation, global digitization, remote connectivity, software as a service, healthcare innovation, and renewable energy. The portfolio remains underweight to emerging markets as greater macro risks continue to loom over many of those economies relative to the developed world, yet we continue to find attractive investment opportunities in innovative companies there on an individual basis.

Rainier’s international small-cap investment process and approach, as always, has been steady and disciplined throughout the year. The team is currently focused on positioning the Series through investment primarily in what they believe are strong, essential, and innovative businesses that have the potential to continue to lead the global economy for years to come. This is consistent with the team’s long-term philosophy over the past nine years of investing in companies with strong market positions, innovative leadership, and ability to deliver financial results to shareholders.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Commentary prepared using data provided by FactSet. Analysis Manning & Napier. Commentary presented is relative to the ACWIxUS Small Cap Index. Additional information and associated disclosures can be found on the Performance Update page of this report.

The data presented is for informational purposes only. It is not to be considered a specific stock recommendation.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Funds whose investments are concentrated in foreign and emerging market countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets. Additionally, the Series is subject to portfolio turnover risk as it may buy and sell investments frequently, which may result in higher expenses and an increase in realized capital gains and potential tax implications for shareholders.

2

Rainier International Discovery Series

Performance Update as of October 31, 2021
(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2021
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Rainier International Discovery Series - Class S3,4	38.06%	17.42%	14.93%
Rainier International Discovery Series - Class I3,4	38.41%	17.72%	15.22%
Rainier International Discovery Series - Class W3,5	39.91%	18.37%	15.55%
Rainier International Discovery Series - Class Z3,4	38.61%	17.86%	15.29%
MSCI ACWI ex USA Small Cap Index[6]	38.83%	11.21%	6.38%

The following graph compares the value of a $1,000,000 investment in the Rainier International Discovery Series - Class I from its inception2 (March 28, 2012) to present (October 31, 2021) to the MSCI ACWI ex USA Small Cap Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the MSCI ACWI ex USA Small Cap Index are calculated from March 28, 2012, the Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2021, this net expense ratio was 1.40% for Class S, 1.13% for Class I, 0.10% for Class W and 1.00% for Class Z. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.40% for Class S, 1.13% for Class I, 1.03% for Class W and 1.03% for Class Z for the year ended October 31, 2021.

4The Rainier International Discovery Fund (Predecessor Fund), which was managed by Rainier Investment Management, LLC, was reorganized into the Manning & Napier Fund, Inc. Rainier International Discovery Series on August 21, 2017. For periods prior to August 21, 2017, performance for the Class I and Z Shares is based on the historical performance of the Predecessor Fund’s Institutional Shares, and will differ to the extent that the Predecessor Fund’s Institutional Shares had a higher expense ratio. For periods between November 30, 2012 and August 21, 2017, performance for Class S is based on the historical performance of the Predecessor Fund’s Class A Shares; performance prior to November 30, 2012 is based on the historical performance of the Predecessor Fund’s Institutional Shares and adjusted for the Predecessor Fund’s Class A Shares expenses. If the sales charges were reflected or if performance had been adjusted to reflect the Class S Shares’ expenses, the performance would have been different depending on total expenses incurred by the Predecessor Fund.

5For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class I shares. Because the Class W shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

3

Rainier International Discovery Series

Performance Update as of October 31, 2021
(unaudited)

6The MSCI ACWI ex USA Small Cap Index is designed to measure a small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 27 Emerging Markets countries. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. Index data referenced herein is the property of MSCI, its affiliates ("MSCI") and/or its third party suppliers and has been licensed for use by Manning & Napier. MSCI and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

4

Rainier International Discovery Series

Shareholder Expense Example
(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2021 to October 31, 2021).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 5/1/21	ENDING ACCOUNT VALUE 10/31/21	EXPENSES PAID DURING PERIOD* 5/1/21 - 10/31/21	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,065.60	$7.29	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Class I
Actual	$1,000.00	$1,067.20	$5.94	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%
Class W
Actual	$1,000.00	$1,073.10	$0.52	0.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.70	$0.51	0.10%
Class Z
Actual	$1,000.00	$1,067.90	$5.21	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived or reimbursed during the period.

5

Rainier International Discovery Series

Portfolio Composition as of October 31, 2021
(unaudited)

Country Allocation[1,2]
1As a percentage of net assets. [2]Allocations are based on country of risk. [3]Miscellaneous Ireland 0.5% Luxembourg 0.6% Mexico 0.5%

Sector Allocation[4]
4As a percentage of net assets.

6

Rainier International Discovery Series

Investment Portfolio - October 31, 2021

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 96.5%

Communication Services - 2.3%
Diversified Telecommunication Services - 0.8%
Internet Initiative Japan, Inc. (Japan)	188,400	$6,591,797
Media - 1.5%
Future plc (United Kingdom)	253,095	12,210,121
TotalCommunicationServices		18,801,918
Consumer Discretionary - 11.7%
Auto Components - 0.6%
Linamar Corp. (Canada)	99,176	5,454,840
Hotels, Restaurants & Leisure - 1.9%
Domino's Pizza Enterprises Ltd.
(Australia)	54,171	5,556,759
The Indian Hotels Co. Ltd. (India)	3,715,809	9,802,027
		15,358,786
Household Durables - 1.5%
Countryside Properties plc (United Kingdom)*1	887,933	5,715,750
Dixon Technologies India Ltd. (India)[1]	103,760	6,930,262
		12,646,012
Internet & Direct Marketing Retail - 0.4%
BHG Group AB (Sweden)*	269,633	3,109,096
Leisure Products - 3.0%
KMC Kuei Meng International, Inc.
(Taiwan)	679,000	4,947,126
MIPS AB (Sweden)[1]	165,729	20,011,758
		24,958,884
Multiline Retail - 0.4%
B&M European Value Retail S.A. (United Kingdom)	385,326	3,338,357
Specialty Retail - 2.4%
Musti Group OYJ (Finland)	161,063	6,335,760
Nextage Co. Ltd. (Japan)	248,800	4,559,701
Watches of Switzerland Group plc (United Kingdom)*1	548,746	8,520,745
		19,416,206
Textiles, Apparel & Luxury Goods - 1.5%
Li Ning Co. Ltd. (China)	1,098,500	12,122,019
TotalConsumerDiscretionary		96,404,200
Consumer Staples - 3.8%
Beverages - 3.2%
Royal Unibrew A/S (Denmark)	153,732	19,097,420
Varun Beverages Ltd. (India)	614,572	6,981,567
		26,078,987
Personal Products - 0.6%
L'Occitane International S.A.
(Luxembourg)	1,372,500	4,909,028
Total Consumer Staples		30,988,015
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials - 12.3%
Banks - 6.6%
Canadian Western Bank (Canada)	497,305	$15,908,456
FinecoBank Banca Fineco S.p.A. (Italy)*	670,656	12,808,051
Ringkjoebing Landbobank A/S (Denmark)	94,217	11,961,972
Sydbank AS (Denmark)	384,659	13,218,855
		53,897,334
Capital Markets - 5.0%
Avanza Bank Holding AB (Sweden)	271,270	10,784,524
Euronext N.V. (Netherlands)[1]	60,692	6,828,121
flatexDEGIRO AG (Germany)*	177,698	4,036,522
Indian Energy Exchange Ltd. (India)[1]	484,672	4,594,091
Intermediate Capital Group plc (United Kingdom)	287,765	8,631,502
MLP SE (Germany)	674,040	6,490,655
		41,365,415
Consumer Finance - 0.7%
goeasy Ltd. (Canada)	35,106	5,501,340
TotalFinancials		100,764,089
Health Care - 12.7%
Biotechnology - 0.7%
Vitrolife AB (Sweden)	86,077	5,602,147
Health Care Equipment & Supplies - 5.4%
Arjo AB - Class B (Sweden)	1,333,238	18,181,710
Asahi Intecc Co. Ltd. (Japan)	247,800	6,531,850
Revenio Group OYJ (Finland)	93,408	6,163,548
Surgical Science Sweden AB (Sweden)*	70,232	2,089,459
Vimian Group AB (Sweden)*	464,611	5,125,977
Xvivo Perfusion AB (Sweden)*	150,039	5,957,534
		44,050,078
Health Care Providers & Services - 0.7%
Hygeia Healthcare Holdings Co. Ltd.
(China)[1]	631,200	5,541,147
Health Care Technology - 0.5%
Pro Medicus Ltd. (Australia)	115,710	4,672,769
Life Sciences Tools & Services - 1.5%
BICO Group AB (Sweden)*	142,494	7,145,072
Genovis AB (Sweden)*	572,290	5,111,160
		12,256,232
Pharmaceuticals - 3.9%
ALK-Abello A/S (Denmark)*	34,516	14,954,251
Dechra Pharmaceuticals plc (United Kingdom)	84,370	5,911,786
Virbac S.A. (France)	22,097	11,199,923
		32,065,960
Total Health Care		104,188,333

The accompanying notes are an integral part of the financial statements.

 7

Rainier International Discovery Series

Investment Portfolio - October 31, 2021

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials - 30.4%
Aerospace & Defense - 1.7%
CAE, Inc. (Canada)*	458,294	$13,897,684
Building Products - 1.1%
Inwido AB (Sweden)	506,935	9,294,039
Commercial Services & Supplies - 0.8%
Clipper Logistics plc (United Kingdom)	619,503	6,082,866
Electrical Equipment - 1.7%
Alfen Beheer B.V. (Netherlands)*1	87,698	9,879,012
Voltronic Power Technology Corp.
(Taiwan)	73,498	4,304,402
		14,183,414
Machinery - 10.8%
Aalberts N.V. (Netherlands)	198,585	10,991,413
Cargotec OYJ - Class B (Finland)	134,816	6,981,376
Daifuku Co. Ltd. (Japan)	67,200	6,186,396
Interpump Group S.p.A. (Italy)	217,518	16,022,827
Jungheinrich AG (Germany)	134,300	6,810,697
Nabtesco Corp. (Japan)	154,100	5,001,097
SFS Group AG (Switzerland)	44,728	6,024,616
Takeuchi Manufacturing Co. Ltd. (Japan)	353,100	9,065,616
THK Co. Ltd. (Japan)	209,500	4,505,012
Trelleborg AB - Class B (Sweden)	158,363	3,624,555
VAT Group AG (Switzerland)[1]	28,218	13,489,075
		88,702,680
Professional Services - 5.9%
ALS Ltd. (Australia)	1,275,783	12,795,844
en Japan, Inc. (Japan)	159,700	6,341,991
Nihon M&A Center Holdings, Inc.
(Japan)	364,000	11,176,401
Teleperformance (France)	43,431	18,141,650
		48,455,886
Road & Rail - 3.3%
Sixt SE (Germany)*	69,016	11,899,207
TFI International, Inc. (Canada)	137,354	15,230,356
		27,129,563
Trading Companies & Distributors - 4.6%
Electrocomponents plc (United Kingdom)	866,357	13,329,416
Howden Joinery Group plc (United
Kingdom)	1,059,753	13,340,428
IndiaMart InterMesh Ltd. (India)[1]	33,145	3,170,907
Toromont Industries Ltd. (Canada)	87,435	7,779,143
		37,619,894
Transportation Infrastructure - 0.5%
Grupo Aeroportuario del Sureste S.A.B.
de C.V. - Class B (Mexico)	196,432	3,968,045
Total Industrials		249,334,071
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology - 14.1%
Electronic Equipment, Instruments & Components - 2.1%
Halma plc (United Kingdom)	146,508	$5,941,381
Oxford Instruments plc (United Kingdom)	198,735	6,252,904
Sinbon Electronics Co. Ltd. (Taiwan)	601,000	4,972,740
		17,167,025
IT Services - 1.7%
Keywords Studios plc (Ireland)	118,983	4,617,977
NHN KCP Corp. (South Korea)*	77,004	3,778,265
SHIFT, Inc. (Japan)*	25,500	5,880,790
		14,277,032
Semiconductors & Semiconductor Equipment - 6.6%
ASPEED Technology, Inc. (Taiwan)	92,000	9,228,906
eMemory Technology, Inc. (Taiwan)	110,000	9,137,206
Koh Young Technology, Inc. (South Korea)	340,382	5,378,705
Melexis N.V. (Belgium)	84,756	9,775,458
Nordic Semiconductor ASA (Norway)*	272,935	8,108,958
SOITEC (France)*	45,979	12,241,962
		53,871,195
Software - 3.7%
The Descartes Systems Group, Inc.
(Canada)*	80,361	6,562,772
Fortnox AB (Sweden)	95,015	6,726,725
Netcompany Group A/S (Denmark)[1]	109,180	12,432,603
QT Group OYJ (Finland)*	28,685	4,641,033
		30,363,133
TotalInformationTechnology		115,678,385
Materials - 6.2%
Chemicals - 2.7%
Corbion N.V. (Netherlands)	67,663	3,212,805
Kaneka Corp. (Japan)	216,100	8,287,202
SK Materials Co. Ltd. (South Korea)	11,446	3,747,004
SKC Co. Ltd. (South Korea)	42,549	6,541,571
		21,788,582
Metals & Mining - 3.5%
APL Apollo Tubes Ltd. (India)*	550,968	5,904,165
Lynas Rare Earths Ltd. (Australia)*	1,615,440	9,011,737
OZ Minerals Ltd. (Australia)	364,275	6,929,186
SSAB AB - Class B (Sweden)*	1,433,291	7,163,817
		29,008,905
TotalMaterials		50,797,487
Real Estate - 1.4%
Real Estate Management & Development - 1.4%
Katitas Co. Ltd. (Japan)	307,400	11,224,331

The accompanying notes are an integral part of the financial statements.

 8

Rainier International Discovery Series

Investment Portfolio - October 31, 2021

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Utilities - 1.6%
Independent Power and Renewable Electricity Producers - 1.6%
ERG S.p.A. (Italy)	249,471	$9,011,870
West Holdings Corp. (Japan)	82,100	4,588,713
Total Utilities		13,600,583
TOTAL COMMON STOCKS
(Identified Cost $539,619,538)		791,781,412
	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 3.4%

Dreyfus Government Cash Management, Institutional Shares, 0.03%[2]
(Identified Cost $27,845,839)	27,845,839	$27,845,839
TOTAL INVESTMENTS - 99.9%
(Identified Cost $567,465,377)		819,627,251
OTHER ASSETS, LESS LIABILITIES - 0.1%		466,413
NET ASSETS - 100%		$820,093,664

*Non-income producing security.

1 Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $97,113,471, which represented 11.8% of the Series’ Net Assets.

2Rate shown is the current yield as of October 31, 2021.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

Sweden - 13.4%, Japan - 11.0% and United Kingdom - 10.9%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

 9

Rainier International Discovery Series

Statement of Assets and Liabilities

October 31, 2021

ASSETS:

Investments, at value (identified cost $567,465,377) (Note 2)	$819,627,251
Foreign currency, at value (identified cost $970,791)	969,056
Receivable for fund shares sold	735,640
Foreign tax reclaims receivable	581,251
Receivable for securities sold	476,265
Dividends receivable	365,506
Prepaid expenses	38,193

TOTAL ASSETS	822,793,162

LIABILITIES:

Accrued management fees (Note 3)	576,615
Accrued sub-transfer agent fees (Note 3)	101,541
Accrued fund accounting and administration fees (Note 3)	61,785
Accrued distribution and service (Rule 12b-1) fees (Class S) (Note 3)	9,951
Accrued Chief Compliance Officer service fees (Note 3)	2,032
Accrued foreign capital gains tax (Note 2)	1,549,311
Payable for fund shares repurchased	270,114
Other payables and accrued expenses	128,149

TOTAL LIABILITIES	2,699,498

TOTAL NET ASSETS	$820,093,664

NET ASSETS CONSIST OF:

Capital stock	$232,465
Additional paid-in-capital	487,714,153
Total distributable earnings	332,147,046

TOTAL NET ASSETS	$820,093,664

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($47,910,500/1,378,541 shares)	$34.75

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($335,258,719/9,512,472 shares)	$35.24

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($32,618,049/921,781 shares)	$35.39

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($404,306,396/11,433,686 shares)
$35.36

The accompanying notes are an integral part of the financial statements.

 10

Rainier International Discovery Series

Statement of Operations

For the Year Ended October 31, 2021

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $926,887)	$6,857,911
Other Income	21,564

Total Investment Income	6,879,475

EXPENSES:

Management fees (Note 3)	6,315,672
Sub-transfer agent fees (Note 3)	275,696
Fund accounting and administration fees (Note 3)	174,080
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	118,898
Directors’ fees (Note 3)	80,878
Chief Compliance Officer service fees (Note 3)	6,096
Custodian fees	238,258
Recoupment of past waived and/or reimbursed fees	51,120
Miscellaneous	412,100

Total Expenses	7,672,798
Less reduction of expenses (Note 3)	(388,768)

Net Expenses	7,284,030

NET INVESTMENT LOSS	(404,555)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments	96,712,053
Foreign currency and translation of other assets and liabilities	(284,736)

96,427,317
Net change in unrealized appreciation (depreciation) on- Investments (net of increase in accrued foreign capital gains tax of $1,447,024)	112,014,763
Foreign currency and translation of other assets and liabilities	(14,978)

111,999,785

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	208,427,102

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$208,022,547

The accompanying notes are an integral part of the financial statements.

 11

Rainier International Discovery Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/21	FOR THE YEAR ENDED 10/31/20
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment (loss)	$(404,555)	$(474,792)
Net realized gain (loss) on investments and foreign currency	96,427,317	45,150,643
Net change in unrealized appreciation (depreciation) on investments and foreign currency	111,999,785	61,667,226

Net increase (decrease) from operations	208,022,547	106,343,077

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(736,874)	–
Class I	(3,609,202)	(446,459)
Class W	(694,385)	(188,339)
Class Z	(5,577,585)	(909,875)
Total distributions to shareholders	(10,618,046)	(1,544,673)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	103,148,664	(34,488,974)

Net increase (decrease) in net assets	300,553,165	70,309,430

NET ASSETS:

Beginning of year	519,540,499	449,231,069

End of year	$820,093,664	$519,540,499

The accompanying notes are an integral part of the financial statements.

 12

Rainier International Discovery Series

Financial Highlights - Class S*1

	FOR THE YEAR ENDED				FOR THE
	10/31/21	10/31/20	10/31/19	10/31/18	PERIOD 4/1/17 to 10/31/17		FOR THE YEAR ENDED 3/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$25.62	$20.41	$18.83	$20.61	$16.44		$15.93
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.13)	(0.11)	(0.07)	(0.01)	0.02		(0.02)
Net realized and unrealized gain (loss) on investments	9.77	5.32	1.67	(1.77)	4.15		0.53
Total from investment operations	9.64	5.21	1.60	(1.78)	4.17		0.51
Less distributions to shareholders:
From net investment income	—	—	(0.02)	—	—		—
From net realized gain on investments.	(0.51)	—	—	—	—		—
Total distributions to shareholders	(0.51)	—	(0.02)	—	—		—

Net asset value - End of period	$34.75	$25.62	$20.41	$18.83	$20.61		$16.44
Net assets - End of period (000’s omitted)	$47,911	$36,577	$39,387	$193,071	$120,399		$78,260

Total return[3]	38.06%	25.53%	8.53%	(8.64% )	25.36%		3.14%

Ratios (to average net assets)/Supplemental Data:
Expenses**	1.40%	1.40%	1.40%	1.40%	1.49%	[4,5]	1.51%	[4]
Net investment income (loss)	(0.41% )	(0.48% )	(0.36% )	(0.05% )	0.20%	[5]	(0.12%	)
Series portfolio turnover	76%	91%	102%	73%	46%		123%

*Effective March 1, 2019, Class K shares of the Series have been redesignated as Class S Shares.

**The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.00% [6]	0.05%	0.04%	0.03%	0.21%	[5]	0.14%

1Rainier International Discovery Fund (“the Predecessor Fund”) transferred its assets and liabilities to the Series at the close of business on August 21, 2017. Because the Series had no investment operations prior to the Reorganization, and based on the similarity of the Series to the Predecessor Fund, the Predecessor Fund is treated as the survivor for accounting and performance reporting purposes. Class S shares of the Series were formerly Class A shares of the Predecessor Fund.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Expense ratio exceeds expense limitation due to recognition of expenses related to the Reorganization of the Fund. The majority of the expenses incurred by the Series in connection with the reorganization were paid by the Advisor. The Series paid certain expenses, including half of the cost of the proxy, such as printing and solicitation, and all of the legal fees incurred in connection to the reorganization.

5Annualized.

6Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

 13

Rainier International Discovery Series

Financial Highlights - Class I1

	FOR THE YEAR ENDED				FOR THE
	10/31/21	10/31/20	10/31/19	10/31/18	PERIOD 4/1/17 to 10/31/17		FOR THE YEAR ENDED 3/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$25.91	$20.64	$19.04	$20.81	$16.58		$16.02
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	(0.05)	0.06	0.07	0.05		0.003
Net realized and unrealized gain (loss) on investments	9.89	5.38	1.61	(1.81)	4.18		0.56
Total from investment operations	9.84	5.33	1.67	(1.74)	4.23		0.56
Less distributions to shareholders:
From net investment income	—	(0.06)	(0.07)	(0.03)	—		—
From net realized gain on investments	(0.51)	—	—	—	—		—
Total distributions to shareholders	(0.51)	(0.06)	(0.07)	(0.03)	—		—

Net asset value - End of period	$35.24	$25.91	$20.64	$19.04	$20.81		$16.58
Net assets - End of period (000’s omitted)	$335,259	$174,435	$154,009	$161,390	$189,955		$114,487

Total return[4]	38.41%	25.88%	8.81%	(8.38% )	25.51%		3.43%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.13% [5]	1.15%	1.14%	1.12%	1.24%6,	[7]	1.26%	[6]
Net investment income (loss)	(0.14% )	(0.22% )	0.31%	0.30%	0.41%	[7]	0.01%
Series portfolio turnover	76%	91%	102%	73%	46%		123%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	0.00% [8]	0.03%	N/A	0.11%	[7]	0.07%

1Rainier International Discovery Fund (“the Predecessor Fund”) transferred its assets and liabilities to the Series at the close of business on August 21, 2017. Because the Series had no investment operations prior to the Reorganization, and based on the similarity of the Series to the Predecessor Fund, the Predecessor Fund is treated as the survivor for accounting and performance reporting purposes. Class I shares of the Series were formerly Institutional shares of the Predecessor Fund.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Includes recoupment of past waived and/or reimbursed fees. Without the recoupment the ratio would have been 1.11%.

6Expense ratio exceeds expense limitation due to recognition of expenses related to the Reorganization of the Fund. The majority of the expenses incurred by the Series in connection with the reorganization were paid by the Advisor. The Series paid certain expenses, including half of the cost of the proxy, such as printing and solicitation, and all of the legal fees incurred in connection to the reorganization.

7Annualized.

8Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

 14

Rainier International Discovery Series

Financial Highlights - Class W

	FOR THE YEAR ENDED		FOR THE
	10/31/21	10/31/20	PERIOD 3/1/19[1] TO 10/31/19
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$25.93	$20.59	$19.34
Income from investment operations:
Net investment income[2]	0.28	0.19	0.22
Net realized and unrealized gain (loss) on investments	9.90	5.36	1.03
Total from investment operations	10.18	5.55	1.25
Less distributions to shareholders:
From net investment income	(0.21)	(0.21)	—
From net realized gain on investments	(0.51)	—	—
Total distributions to shareholders	(0.72)	(0.21)	—

Net asset value - End of period	$35.39	$25.93	$20.59
Net assets - End of period (000’s omitted)	$32,618	$24,962	$18,095

Total return[3]	39.91%	27.17%	6.46%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	[4]
Net investment income	0.87%	0.84%	1.65%	[4]
Series portfolio turnover	76%	91%	102%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paida portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.93%	0.97%	1.00%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

 15

Rainier International Discovery Series

Financial Highlights - Class Z*

	FOR THE YEAR ENDED				FOR THE
	10/31/21	10/31/20	10/31/19	10/31/18	PERIOD 8/21/17[1] TO 10/31/17
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$25.96	$20.67	$19.06	$20.82	$19.40
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	(0.01)	0.09	0.03	0.01
Net realized and unrealized gain (loss) on investments	9.92	5.38	1.61	(1.75)	1.41
Total from investment operations	9.91	5.37	1.70	(1.72)	1.42
Less distributions to shareholders:
From net investment income	(0.00)[3]	(0.08)	(0.09)	(0.04)	—
From net realized gain on investments	(0.51)	—	—	—	—
Total distributions to shareholders	(0.51)	(0.08)	(0.09)	—	—

Net asset value - End of period	$35.36	$25.96	$20.67	$19.06	$20.82
Net assets - End of period (000’s omitted)	$404,306	$283,566	$237,740	$168,789	$21
Total return[4]	38.61%	26.06%	8.99%	(8.29% )	7.32%
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.00%	1.00%	1.00%	1.00%	1.00%	[5]
Net investment income (loss)	(0.03% )	(0.05% )	0.48%	0.16%	0.14%	[5]
Series portfolio turnover	76%	91%	102%	73%	46%

*Effective August 21, 2018, Class R6 shares of the Series have been redesignated as Class Z shares.

**The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.03%	0.07%	0.08%	0.04%	0.17%	[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $(0.01).

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

 16

Rainier International Discovery Series

Notes to Financial Statements

1.	Organization

Rainier International Discovery Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to seek long-term capital appreciation.

The Series is authorized to issue four classes of shares (Class S, I, W and Z). Each class is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2021, 6.3 billion shares have been designated in total among 15 series, of which 100 million have been designated as Rainier International Discovery Series Class I common stock, Rainier International Discovery Series Class S (formerly Class K) common stock, Rainier International Discovery Series Class W common stock and Rainier International Discovery Series Class Z (formerly Class R6) common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities

17

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is applied as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2021 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$18,801,918	$—	$18,801,918	$—
Consumer Discretionary	96,404,200	5,454,840	90,949,360	—
Consumer Staples	30,988,015	—	30,988,015	—
Financials	100,764,089	21,409,796	79,354,293	—
Health Care	104,188,333	—	104,188,333	—
Industrials	249,334,071	40,875,228	208,458,843	—
Information Technology	115,678,385	6,562,772	109,115,613	—
Materials	50,797,487	—	50,797,487	—
Real Estate	11,224,331	—	11,224,331	—
Utilities	13,600,583	—	13,600,583	—
Short-Term Investment	27,845,839	27,845,839	—	—
Total assets	$819,627,251	$102,148,475	$717,478,776	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of October 31, 2020 or October 31, 2021.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

18

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2021, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2018 through October 31, 2021. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

19

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.90% of the Series’ average daily net assets. The investment sub-advisor of the Series is Rainier Investment Management, LLC (“Rainier” or the “Sub-Advisor”). The Advisor pays the Sub-Advisor out of the fee received from the Series at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor maintain the Series' organization and select and oversee the Sub-Advisor, who provides the Series with advice and assistance in the choice of investments and the execution of securities transactions. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor and/or Sub-Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor and/or Sub-Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S shares and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series' expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 1.15% of the average daily net assets of the Class I and Class S shares, 1.00% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to these agreements, the Advisor waived $271,414 in management fees for Class W shares for the year ended October 31, 2021. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of

20

Rainier International Discovery Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

$1,492, $9,014 and $106,848 for Class S, Class W, and Class Z shares, respectively, for the year ended October 31, 2021. These amounts are included as a reduction of expenses on the Statement of Operations.

As of October 31, 2021, the Advisor recouped the following waivers and/or reimbursements previously recorded by the Series:

RECOUPED
CLASS	AMOUNT
Class I	$51,120

As of October 31, 2021, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRES OCTOBER 31,
	2022	2023	2024	Total
Class S	$21,581	$17,196	$1,492	$40,269
Class W	9,606	14,579	9,014	33,199
Class Z	149,233	172,344	106,848	428,425

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated February 13, 2020, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2021, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $589,930,828 and $507,339,719, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Rainier International Discovery Series were:

CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	513,423	$16,287,518	579,471	$12,599,423
Reinvested	25,327	724,601	—	—
Repurchased	(587,872)	(19,324,511)	(1,081,951)	(22,724,547)
Total	(49,122)	$(2,312,392)	(502,480)	$(10,125,124)

21

Rainier International Discovery Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,318,178	$139,127,049	1,898,683	$43,505,520
Reinvested	114,986	3,327,704	18,082	394,018
Repurchased	(1,654,070)	(52,684,277)	(2,645,087)	(56,494,016)
Total	2,779,094	$89,770,476	(728,322)	$(12,594,478)

CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	74,101	$2,364,133	209,873	$4,926,137
Reinvested	24,110	694,385	8,711	188,339
Repurchased	(139,012)	(4,387,694)	(134,887)	(3,355,984)
Total	(40,801)	$(1,329,176)	83,697	$1,758,492

CLASS Z	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/21		10/31/20
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,020,339	$97,161,014	2,892,412	$65,335,375
Reinvested	90,238	2,617,798	16,182	352,926
Repurchased	(2,601,137)	(82,759,056)	(3,485,927)	(79,216,165)
Total	509,440	$17,019,756	(577,333)	$(13,527,864)

At October 31, 2021, one shareholder account owned 15.7% of the Series. In addition, the Advisor and its affiliates owned less than 0.1% of the Series. Investment activities of these shareholders may have a material effect on the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $25 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2022 unless extended or renewed. During the year ended October 31, 2021, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2021.

22

Rainier International Discovery Series

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, passive foreign investment companies (PFICs) and tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended October 31, 2021, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $8,940 856 and decrease Total Distributable Earnings by $8,940,856. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 10/31/21	ENDED 10/31/20
Ordinary income	$210,151	$1,544,673
Long-term capital gains	$10,407,895	—

At October 30, 2021, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax	$572,284,792
purposes Unrealized appreciation	267,445,810
Unrealized depreciation	(20,103,351)
Net unrealized appreciation	$247,342,459
Undistributed ordinary income	$21,619,702
Undistributed long-term capital gains	$64,737,752

10.	Market Event

In March 2020, the World Health Organization declared COVID-19 (a novel coronavirus) to be a pandemic. The situation is dynamic. Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Series’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Series’ service providers and disrupt the Series’ operations. Management of the Series will continue to monitor the impact of COVID-19.

23

Rainier International Discovery Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Rainier International Discovery Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Rainier International Discovery Series (one of the series constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods ended on or after October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods ended on or after October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights as of and for the year ended March 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 22, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 15, 2021

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

24

Rainier International Discovery Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $449,340 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $7,603,003 and foreign taxes paid of $879,006 for the year ended October 31, 2021.

The Series designates $75,013,550 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2021.

25

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manning-napier.com, or on the EDGAR Database on the SEC Internet web site (http://www.sec.gov). The following chart shows certain information about the Fund’s directors and officers, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director and Officer

Name:	Paul Battaglia*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman and Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since November 2018
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2018; Vice President of Finance (2016 – 2018); Director of Finance (2011 – 2016); Financial Analyst/Internal Auditor (2004-2006) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	81
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman and Director since 1997; Chief Executive Officer (1997-2019) - Ashley Companies (property management and investment)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	Ashley Companies since 1997
Past 5 Years:
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Lead Independent Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since 2007; Lead Independent Director since 2017
Principal Occupation(s) During Past 5 Years:	Managing Member since 1991 - PMSV Holdings LLC (investments); Managing Member (2010-2016) - Venbio (investments)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Incyte Corp. (biotech) (2000-2020); PureEarth (non-profit) since 2012; Cerus (biomedical) since 2016; Caelum BioSciences (biomedical) since 2018; Cheyne Capital International (investment)(2000-2017);

26

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	John Glazer
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	56
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer since 2020 – Oikos Holdings LLC (Single-Family Office); Head of Corporate Development (2019-2020) – Caelum Biosciences (pharmaceutical development); Head of Private Investments (2015-2018) – AC Limited (Single-Family Office)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:
Name:	Margaret McLaughlin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	54
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since February 2021
Principal Occupation(s) During Past 5 Years:	Consultant since 2020 – Bates Group (consultants); Consultant (2019-2020) – Madison Dearborn Partners (private equity); General Counsel/CCO (2011-2019) – Kramer Van Kirk Credit Strategies L.P./Mariana Systems LLC (Investment Adviser/SaaS Technology)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During	N/A
Past 5 Years:
Name:	Russell O. Vernon
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Chairman
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member since April 2020; Governance & Nominating Committee Chairman since November 2020
Principal Occupation(s) During Past 5 Years:	Founder and General Partner (2009-2019) – BVM Capital Management (economic development)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex During Past 5 Years:	Board Member, Vice Chairman and President since 2010 – Newburgh Armory Unity Center (military); Board Member and Executive Director since 2020 – National Purple Heart Honor Mission, Inc. (military); Board Member, Vice Chairman (2015-2020) – National Purple Heart Hall of Honor, Inc. (military)

27

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite – Director, Audit Committee Member, Governance & Nominating Committee Member Since 2012; Audit Committee Chairman since 2013
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	15
Other Directorships Held Outside Fund Complex	Rochester Institute of Technology (University) since 2005; Hudson
During Past 5 Years:	Valley Center for Innovation, Inc. (New Business and Economic Development) since 2019; Town of Greenburgh, NY Planning Board (Municipal Government) (2015-2019);

Officers:

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	34
Current Position(s) Held with Fund:	Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2016
Principal Occupation(s) During Past 5 Years:	Director of Fund Administration since 2021; Fund Regulatory Administration Manager (2018-2021); Fund Administration Manager (2015-2018); Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) - Manning & Napier Fund, Inc.; Corporate Secretary, Director since 2019– Manning & Napier Investor Services, Inc.
Name:	Samantha Larew
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	41
Current Position(s) Held with Fund:	Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2018
Principal Occupation(s) During Past 5 Years:	Co-Director of Compliance since 2018; Compliance Communications Supervisor (2014-2018); Compliance Supervisor (2013-2014); Broker-Dealer Compliance Supervisor (2011-2013); Broker-Dealer Compliance Analyst (2010-2011) - Manning & Napier Advisors, LLC& Affiliates; Broker-Dealer Chief Compliance Officer since 2013; Broker-Dealer Assistant Corporate Secretary since 2011 – Manning & Napier Investor Services, Inc.; Compliance Analyst (2007-2009) – Wall Street Financial Group; Compliance Specialist (2003-2007) – Manning & Napier Advisors, LLC & Affiliates
Name:	Scott Morabito
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	33
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Vice President since 2019; Assistant Vice President (2017-2019)
Principal Occupation(s) During Past 5 Years:	Managing Director, Client Service and Business Operations since 2021; Managing Director of Operations (2019-2021); Director of Funds Group (2017-2019); Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) - Manning & Napier Advisors, LLC; President, Director since 2018 – Manning & Napier Investor Services, Inc.; President, Exeter Trust Company since 2021;

28

Rainier International Discovery Series

Directors’ and Officers’ Information

(unaudited)

Officers: (continued)

Name:	Troy Statczar
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Principal Financial Officer, Treasurer
Term of Office & Length of Time Served:	Principal Financial Officer and Treasurer since 2020
Principal Occupation(s) During Past 5 Years:	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) – Henderson Global Investors N.A., Inc.
Name:	Sarah Turner
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary
Term of Office & Length of Time Served:	Since 2018
Principal Occupation(s) During Past 5 Years:	Attorney since 2018 - Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

*Interested Director, within the meaning of the 1940 Act by reason of his positions with the Fund’s Advisor, Manning & Napier Advisors, LLC, and Distributor, Manning & Napier Investor Services, Inc.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

Rainier International Discovery Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNIDS-10/21-AR

30

(b)	Not applicable.

ITEM 2: CODE OF ETHICS

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 13(a)(1).
(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.
(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.
(d)	Not applicable to the registrant due to the response given in 2(c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant's Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, John M. Glazer, Russell O. Vernon, Margaret McLaughlin, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee's duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4: Principal Accountant Fees and Services

  Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Disciplined Value Series, Equity Series, Overseas Series, Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Rainier International Discovery Series, Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 series, Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2021 and 2020 were:

	2021	2020
Audit Fees (a)	$ 344,212	$ 356,712

Audit Related Fees (b)	$ 0	$ 0

Tax Fees (c)	$ 154,223	$346,558

All Other Fees (d)	$ 0	$ 0

	$ 498,435	$ 703,269

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice, tax planning and shareholder reporting.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2021 and 2020.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)	Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund.

For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2021	2020
Audit Related Fees	$0	$115,500

Tax Fees	$0	$0

	$0	$115,500

There were no Audit Related fees for the year ended October 31, 2021. The Audit Related fees for the years ended October 31, 2020 were for work related to a fund liquidation and merger

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2021 and 2020.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2021 and 2020 were $154,223 and $346,558, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $0 and $115,000, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

Item 5:

Audit Committee of Listed registrants

Not applicable.

Item 6:

Investments

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

Item 7:

Disclosure of Proxy Voting Policies and Procedures for Closed- End Management Investment Companies

Not applicable.

Item 8:

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9:

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10:

Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:

Controls and Procedures

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:

DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 13: Exhibits

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer of Manning & Napier Fund, Inc.

Date: 12/21/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer of Manning & Napier Fund, Inc.

Date: 12/21/2021

/s/Troy M. Statczar

Troy M. Statczar

Treasurer and Principal Financial Officer of Manning & Napier Fund, Inc.

Date: 12/21/2021